UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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RUMBLEON, INC.
(Name of Registrant As Specified In Its Charter)

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RumbleOn, Inc.
1350 Lakeshore Drive
 Suite 160
Coppell, Texas 75019

February    , 2019

NOTICE OF ACTION TAKEN

PURSUANT TO WRITTEN CONSENT OF STOCKHOLDERS

To Our Stockholders:

RumbleOn, Inc. (the “Company”) hereby gives notice to the holders of its Class A common stock, par value $0.001 per share (the “Class A Common Stock”), and its Class B common stock, par value $0.001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), that certain stockholders of the Company holding a majority in voting power of its outstanding Common Stock have taken certain actions by written consent, which consent is set forth in Appendix A hereto, to approve the issuance of greater than 20 percent of the Company’s outstanding Class B Common Stock underlying the Company’s Series B Non-Voting Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred”) issued in connection with the acquisitions by the Company (the “Acquisitions”) of Wholesale Holdings, Inc. (“Holdings”), Holdings’ wholly owned subsidiary, Wholesale, LLC, a Tennessee limited liability company (“Wholesale”), and Wholesale Express, LLC (“Wholesale Express,” and together with Wholesale and Holdings, the “Wholesale Entities”) and in connection with certain financing transactions relating to the Acquisitions. Following the Acquisitions, Wholesale was converted from a limited liability company to a corporation under the name Wholesale, Inc.

The Company’s Class B Common Stock is listed and traded on the Nasdaq Capital Market under the symbol “RMBL.” Under the Nasdaq Capital Market rules, the holders representing a majority in voting power of the outstanding shares of the Common Stock must approve the issuance of the Class B Common Stock underlying the Series B Preferred because such issuance, when aggregated with the shares of Class B Common Stock issued or to be issued in the related financing transactions securities, exceeds of 20% of the number of shares of Class B Common Stock outstanding before such issuances. Section 78.320 of the Nevada Revised Statutes (“NRS”) and our organizational documents permit any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. Accordingly, the holders of a majority in voting power of the outstanding shares of the Common Stock have approved the issuance of the Class B Common Stock underlying the Series B Preferred issued in connection with the Acquisitions, subject to the terms and conditions set forth in the documents governing the transactions.

All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained, and the Company may issue the shares of Class B Common Stock underlying the Series B Preferred upon providing necessary notice to its non-consenting stockholders in accordance with NRS and the U.S. Federal Securities laws. This Information Statement is being furnished to all stockholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing the non-consenting stockholders of these corporate actions before the Company takes the actions set forth in the written consent. In accordance with Rule 14c-2 under the Exchange Act, the Company may issue the shares of Class B Common Stock underlying the Series B Preferred on the date that is the twenty first (21st) day following the mailing of this Information Statement to the Company’s non-consenting stockholders.

We are mailing this Information Statement to our holders of record as of the close of business on October 30, 2018, which is the date on which the respective consents received approval of a majority in voting power of our Common Stock. This Information Statement is being provided to you for your information to comply with the Exchange Act requirements. You are urged to read this Information Statement carefully in its entirety. No action is required on your part in connection with this document. No shareholder meeting will be held in connection with this Information Statement. We are not asking you for a proxy and you are requested not to send us a proxy.

We thank you for your continued support.

By order of the Board of Directors

Marshall Chesrown
Chairman and Chief Executive Officer

i

RumbleOn, Inc.
1350 Lakeshore Drive
 Suite 160
Coppell, Texas 75019

INFORMATION STATEMENT

We are required to deliver this Information Statement to holders of our Common Stock in order to inform them that stockholders of the Company holding a majority in voting power of its outstanding Common Stock, have taken certain actions by written consent, which would normally require a meeting of stockholders. October 30, 2018, which is the date on which the consent received approval of a majority in voting power of our Common Stock, has been fixed as the record date for the determination of stockholders entitled to receive this Information Statement.

THIS INFORMATION STATEMENT IS FIRST BEING SENT ON OR ABOUT [●], 2019

TO THE RECORD HOLDERS AS OF OCTOBER 30, 2018.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

ii

TABLE OF CONTENTS

Page

Summary Term Sheet	1
Questions and Answers About the Acquisitions	3
Risk Factors	6
The Acquisitions	8
Background of the Acquisitions	15
Reasons for the Acquisitions	18
Description of the Acquired Businesses	18
Management’s Discussion and Analysis of Financial Condition and Results of Operations of Wholesale, Inc.	19
Management’s Discussion and Analysis of Financial Condition and Results of Operations of Wholesale Express, LLC	34
No Dissenter’s Rights	42
No Regulatory Approvals	42
Material U.S. Federal Income Tax Consequences	42
Accounting Treatment	42
Interest of Certain Persons in Matters to be Acted Upon	42
Security Ownership of Certain Beneficial Owners and Management	43
Where You Can Find More Information	44
Index to Financial Statements.	F-1
Unaudited Pro Forma Condensed Combined Financial Statement of RumbleOn, Inc.	PF-1
Appendix A	A-1

iii

Summary Term Sheet

This Summary Term Sheet and the section titled “Questions and Answers About the Acquisitions” summarize certain information contained in this Information Statement, but do not contain all of the information that is important to you. The description and summaries of the documents and agreements below do not purport to be complete and are qualified in their entirety by reference to the actual documents and agreements. You should carefully read this entire Information Statement, including the attached Appendices.

ISSUANCE OF UP TO 1,317,329 SHARES OF CLASS B COMMON STOCK UNDERLYING 1,317,329 SHARES OF SERIES B NON-VOTING CONVERTIBLE PREFERRED STOCK

On October 26, 2018, RumbleOn, Inc., a Nevada corporation ("RumbleOn" or the “Company”), entered into (i) an Agreement and Plan of Merger, as amended (the “Merger Agreement”) by and among the Company, RMBL Tennessee, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), Wholesale Holdings, Inc., a Tennessee corporation (“Holdings”), Wholesale, LLC, a Tennessee limited liability company (“Wholesale”), the shareholders of the Holdings set forth in Schedule 1 to the Merger Agreement (each, a “Wholesale Seller,” and collectively, the “Wholesale Sellers”), Steven Brewster, a Tennessee resident, as the representative of each Wholesale Seller as more fully described in the Merger Agreement (the “Wholesale Representative”), and (ii) a Membership Interest Purchase Agreement (the “Purchase Agreement”), by and among the Company, the members of Wholesale Express, LLC, a Tennessee limited liability company (“Wholesale Express”) set forth in Schedule 1 to the Purchase Agreement (each, an “Express Seller,” and collectively, the “Express Sellers”), and Steven R. Brewster, a Tennessee resident, as the representative of each Seller as more fully described herein (the “Express Representative”). The Company, Wholesale Sellers, Express Sellers, Wholesale Representative and Express Representative are sometimes referred to herein collectively as the “Parties” and each individually as a “Party.” On October 29, 2018, the parties amended the Merger Agreement to provide for certain tax matters relating to the Merger (as defined below). The Merger Agreement and the amendment to the Merger Agreement, are included as Exhibits 2.1 and 2.2 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 31, 2018 (the "Form 8-K"), and are incorporated by reference in this Information Statement. The Purchase Agreement is included as Exhibit 2.3 to the Form 8-K and is incorporated in this Information Statement by reference.

The Parties completed the Acquisitions (as defined below) (the “Closing”) on October 30, 2018 (the “Closing Date”). On the Closing Date, Holdings merged with and into Merger Sub, with Merger Sub as the surviving entity (the “Merger”). Also on the Closing Date, the Company purchased all the membership interest in Wholesale Express (the “Express Purchase,” and together with the Merger, the “Acquisitions”). Following the Acquisitions, Wholesale was converted from a limited liability company to a corporation under the name Wholesale, Inc.

As consideration for the Merger, at Closing, Wholesale Sellers received from the Company:

1.
Approximately $12,000,000 in cash, inclusive of working capital adjustments, certain change of control payments due to certain Wholesale directors, employees and consultants; and

2.
1,317,329 shares of the Company’s Series B Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred”) of which 681,481 shares of Series B Preferred were held back in connection with Wholesale Sellers’ indemnification obligations under the Merger Agreement and the Express Sellers’ indemnification obligations under the Purchase Agreement. Each share of Series B Preferred shall automatically convert (the “Conversion”) into one share of the Company’s Class B common stock, par value $0.001 (the “Class B Common Stock,” and such shares of Class B Common Stock, the “Conversion Shares”), on the date that is the twenty first (21st) day following the mailing of this Information Statement (the “Conversion Date”). The issuances of Series B Preferred to the Wholesale Sellers were effected in reliance on the exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

As consideration for the Express Purchase, at Closing, Express Sellers received from the Company approximately $4,000,000 in cash, inclusive of working capital adjustments, certain change of control payments due to certain Wholesale Express officers, employees and consultants.

In connection with financing the cash portion of consideration in the Acquisitions, the Company entered into the following transactions (collectively, the “Financing Transactions”):

1.
On the Closing Date, the Company, NextGen Pro, LLC, a Delaware limited liability company (“NextGen Pro”), RMBL Missouri, LLC, a Delaware limited liability company (“RMBL Missouri”), RMBL Texas, LLC, a Delaware limited liability company (“RMBL Texas,” and together with the Company, NextGen Pro, and RMBL Missouri, each, an “Existing Borrower”, and collectively, the “Existing Borrowers”), Merger Sub, Wholesale, Wholesale Express, RMBL Express, LLC, a Delaware limited liability company (“RMBL Express”, and together with Merger Sub, Wholesale and Wholesale Express, the “New Borrowers”; together with the Existing Borrowers, the “Borrowers”), Hercules Capital, Inc., a Maryland corporation (“Hercules”), in its capacity as lender (in such capacity, “Lender”), and Hercules, in its capacity as administrative agent and collateral agent for Lender (in such capacities, “Agent”), entered into the First Amendment and Waiver to Loan and Security Agreement (the “Amendment”), amending that certain Loan and Security Agreement, dated as of April 30, 2018 (the “Loan Agreement”; as amended by the Amendment, the “Amended Loan Agreement”), by and among the Existing Borrowers, Lender and Agent.

Under the terms of the Amendment, $5,000,000 (less certain fees and expenses) were funded by Lender to the Borrowers in connection with the Closing Date (the “Tranche II Advance”). The Tranche II Advance has a maturity date of October 1, 2021 and an initial interest rate of 11.00%.

Advances under the Amended Loan Agreement (“Advances”) will bear interest at a per annum rate equal to the greater of either (i) the prime rate as reported in The Wall Street Journal plus 5.75% or (ii) 10.25%, based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed. The Tranche II Advance, and any future amounts that may be advanced under the Amended Loan Agreement, will be due and payable on October 1, 2021.

Upon any event of default, the Agent may, at its option, exercise its right to demand immediate payment of all liabilities and other indebtedness and amounts owed to Lender by Borrowers. Conditions for an event of default remain unchanged by the Amendment.

In connection with the Amendment, on the Closing Date, the Company issued to Lender a warrant to purchase 20,950 shares of the Company’s Class B Common Stock at an exercise price of $7.16 per share (the “Warrant”).

2.
On October 25, 2018 (the “Placement Date”), the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Investors”) pursuant to which the Company sold in a private placement (the “Private Placement”) an aggregate of 3,030,000 shares of its Class B Common Stock (the “Private Placement Shares”), at a purchase price of $7.10 per share for non-affiliates of the Company, and, with respect to directors participating in the Private Placement, at a price of $8.10 per share. The gross proceeds for the Private Placement were approximately $21.6 million. National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation, and Craig-Hallum Capital Group (together the “Placement Agents”) served as the placement agents for the Private Placement. The Company paid the Placement Agents a fee of 6.5% of the gross proceeds in the Private Placement. Net proceeds from the Private Placement and $5,000,000 funded under the Tranche II Advance were used to partially fund the cash consideration of the Acquisitions and the balance will be used for working capital purposes.

3.
On the Closing Date, Wholesale, as borrower, entered into a floorplan vehicle financing credit line (the “NextGear Credit Line”) with NextGear Capital, Inc. (“NextGear”), as lender, pursuant to that certain Demand Promissory Note and Loan and Security Agreement and Amendment thereto, each dated as of the Closing Date. The available credit under the NextGear Credit Line is initially $63,000,000, will decrease to $55,000,000 after February 28, 2019 and will decrease to zero dollars after October 31, 2019. NextGear retains the exclusive right to make the decision to make an advance to or on behalf of Wholesale, whether or not an event of default has occurred, and NextGear may refuse to make an advance under the NextGear Credit Line at any time, with or without cause and without prior notice of such decision to Wholesale or its affiliates.

Advances under the NextGear Credit Line will bear interest at an initial per annum rate of 5.25%, based upon a 360-day year, and compounded daily, and the per annum interest rate will vary based on a base rate, plus the contract rate, which is currently negative 2.0%, until the outstanding liabilities to NextGear are paid in full. Advances under the NextGear Credit Line require Wholesale to maintain at least $5,500,000 cash collateral in a reserve account in favor of NextGear, which amount is subject to change in NextGear's sole discretion.

Advances under NextGear Credit Line, if not demanded earlier, are due and payable, without notice, on or before the maturity date, which is (a) for all liabilities relating to inventory or receivables financed, the date set forth on the applicable advance schedule or the date of a maturity event that causes NextGear to declare an event of default, or October 31, 2019; (b) for all liabilities not relating to inventory or receivables financed, 10 days after the date such liability is posted to Wholesale’s account; and (c) for loans in excess of the market value of a unit financed, the date on which such loan is posted to Wholesale’s account. Notwithstanding the foregoing, upon the declaration of an event of default by NextGear, the maturity date for all liabilities will be the earlier of (i) the date on which such event of default is declared by NextGear, or (ii) the date on which such event of default first occurred.

Upon any event of default (including, without limitation, Wholesale’s obligation to pay upon demand any outstanding liabilities of the NextGear Credit Line), NextGear may, at its option and without notice to Wholesale, exercise its right to demand immediate payment of all liabilities and other indebtedness and amounts owed to NextGear and its affiliates by Wholesale and its affiliates.

The NextGear Credit Line is secured by a grant of a first lien security interest in all of Wholesale’s assets. Payment to NextGear is guaranteed by unsecured guaranties of each of the Company and Merger Sub (collectively, the “Parent Guaranties”). In connection with the Amendment and the NextGear Credit Line, NextGear and Agent will enter into an intercreditor agreement (the “Wholesale Inventory Financing Intercreditor Agreement”) within 30 days of the Closing Date, by and among NextGear and Agent, in form and substance satisfactory to NextGear and Agent in Agent’s reasonable discretion. The terms of the Wholesale Inventory Financing Intercreditor Agreement and any additional intercreditor arrangements will control the priority of Agent’s security interest in the Collateral of Wholesale relative to NextGear’s security interest in the Collateral of Wholesale.

Other Information

The Company’s Class B Common Stock is listed and traded on the Nasdaq Capital Market under the symbol “RMBL.” Under the Nasdaq Capital Market rules, the holders of a majority of the outstanding shares of the Class B Common Stock and the Class A common stock, par value $0.001 per share (the “Class A Common Stock,” and together with the Class B Common Stock, the “Common Stock”) must approve the issuance of the Class B Common Stock underlying the Series B Preferred because we will have issued in connection with the Merger and the related Financing Transactions in excess of 20 percent of the number of shares of Class B Common Stock outstanding before such issuance. Section 78.320 of the Nevada Revised Statutes (“NRS”) and our organizational documents permit any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. Accordingly, the holders of a majority in voting power of the outstanding shares of the Common Stock have approved the issuance of the Class B Common Stock underlying the Series B Preferred issued in connection with the Merger, subject to the terms and conditions set forth in the documents governing the transaction, by written consent as set forth in Appendix A.

All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained, and the Company may issue the shares underlying the Series B Preferred upon providing necessary notice to its non-consenting stockholders in accordance with NRS and the U.S. Federal Securities laws. This Information Statement is being furnished to all stockholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing stockholders of these corporate actions before the Company takes such actions set forth in the written consent. In accordance with Rule 14c-2 under the Exchange Act, the Company may issue the shares of Class B Common Stock underlying the Series B Preferred on the date that is the twenty first (21st) day following the mailing of this Information Statement to the Company’s non-consenting stockholders, subject to notice and approval of the Nasdaq Capital Market.

Questions and Answers About the Acquisitions

Q: Why am I receiving this Information Statement?

A: The Company has acquired Wholesale Express, Wholesale, and Holdings (collectively, the “Wholesale Entities”) in accordance with the terms of the Merger Agreement and the Purchase Agreement as described in this Information Statement. We are mailing this Information Statement to our holders of record as of the close of business on October 30, 2018, which is the date on which the respective consent received approval of a majority in voting power of our Common Stock. This Information Statement is being provided to you for your information to comply with the Exchange Act requirements. You are urged to read this Information Statement carefully in its entirety. However, no action is required on your part in connection with this document. We are not asking you for a proxy and you are requested not to send us a proxy.

Q: When and where is the stockholder meeting?

A: No stockholder meeting will be held in connection with this Information Statement.

Q: What is the record date for Stockholders entitled to receive this Information Statement?

A: The record date is October 30, 2018, which is the date on which the respective consents received approval of a majority in voting power of our Common Stock.

Q: Why is the Company acquiring the Wholesale Entities?

A: We are building a supply chain solution that will span all pre-owned vehicle segments. We built RumbleOn around inventory acquisitions and optimize our business through a completely agnostic distribution model. We believe that controlling the inventory at the source will prove to be a winning proposition in the supply of vehicles for consumers and dealers. Wholesale accelerates our plan to enter the huge automobile marketplace and allows us to do it with meaningful size and scale, and without the significant start-up costs typically associated with new market entries. Multiple sales channels allow us to maximize revenue by selling wherever the opportunity exists, based on customer demand, market conditions or inventory availability, at any given time. RumbleOn will be the dominant marketplace in online acquisition of vehicles direct from consumers and dealers while continuing its agnostic distribution approach of rapid turns of vehicle supply.

We will integrate our powerful technology with Wholesale, enabling us to acquire cars and trucks direct from consumers and creating liquidity, while maintaining our capital-light and agnostic distribution model that underpins RumbleOn today. This new source of inventory will provide incremental volume and improved gross margins to the current Wholesale distribution platform. Further, RumbleOn will market the current Wholesale inventory on RumbleOn.com, to provide the same friction-free transaction RumbleOn currently offers to motorcycle and powersports consumers and dealers.

The Wholesale model has scaled over several years with an acquisition strategy that focuses primarily on acquiring inventory direct from dealers and auctions with a small portion from consumers direct or on trade. Overlaying the RumbleOn proprietary software to Wholesale’s current manual operations will provide new growth opportunities and enhance operating metrics. We believe that our cash offer tool, combined with our inventory management software, processes and guidelines will improve inventory turns, reduce mistakes and increase margins. By capturing data on all opportunities on the RumbleOn database, our ability to have the right vehicle, at the right time, at the right price, is greatly enhanced.

Additionally, Wholesale Express has become a well-known brand for the movement of thousands of cars and trucks for dealers across the country. We intend to realize cost benefits by moving our logistics across powersports onto the Wholesale Express platform. RumbleOn will market under the Wholesale Inc. brand, independently as a separate channel and in parallel, taking advantage of two brands and capitalizing on the associated marketing leverage. RumbleOn has the potential to make a meaningful improvement to the overall retail channel by leveraging our 100% online model, and we believe this will produce pure incremental purchases and sales of highly desirable and profitable inventory for Wholesale.

Q: What was the consideration paid by the Company to acquire 100% of the outstanding stock of Holdings and the interests in Wholesale Express?

A: In the Acquisitions, the Company acquired (A) 100% of the outstanding stock of Holdings from the Wholesale Sellers for (i) 1,317,329 shares of Series B Preferred, convertible into 1,317,329 shares of Class B Common Stock and (ii) approximately $12,000,000 in cash, inclusive of working capital adjustments, certain change of control payments due to certain Wholesale directors, employees and consultants, of which 681,481 shares of Series B Preferred were held back in connection with Wholesale Sellers’ indemnification obligations under the Merger Agreement and the Express Sellers’ indemnification obligations under the Purchase Agreement and (B) 100% of the membership interests of Wholesale Express from the Express Sellers for $4,000,000 in cash, inclusive of working capital adjustments, certain change of control payments due to certain Wholesale Express officers, employees and consultants.

Q: Into how many shares of Class B Common Stock can the Series B Preferred be converted?

A: Each share of Series B Preferred can be converted into one share of Class B Common Stock. As a result, upon conversion of the Series B Preferred received by the Wholesale Sellers, the Company will issue to the Wholesale Sellers an aggregate of 1,317,329 shares of Class B Common Stock.

Type of Stock	Shares	As Converted
Preferred Shares, Issued at Closing	1,317,329	1,317,329

Q: Who Can Help Answer Your Questions

A: If you have more questions about the Acquisitions the related financing, and the other transactions provided for in the Merger Agreement and described in this Information Statement, you should contact:

RumbleOn, Inc.
1350 Lakeshore Drive
 Suite 160
Coppell, Texas 75019
Attention: Corporate Secretary
Phone: (469) 250-1185

Cautionary Statement Concerning Forward-Looking Statements

This Information Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”), Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such forward-looking statements contain information about our expectations, beliefs or intentions regarding our product development and commercialization efforts, business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Risk Factors

You should carefully consider the risk factors described below, together with the other information contained in this Information Statement. If any of the following events occur, our business, financial condition and operating results may be materially adversely affected. In that event, the market or trading price of our securities could decline and you could lose all or part of your investment. This information statement also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of specific factors, including the risks described below.

Risks Related to the Acquisitions

We may be unable to realize the anticipated synergies related to the Acquisitions, which could have a material adverse effect on our business, financial condition and results of operations.

We expect to realize significant synergies related to the Acquisitions. We also expect to incur costs to achieve these synergies. While we believe these synergies are achievable, our ability to achieve such estimated synergies in the amounts and timeframe expected is subject to various assumptions by our management based on expectations that are subject to a number of risks, which may or may not be realized, as well as the incurrence of other costs in our operations that may offset all or a portion of such synergies and other factors outside our control. As a consequence, we may not be able to realize all of these synergies within the time frame expected or at all, or the amounts of such synergies could be significantly reduced. In addition, we may incur additional and unexpected costs to realize these synergies. Failure to achieve the expected synergies could significantly reduce the expected benefits associated with the Acquisitions and adversely affect our business. We have incurred and will continue to incur substantial expenses in connection with the negotiation and consummation of the transactions contemplated by the Merger or the Express Purchase. These costs, as well as other unanticipated costs and expenses, could have a material adverse effect on our financial condition and operating results.

We may be unable to successfully integrate the Wholesale Entities’ business and realize the anticipated benefits of the Acquisitions.

We are now be required to devote significant management attention and resources to integrating the business and operations of the Wholesale Entities. Potential difficulties we may encounter in the integration process include the following:

●
the inability to successfully combine our business and the businesses of the Wholesale Entities in a manner that results in the anticipated benefits and synergies of the Acquisitions not being realized in the time frame currently anticipated or at all;
●
the loss of sales, customers or business partners of ours or of the Wholesale Entities’ as a result of such parties deciding not to continue business at the same or similar levels with us or the Wholesale Entities after the Acquisitions;
●
challenges associated with operating the combined business in markets and geographies in which we do not currently operate;
●
difficulty integrating our direct sales and distribution channels with the Wholesale Entities’ to effectively sell the vehicles of the combined company following the closing of the Acquisitions;
●
the complexities associated with managing our company and integrating personnel from the Wholesale Entities, resulting in a significantly larger combined company, while at the same time providing high quality services to customers;
●
unanticipated issues in coordinating accounting, information technology, communications, administration and other systems;
●
difficulty addressing possible differences in corporate culture and management philosophies;
●
the failure to retain key employees of ours or of the Wholesale Entities;
●
potential unknown liabilities and unforeseen increased expenses, delays or regulatory conditions associated with the Acquisitions;
●
performance shortfalls as a result of the diversion of management’s attention caused by consummating the Acquisitions and integrating the Wholesale Entities’ operations; and
●
managing the increased debt levels incurred in connection with the Acquisitions.

An inability to realize the anticipated benefits and cost synergies of the Acquisitions, as well as any delays encountered in the integration process, could have a material adverse effect on the operating results of the combined company, which may materially adversely affect the value of our Class B Common Stock.

In addition, the actual integration may result in additional and unforeseen expenses, and the anticipated benefit of our plan for integration may not be realized. Actual synergies, if achieved at all, may be lower than what we expect and may take longer to achieve than anticipated. For example, the elimination of duplicative costs may not be possible or may take longer than anticipated, or the benefits from the Acquisitions may be offset by costs incurred or delays in integrating the companies. If we are not able to adequately address these challenges, we may be unable to successfully integrate the Wholesale Entities’ operations into our own or, even if we are able to combine the business operations successfully, to realize the anticipated benefits of the integration of the companies.

Our business relationships, those of the Wholesale Entities or the combined company may be subject to disruption due to uncertainty associated with the Acquisitions.

Parties with which we or the Wholesale Entities do business may experience uncertainty associated with the Acquisitions, including with respect to current or future business relationships with us, the Wholesale Entities or the combined company. Our and the Wholesale Entities’ business relationships may be subject to disruption, as customers, distributors, suppliers, vendors, and others may seek to receive confirmation that their existing business relations with us or the Wholesale Entities, as the case may be, will not be adversely impacted as a result of the Acquisitions or attempt to negotiate changes in existing business relationships or consider entering into business relationships with parties other than us, the Wholesale Entities, or the combined company as a result of the Acquisitions. Any of these other disruptions could have a material adverse effect on our or the Wholesale Entities’ businesses, financial condition, or results of operations or on the business, financial condition or results of operations of the combined company, and could also have an adverse effect on our ability to realize the anticipated benefits of the Acquisitions.

If we are unable to maintain effective internal control over financial reporting for the combined companies, we may fail to prevent or detect material misstatements in our financial statements, in which case investors may lose confidence in the accuracy and completeness of our financial statements.

We and the Wholesale Entities currently maintain separate internal control over financial reporting with different financial reporting processes and different process control software. We plan to integrate our internal control over financial reporting with those of the Wholesale Entities. We may encounter difficulties and unanticipated issues in combining our respective accounting systems due to the complexity of the financial reporting processes. We may also identify errors or misstatements that could require audit adjustments. If we are unable to implement and maintain effective internal control over financial reporting following completion of the Acquisitions, we may fail to prevent or detect material misstatements in our financial statements, in which case investors may lose confidence in the accuracy and completeness of our financial reports and the market price of our securities may decline.

The Wholesale Entities may have liabilities that are not known, probable or estimable at this time.

As a result of the Acquisitions, the Wholesale Entities became subsidiaries of the Company and remain subject to their past, current and future liabilities. There could be unasserted claims or assessments against or affecting the Wholesale Entities, including the failure to comply with applicable laws, regulations, orders and consent decrees or infringement or misappropriation of third party intellectual property or other proprietary rights that we failed or were unable to discover or identify in the course of performing our due diligence investigation of the Wholesale Entities. In addition, there are liabilities of the Wholesale Entities that are neither probable nor estimable at this time that may become probable or estimable in the future, including indemnification requests received from customers of the Wholesale Entities relating to claims of infringement or misappropriation of third party intellectual property or other proprietary rights, tax liabilities arising in connection with ongoing or future tax audits and liabilities in connection with other past, current and future legal claims and litigation. Any such liabilities, individually or in the aggregate, could have a material adverse effect on our financial results. We may learn additional information about the Wholesale Entities that adversely affects us, such as unknown, unasserted, or contingent liabilities and issues relating to compliance with applicable laws or infringement or misappropriation of third party intellectual property or other proprietary rights.

As a result of the Acquisitions, we and the Wholesale Entities may be unable to retain key employees.

Our success after the Acquisitions depends in part upon our ability to retain key employees of ours and the Wholesale Entities. Key employees may depart because of a variety of reasons relating to the Acquisitions. If we and the Wholesale Entities are unable to retain key personnel who are critical to the successful integration and future operations of the combined company, we could face disruptions in our operations, loss of existing customers, loss of key information, expertise or know-how, and unanticipated additional recruitment and training costs. In addition, the loss of key personnel could diminish the anticipated benefits of the Acquisitions.

Stockholders will experience dilution as a consequence of, among other transactions, the issuance of the Class B Common Stock underlying the Series B Preferred in connection with the Acquisitions.

Current stockholders will experience dilution upon the issuance of additional shares of Class B Common Stock upon conversion of the Series B Preferred issued pursuant to the Merger Agreement and the issuance of additional shares of Class B Common Stock upon exercise of the Warrant issued in connection with the Amendment. Such dilution could, among other things, limit the ability of the current stockholders to influence management of RumbleOn, including through the election of directors following the Acquisitions.

The Acquisitions

On October 26, 2018, the Company entered into (i) the Merger Agreement by and among the Company, the Merger Sub, Holdings, Wholesale, the Wholesale Sellers, and the Wholesale Representative, and (ii) the Purchase Agreement, by and among the Company, the Express Sellers and the Express Representative.

As consideration for the Merger, the Company paid in the aggregate:

1.
Approximately $12,000,000 in cash, inclusive of working capital adjustments, certain change of control payments due to certain Wholesale directors, employees and consultant; and

2.
1,317,329 shares of Series B Preferred, of which 681,481 shares of Series B Preferred were held back in connection with Wholesale Sellers’ indemnification obligations under the Merger Agreement and the Express Sellers’ indemnification obligations under the Purchase Agreement.

As consideration for the Express Purchase, at Closing, Express Sellers received from the Company approximately $4,000,000 in cash, inclusive of working capital adjustments, certain change of control payments due to certain Wholesale Express officers, employees and consultants.

The Merger Agreement

The discussion in this Information Statement of the Merger and the principal terms of the Merger Agreement described below is qualified in its entirety by reference to the copy of the Merger Agreement and the amendment to the Merger Agreement, which are attached as Exhibits 2.1 and 2.2, respectively, to the Company’s Current Report on Form 8-K filed October 31, 2018, and are incorporated herein by reference. The following description summarizes the material provisions of the Merger Agreement, which we urge you to read carefully because it is the principal legal document that governed the Merger.

The representations and warranties described below and included in the Merger Agreement were made by the Company and the Wholesale Sellers as of specific dates. The assertions embodied in these representations and warranties may be subject to important qualifications and limitations mutually agreed to by the Company, Merger Sub, Holdings, Wholesale, the Wholesale Sellers, and the Wholesale Representative, in connection with negotiating the Merger Agreement. The representations and warranties may also be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk among the Company, Merger Sub, Holdings, Wholesale, the Wholesale Sellers, and the Wholesale Representative, rather than establishing matters as facts. The Merger Agreement is described in this Information Statement only to provide you with information regarding its terms and conditions at the time it was entered into by the Parties.

Basic Deal Terms

●
The Merger was structured as a one-step transaction. Holdings merged with and into Merger Sub, a wholly-owned subsidiary of the Company, with Merger Sub surviving such merger as a wholly-owned subsidiary of the Company; and

●
The Company paid, in the aggregate, in exchange for all of the shares in Holdings:

o
1,317,329 shares of Series B Preferred, convertible into 1,317,329 shares of Class B Common Stock, of which 681,481 shares of Series B Preferred were held back in connection with Wholesale Sellers’ indemnification obligations under the Merger Agreement and the Express Sellers’ indemnification obligations under the Purchase Agreement.; and

o
Approximately $12,000,000 in cash, inclusive of working capital adjustments, certain change of control payments due to certain Wholesale directors, employees and consultants.

●
The cash payable to the Wholesale Sellers at the Closing was subject to adjustment for working capital variances.

●
The parties agreed to escrow 681,481 shares of Series B Preferred in connection with Wholesale Sellers’ and the Express Sellers’ indemnification obligations.

●
The Company agreed to reserve up to $3,000,000 of restricted stock units (“RSUs”) or stock options for issuance to certain key employees of Wholesale under the Company’s 2017 Stock Incentive Plan, as amended (the “Plan”), as mutually agreed upon by the Company and the Wholesale Representative, subject to (i) a vesting schedule commensurate with the terms of such employees' employment agreements with Wholesale, as determined by the Company in its reasonable discretion, (ii) on such other terms as may be determined by the Company in reasonable consultation with such employees, and (iii) subject to approval by the Company’s compensation committee (the “Approval”). Of the up to $3,000,000 of equity awards to be reserved for issuance under the Plan, 382,734 RSUs were awarded as of the Closing Date.

The Series B Preferred will automatically convert into shares of Class B Common Stock, on a 1 to 1 basis, on the Conversion Date.

Upon conversion of the Series B Preferred to Class B Common Stock, 1,317,329 shares of Class B Common Stock will be issued pursuant to the Merger Agreement, which will represent approximately 7% of the Company’s Class B Common Stock (on an as converted basis).

Representations and Warranties

In the Merger Agreement, Holdings, Wholesale, and the Wholesale Sellers made, as of the signing of the Merger Agreement and as of the Closing, certain representations and warranties (subject to certain exceptions and qualifications) about Wholesale relating to, among other things:

●
capital structure and capitalization;
●
authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents;
●
proper corporate organization and related corporate matters;
●
absence of conflicts with the organizational documents, material contracts and material permits of Wholesale;
●
required consents and approvals;
●
financial information and absence of undisclosed liabilities;
●
absence of certain changes or events;
●
absence of material litigation;
●
licenses and permits;
●
title to shares, properties and assets;
●
ownership of intellectual property and data security matters;
●
taxes;
●
employment and employee benefit matters;
●
transactions with affiliates and employees;
●
insurance coverage;
●
material contracts;
●
compliance with laws and absence of certain business practices;
●
brokers and finders;
●
environmental matters;
●
real property; and
●
business continuity.

In the Merger Agreement, the Company and Merger Sub made certain representations and warranties (subject to certain exceptions and qualifications) relating to, among other things:

●
capital structure and capitalization;
●
proper corporate organization and similar corporate matters;
●
authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents, the issuance of securities contemplated thereby;
●
absence of conflicts with the organizational documents, material contracts and material permits;
●
required consents and approvals;
●
Securities Exchange Commission (“SEC”) filings;
●
internal accounting controls;
●
compliance with laws; and
●
brokers and finders.

Covenants

The Merger Agreement contains covenants of the parties, including, among other things the following:

●
no public announcements;
●
covenants regarding allocation of Wholesale’s taxes after closing;
●
non-competition and non-solicitation restrictions of Wholesale Sellers in favor of the Company;
●
use of commercially reasonable efforts to satisfy conditions to closing; and
●
transaction-related SEC filings.

Conditions to Closing

General Conditions

Consummation of the Merger was subject to conditions, including, among others:

●
No order issued by any governmental body prohibiting or preventing the Merger;
●
Absence of material adverse effect on either party; and
●
Delivery by each party of the closing documents specified in the Merger Agreement.

Indemnification

Survival of Representations and Warranties

The representations and warranties of the Company, Merger Sub and Wholesale Sellers contained in the Merger Agreement will survive for a period of 1 year following the Merger; provided, however, nothing in the Merger Agreement shall operate to limit the common law liability of the Company, Merger Sub and Wholesale Sellers for fraud, which shall extended to the statute of limitations in such events. Any claim for indemnification based upon a misrepresentation or breach of warranty pursuant to the Merger Agreement must be asserted in writing before the expiration of such survival period for indemnification to be available therefor and must exceed specified monetary thresholds in certain circumstances.

Indemnification Rights

From and after the Closing of the Merger, the Company agreed to indemnify each Wholesale Seller from any damages arising from: (a) any misrepresentation or breach of warranty by the Company or Merger Sub contained in the Merger Agreement or any other transaction document; or (b) any failure to perform any covenant or agreement made or contained in the Merger Agreement or other transaction documents.

From and after the Closing of the Merger, the Company, Merger Sub and their respective stockholders, officers and directors shall be indemnified from and against any and all damages arising from:

●
a breach of representations or warranties by the Wholesale Sellers or Wholesale contained in the Merger Agreement or other transaction documents;
●
a breach of any covenant of Wholesale, the Wholesale Representative or any Wholesale Seller contained in the Merger Agreement or other transaction documents;
●
certain indemnified taxes;
●
Wholesale’s indebtedness as of the closing not satisfied in accordance with the Merger Agreement;
●
Wholesale’s transaction expenses as of the closing not paid in accordance with the Merger Agreement;
●
any Wholesale transaction expense or change of control payments; and
●
any dissenters’, appraisal or similar rights under any Law.

Limitations on Indemnity

Wholesale Sellers’ indemnification obligations with respect to all non-fundamental and tax-related representations and warranties of the Wholesale Sellers are subject to a cap of the value of the 681,481 shares of Series B Preferred held in escrow.

Regulatory and Other Approvals

The business combination and the transactions contemplated by the Merger Agreement and the Purchase Agreement were not subject to any additional foreign, federal or state regulatory requirements or approvals, except for (i) filings with the States of Nevada, Delaware and Tennessee necessary to effectuate the transactions contemplated by the Merger and the Express Purchase, (ii) compliance with applicable securities laws and rules and regulations of the SEC and Nasdaq Capital Market, including approval of the matters set forth herein, and (iii) approval by a the Company’s stockholders holding a majority of the Common Stock regarding issuance of the Class B Common Stock to be issued upon conversion of the Series B Preferred (the “Share Issuance”).

The Purchase Agreement

The discussion in this Information Statement of the Express Purchase and the principal terms of the Purchase Agreement described below is qualified in its entirety by reference to the copy of the Purchase Agreement, which is attached as Exhibit 2.3 to the Company’s Current Report on Form 8-K filed October 31, 2018, and is incorporated herein by reference. The following description summarizes the material provisions of the Purchase Agreement, which we urge you to read carefully because it is the principal legal document that governed the Express Purchase.

The representations and warranties described below and included in the Purchase Agreement were made by the Company and the Express Sellers as of specific dates. The assertions embodied in these representations and warranties may be subject to important qualifications and limitations mutually agreed to by the Company, the Express Sellers, and the Express Representative, in connection with negotiating the Purchase Agreement. The representations and warranties may also be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk among the Company, the Express Sellers, and the Express Representative, rather than establishing matters as facts. The Purchase Agreement is described in this Information Statement only to provide you with information regarding its terms and conditions at the time it was entered into by the Parties.

Basic Deal Terms

The Express Purchase was structured as a one-step transaction. All of the membership interests of Wholesale Express were purchased by the Company and Wholesale Express became a wholly-owned subsidiary of the Company; and

The Company paid, in the aggregate, in exchange for all of the shares in Wholesale Express:

●
Approximately $4,000,000 in cash, inclusive of working capital adjustments, certain change of control payments due to certain Wholesale Express managers, employees and consultants.
●
The cash payable to the Express Sellers at the Closing was subject to adjustment for working capital variances.
●
The parties agreed to use the 681,481 shares of Series B Preferred placed in escrow in connection with the Merger Agreement to secure the Express Sellers’ indemnification obligations.

Representations and Warranties

In the Purchase Agreement, Express Sellers made, as of the signing of the Purchase Agreement and as of the Closing, certain representations and warranties (subject to certain exceptions and qualifications) about Wholesale Express relating to, among other things:

●
capital structure and capitalization;
●
authorization, execution, delivery and enforceability of the Purchase Agreement and other transaction documents;
●
proper corporate organization and related corporate matters;
●
absence of conflicts with the organizational documents, material contracts and material permits of Wholesale Express;
●
required consents and approvals;
●
financial information and absence of undisclosed liabilities;
●
absence of certain changes or events;
●
absence of material litigation;
●
licenses and permits;
●
title to shares, properties and assets;
●
ownership of intellectual property and data security matters;
●
taxes;
●
employment and employee benefit matters;
●
transactions with affiliates and employees;
●
insurance coverage;
●
material contracts;
●
compliance with laws and absence of certain business practices;
●
brokers and finders;
●
environmental matters;
●
real property; and
●
business continuity.

In the Purchase Agreement, the Company made certain representations and warranties (subject to certain exceptions and qualifications) relating to, among other things:

●
proper corporate organization and similar corporate matters;
●
authorization, execution, delivery and enforceability of the Purchase Agreement and other transaction documents contemplated thereby;
●
absence of conflicts with the organizational documents, material contracts and material permits;
●
required consents and approvals;
●
compliance with laws; and
●
brokers and finders.

Covenants

The Purchase Agreement contains covenants of the parties, including, among other things the following:

●
non-competition and non-solicitation restrictions of Express Sellers in favor of the Company
●
covenants regarding allocation of Wholesale Express’ taxes after closing;
●
use of commercially reasonable efforts to satisfy conditions to closing; and
●
transaction-related SEC filings.

Conditions to Closing

General Conditions

Consummation of the Express Purchase was subject to conditions, including, among others:

●
No order issued by any governmental body prohibiting or preventing the Express Purchase;
●
Absence of material adverse effect on either party; and
●
Delivery by each party of the closing documents specified in the Purchase Agreement.

Indemnification

Survival of Representations and Warranties

The representations and warranties of the Company and Express Sellers contained in the Purchase Agreement will survive for a period of 1 year following the Express Purchase; provided, however, that nothing in the Purchase Agreement shall operate to limit the common law liability of the Company, and Express Sellers for fraud, which shall extended to the statute of limitations in such events. Any claim for indemnification based upon a misrepresentation or breach of warranty pursuant to the Purchase Agreement must be asserted in writing before the expiration of such survival period for indemnification to be available therefor and must exceed specified monetary

Indemnification Rights

From and after the Closing of the Express Purchase, the Company agreed to indemnify each Express Seller from any damages arising from: (a) any misrepresentation or breach of warranty by the Company contained in the Purchase Agreement or any other transaction document; or (b) any failure to perform any covenant or agreement made or contained in the Purchase Agreement or other transaction documents.

From and after the Closing of the Express Purchase, the Company, and their respective stockholders, officers and directors shall be indemnified from and against any and all damages arising from:

●
a breach of representations or warranties by the Express Sellers or Wholesale Express contained in the Purchase Agreement or other transaction documents;
●
a breach of any covenant of Wholesale Express, the Express Representative or any Express Seller contained in the Purchase Agreement or other transaction documents;
●
certain indemnified taxes;
●
Wholesale Express’ indebtedness as of the closing not satisfied in accordance with the Purchase Agreement;
●
Wholesale Express’ transaction expenses as of the closing not paid in accordance with the Purchase Agreement;
●
any Wholesale Express transaction expense or change of control payments; and
●
any dissenters’, appraisal or similar rights under any Law;

Limitations on Indemnity

Express Sellers’ indemnification obligations with respect to all non-fundamental and tax-related representations and warranties of the Express Sellers are subject to a cap of the value of the 681,481 shares of Series B Preferred held in escrow.

The Financing Transactions

Amendment to Loan and Security Agreement

On the Closing Date, the Borrowers, Lender and Agent, entered into the Amendment, amending the Loan Agreement, by and among the Existing Borrowers, Lender and Agent.

Under the terms of the Amendment, the Tranche II Advance was funded by Lender to the Borrowers in connection with the Closing Date. The Tranche II Advance has a maturity date of October 1, 2021 and an initial interest rate of 11.00%.

Advances under the Amended Loan Agreement will bear interest at a per annum rate equal to the greater of either (i) the prime rate as reported in The Wall Street Journal plus 5.75% or (ii) 10.25%, based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed. The Tranche II Advance, and any future amounts that may be advanced under the Amended Loan Agreement, will be due and payable on October 1, 2021.

Upon any event of default, the Agent may, at its option, exercise its right to demand immediate payment of all liabilities and other indebtedness and amounts owed to Lender by Borrowers. Conditions for an event of default remain unchanged by the Amendment.

Agent is secured by a grant of (i) a first lien security interest in all assets of the Borrowers (other than Wholesale) and (ii) a second lien security interest in all assets of Wholesale (clauses (i) and (ii), collectively, the “Collateral”), except that the Collateral should not include (a) more than 65% of the presently existing and later arising issued and outstanding shares of capital stock owned by any Borrower of any foreign subsidiary which shares entitle the holder thereof to vote for directors or any other matter and (b) nonassignable licenses or contracts.

On the Closing Date, the Company issued the Warrant to purchase 20,950 shares of the Company’s Class B Common Stock at an exercise price of $7.16 per share to the Lender. The Warrant is immediately exercisable and expires on October 30, 2023. The Company agreed to file a registration statement registering the resale of the shares underlying the Warrant no later than 90 days after issuance. The information set forth under Item 3.02 of this Current Report on Form 8-K with respect to the Warrant is incorporated herein by reference.

The Private Placement

On the Placement Date, the Company also entered into the Securities Purchase Agreement with the Investors pursuant to which the Company agreed to sell in the Private Placement an aggregate of 3,030,000 Private Placement Shares, at a purchase price of $7.10 per share for non-affiliates of the Company, and, with respect to directors participating in the Private Placement, at a price of $8.10 per share. The gross proceeds for the Private Placement were approximately $21.6 million. National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation, and Craig-Hallum Capital Group served as the Placement Agents for the Private Placement. The Company paid the Placement Agents a fee of 6.5% of the gross proceeds in the Private Placement. Net proceeds from the Private Placement and $5,000,000 funded under the Tranche II Advance were used to partially fund the cash consideration of the Merger and the Express Purchase and the balance will be used for working capital purposes. In connection with the Private Placement, the Company and the Placement Agents entered into an Escrow Agreement to facilitate the Private Placement, which is included as Exhibit A to the Securities Purchase Agreement, attached hereto as Exhibit 10.6.

Denmar Dixon, a member of the Company’s Board of Directors, invested through Blue Flame Capital, LLC (an entity controlled by Mr. Dixon) $243,000 in the Private Placement for 30,000 shares of Class B Common Stock. Also, Joseph Reece, a member of the Company’s Board of Directors, individually invested $81,000 in the Private Placement for 10,000 shares of Class B Common Stock. These purchases were approved by the Company’s Board of Directors in accordance with Rule 16b-3(d)(1) of the Exchange Act. Messrs. Dixon and Reece abstained from the Company’s Board of Directors’ vote in favor of the Private Placement.

Pursuant to the Securities Purchase Agreement, the Company has agreed to file with the SEC a registration statement with respect to the resale of the Private Placement Shares purchased by the Investors under the Securities Purchase Agreement no later than 30 days after the Placement Date, and to have such registration statement declared effective by the SEC no later than (i) 90 days after the Placement Date in the event the SEC does not review such registration statement, or, if earlier, five business days after a determination by the SEC that it will not review such registration statement, or (ii) 180 days after the Placement Date in the event the SEC does review such registration statement, or, if earlier, five business days after the completion of any review by the SEC. In the event the Company does not file such registration statement or does not cause such registration statement to become effective by the applicable deadline or after such registration statement becomes effective it is suspended or ceases to be effective, then the Company will be required to make certain payments as liquidated damages to the Investors under the Securities Purchase Agreement.

The shares of Series B Preferred (including the underlying Class B Common Stock) issued in the Merger and the Class B Common Stock issued in the Private Placement and the Warrant (including the underlying Class B Common Stock) were and will be issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, and Regulation D thereunder, as a sale not involving any public offering.

Approval of Issuance of Class B Common Stock Underlying the Series B Preferred

In the Merger, the Company issued an aggregate 1,317,329 shares of Series B Preferred as follows:

Type of Stock	Shares	As Converted
Preferred Shares, Issued at Closing	1,317,329	1,317,329

Each share of Series B Preferred is convertible on a one-for-one basis into shares of Class B Common Stock. The Series B Preferred will automatically convert into Class B Common Stock 21 days after the mailing of this definitive information statement to the Company’s stockholders, without any further action on the part of the Company or any holder.

On October 30, 2018, immediately prior to the Acquisitions, there were 1,000,000 shares of Class A Common Stock and 14,438,291 shares of Class B Common Stock, issued and outstanding. Stockholders of the Company holding a total of 1,000,000 shares of Class A Common Stock and 4,669,835 shares of Class B Common Stock, representing a majority in voting power of the Company’s outstanding common stock approved by written consent the issuance of the shares of Class B Common Stock underlying the Series B Preferred. The consent is set forth in Appendix A to this Information Statement. This Information Statement describing the Acquisitions and the Conversion is being mailed to non-consenting stockholders of the Company in accordance with Regulation 14C of the Exchange Act.

Background of the Acquisitions

Highlighted below is a detailed chronology of events leading up to and subsequent to the execution of the Merger Agreement, the Purchase Agreement and the Closing of the Acquisitions and the related financing transactions.

On June 15, 2018, Peter Levy, Vice President of RumbleOn, contacted Chad Cunningham, Vice President of Wholesale and Wholesale Express, suggesting the parties discuss a possible business combination among RumbleOn and the Wholesale Entities.  Mr. Levy had heard through industry contacts that the Wholesale Entities were considering a sale of the businesses and a third-party dealer group had been in conversations with the Wholesale Entities, though no agreement had been reached. After a brief conversation as to the current state of the Wholesale Entities' business the parties agreed to engage in further talks.

During the next week, the parties engaged in basic business due diligence and a review of historical financial information and updates as to the Wholesale Entities' current operations and financial condition.

On June 25, RumbleOn presented the Wholesale Entities an initial Letter of Intent ("LOI") providing for a $23.0 million purchase price payable in stock of the company. The LOI also provided for the issuance, after closing, to key Wholesale Entities employees up to $2.0 million worth of restricted stock units ("RSUs") from the RumbleOn Equity Incentive Plan. The LOI provided for a one year employment agreement with Steven Brewster, the Chief Executive Officer of the Wholesale Entities, and a seat on the RumbleOn Board for as long as Mr. Brewster owned at least 1.0 million shares of RumbleOn common stock. The LOI also provided for a 90 exclusivity from the signing of the LOI for the parties to complete due diligence, sign definitive agreements, and close the transaction.

On July 3, 2018, the Wholesale Entities sent RumbleOn a revised LOI providing that the purchase price be paid half in cash and half in stock and that the stock be issued in a registered transaction. The revised LOI requested an employment period of two to three years for Mr. Brewster. The revised LOI also provided that the exclusivity begin after signing the definitive agreements.

On July 9, 2018, the parties and their respective counsels met at the offices of Bass, Berry & Sims PLC ("BBS") in Nashville, Tennessee. In attendance were Messrs. Chesrown, Berrard, and Levy of RumbleOn, Messrs. Brewster and Cunningham and Stephen Watson of the Wholesale Entities, Michael Francis of Akerman, counsel to RumbleOn, and Allen Overby and Taylor Ashley of BBS, counsel to the Wholesale Entities. The parties primarily discussed their differences in how the proposed $23.0 million purchase price for the Wholesale Entities should be paid between cash and stock as well as liability caps and baskets. The parties ended the meeting without coming to definitive agreement on the terms discussed, however to address Mr. Brewster's liquidity concerns, RumbleOn offered an all cash deal. The parties agreed to continue discussions, recognizing the mutual benefits of completing a transaction.

Between July 10 and August 2, 2018, the parties traded correspondence primarily focused on the allocation of purchase price between cash and stock and on August 3, 2018, representatives of the Wholesale Entities provided RumbleOn a further for the Acquisitions. The letter of intent contemplated the $23.0 million purchase price being paid $12.0 million in cash and the balance in shares of RumbleOn non-voting preferred stock, which would be converted to Class B Common Stock after closing upon approval of RumbleOn stockholders in accordance with applicable state corporate and federal securities laws. The revised LOI also provided that after closing, RumbleOn would issue up to $3.0 million in restricted stock units to key employees of the Wholesale Entities as determined by Mr. Brewster. The parties agreed to negotiate representations, warranties, covenants and other terms in connection with preparing the definitive documents and agreed to a 60 day exclusivity from the date of signing. RumbleOn executed the LOI on August 3rd; the Wholesale Entities executed the LOI on August 6th.

On August 6, 2018, Akerman began preparing the definitive agreement and sent to BBS a list of requested materials and information about the Wholesale Entities to be uploaded to a virtual data room that would be set up for the Acquisitions (the "Data Room"). Representatives of the Company and the Wholesale Entities received access to the Data Room on August 7, 2018.

In the course of preparing the definitive agreement, the parties determined to provide for two separate agreements, one for Wholesale and the other for Wholesale Express, allowing for a clear delineation of representations, warranties, and indemnities between the entities. The Wholesale transaction would take the form of a merger with the consideration consisting of a mix of cash and equity in order to provide for optimal tax treatment and the Wholesale Express transaction taking the form of a membership interest purchase all for cash. The parties agreed to allocate the purchase price as between the two entities in the course of their continued due diligence.

On September 4, 2018, Akerman sent BBS a draft Merger Agreement relating to the proposed merger of Wholesale and the Purchase Agreement relating to the acquisition of Wholesale Express. The documents were intended as a framework for the ongoing discussions between the parties, but did not set forth additional specifics as to the financial terms beyond the August 3rd LOI.

On September 14, 2018, BBS provided Akerman with its initial comments to the Merger Agreement and advised it would be easier to make conforming changes to the Purchase Agreement once the Merger Agreement was near final form due to the similarity between the two agreements. The revised draft remained silent as to allocation of purchase price between the Wholesale Entities, provided for an all stock escrow rather than cash in an amount equal to 1/11th of the stock consideration, or $1.0 million worth of stock. The draft also significantly revised a number of the representations and warranties, reduced the survival period of the "non-fundamental" representation from three years to one year, and revised the materiality standard.

On September 17, 2018, a term sheet to amend the Company's credit facility with Hercules was received by the Company. Discussions by Akerman and the Company ensued with Hercules and with Cooley LLP (“Cooley”), Hercules’ counsel.

On September 18, 2018, Akerman sent a revised draft of the Merger Agreement to BBS. In this draft, RumbleOn proposed a 20% escrow funded all cash and split the difference of non-fundamental representations to 24 months. The draft also proposed a compromise on materiality by allowing for a materiality standard in connection with an indemnity claim but removing the materiality standard, where appropriate, in the representations and warranties. In response to the draft, on September 19, 2018, Mr. Brewster called Mr. Chesrown and advised Mr. Chesrown that he had decided not to sell the Wholesale Entities.

Continuing to recognize the benefits to the Company of acquiring the Wholesale Entities, and because of the significant differences remaining in terms of the draft Merger Agreement, Messrs. Chesrown and Berrard believed a second trip to Nashville for an in person meeting would be more productive than continuing to exchange draft documents.

On September 20, 2018, the parties and their respective counsels met at the offices of BBS in Nashville, Tennessee. In attendance were Messrs. Chesrown and Berrard of RumbleOn, Messrs. Brewster, Watson, and Cunningham of the Wholesale Entities, Mr. Francis and Sean Coyle of Akerman, counsel to RumbleOn, and Messrs. Overby and Ashley of BBS. The parties primarily discussed allocation of purchase price, agreeing that $4.0 million cash should be allocated to Wholesale Express and the balance of cash and all equity allocated to Wholesale. The parties agreed to expand the scope of the representations and warranties, recognizing the deductible threshold and agreed to a 20% liability cap and agreed to a single escrow covering both the Merger Agreement and the Purchase Agreement.

On September 24, 2018, BBS sent a revised Merger Agreement to Akerman, which reflected the parties' meeting in Nashville. The Akerman and RumbleOn teams' review of the document suggested the reps had not been expanded to the extent anticipated and some open matters remained with regarding which items would be paid out of the escrow and the proper accounting for the escrow.

On September 26, 2018, the parties executed an amendment to the August 3rd LOI extending the exclusivity period out to October 31, 2018.

On September 27, 2018, Akerman sent BBS a supplemental diligence request highlighting remaining open diligence matters.

On September 28, 2018, the Private Placement roadshow begins.

On October 1, 2018, Akerman sent BBS a revised Merger Agreement addressing its view of the parties' ongoing discussion regarding the representations and warranties, escrow, and indemnity.

On October 2, 2018, Akerman presented the Company with its initial issues list summarizing its diligence review of the materials uploaded to the Data Room.

On October 2, 2018, BBS sent Akerman a draft Registration Rights Agreement, providing for demand, piggy-back, and resale registration rights. RumbleOn had understood that only resale registration rights would be provided, in keeping with its prior practice.

On October 3, 2018, BBS sent Akerman and RumbleOn an outstanding issues list, which continued reciting the parties' disagreements as to the coverage of the representations and warranties and open questions regarding escrow and indemnities. The parties did however come to an agreement regarding an aggregate 20% cap on Seller indemnity obligations and a $400,000 basket, each covering both acquisition agreements. The parties further agreed the escrow would be all stock.

On October 5, 2018, the parties discussed a structural change to the Wholesale merger to provide for the requirements of Tennessee dealer license laws, which would not allow the transfer of a dealer license to a new entity, even where that new entity is the surviving entity of a merger solely with the licensed entity. The structure was changed by way of an "F-reorganization" in which the Wholesale Sellers contributed their Wholesale stock to a new entity, Holdings and that entity merged into MergerSub, with MergerSub surviving and Wholesale continuing as a wholly-owned subsidiary of MergerSub. Also on October 5, Akerman updated its diligence memo and diligence request list.

On October 9, 2018, BBS sent Akerman a revised Merger Agreement reflecting the revisions agreed to in connection with the October 3 issues list. BBS also provided a revised Registration Rights Agreement, providing for resale registration rights and limited "piggy-back" registration rights. BBS also provided a Stockholders Agreement providing for one independent Board seat for the Wholesale Sellers and Board observation rights.

On October 9, 2018, after review of the revised Merger Agreement and brief conversation between the parties, both parties determined to terminate further negotiations.

On October 15, 2018, the parties determined to meet one final time in Nashville to attempt to work through the points of disagreement.

On October 17, 2018, the parties and their respective counsels met at the offices of BBS in Nashville. In attendance were Messrs. Chesrown of RumbleOn, Messrs. Brewster and Watson of the Wholesale Entities, Mr. Francis of Akerman, counsel to RumbleOn, Messrs. Overby and Ashley of BBS, and Lee Terry, special counsel to RumbleOn. The parties agreed to aggregate cash consideration between the two acquisitions of $16.0 million, with $4 million allocated to Wholesale Express and $12.0 million allocated to Wholesale along with shares allocated only to Wholesale sufficient to provide for optimal tax treatment of the Wholesale transaction, which number of shares would be determined at the time of sign and close. The parties also came to a final agreement on the open representation and warranty matters.

On October 19, 2018, BBS sent Akerman a revised draft Merger Agreement based on the parties discussions in Nashville and Akerman sent BBS a revised draft of the Purchase Agreement conforming changes made to the Merger Agreement that were applicable to the Purchase Agreement.

From October 19, 2018 to October 30, 2018, Akerman and BBS exchanged additional revised drafts of the Merger Agreement and Purchase Agreement, including exhibits attached thereto and corresponding disclosure schedules. The revisions primarily included (i) general updates throughout the Merger Agreement relating to the proposed internal reorganization of Wholesale that was to occur prior to the closing of the transaction, (ii) providing to document the parties agreements on the representation and warranties, and (iii) providing for a simultaneous sign and close of the Acquisitions.

On October 22, 2018, the Wholesale Sellers effected the F-reorganization, with the stockholders of Wholesale, Inc. (the “Former Wholesale”) incorporated Holdings and on October 23, 2018 contributed all of the shares of capital stock owned by each of the stockholders of the Former Wholesale to Holdings, such that, immediately after such contribution, the Former Wholesale became a wholly-owned subsidiary of Holdings (the “Wholesale Contribution”). Effective upon the Wholesale Contribution, Holdings elected to treat the Former Wholesale as a qualified subchapter S subsidiary for federal income tax purposes (the “Q-Sub Election”), such that the Wholesale Contribution together with the Q-Sub Election would be treated as a tax free reorganization of the Company.

On October 23, 2018, BBS sent Akerman the initial draft of Wholesale’s disclosure schedules to the Merger Agreement.

On October 23, 2018, Akerman and the Company received a draft of the Warrant in favor of Hercules and the First Amendment to the Loan and Security Agreement with Hercules (the “First Amendment,” and together with the Warrant, and all related documentation, the “Hercules Financing Documentation”) from Cooley. The First Amendment included the joining of Wholesale and Wholesale Express to the Hercules Financing Documentation.

Between October 23 and October 29, 2018, the Company, Hercules, Akerman and Cooley prepared, revised and exchanged drafts of, and participated in phone negotiations concerning, the Hercules Financing Documentation. Negotiations concerned primarily matters related to (i) the relationship between Hercules and NextGear and the establishment of payment and lien priorities and (ii) financial and other negative and affirmative covenants. By October 30, 2018, Company, Hercules, Akerman and Cooley exchanged executed copies of the Hercules Financing Documentation.

On October 24, 2018, following the Wholesale Contribution and Q-Sub Election, Holdings caused the Former Wholesale to convert from a Tennessee corporation to a Tennessee limited liability company, Wholesale, LLC.

On October 24, 2018, BBS sent Akerman the initial draft of Wholesale Express’ Disclosure Schedules to the Purchase Agreement.

On October 25, 2018, the Board of Directors of the Company approved the Merger Agreement, Purchase Agreement, the Private Placement and the other transactions contemplated thereby, subject to final approval by a Committee established by the Board.

Also, on October 25, 2018, Akerman and the Company received a draft of the Demand Promissory Note and Loan and Security Agreement and related documentation (the “NextGear Financing Documentation”) from NextGear.

Between October 25 and October 30, 2018, the Company, Akerman and NextGear exchanged revised drafts of, and participated in phone negotiations concerning the NextGear Financing Documentation. Negotiations concerned primarily matters related to the relationship between Hercules and NextGear and the establishment of payment and lien priorities. On October 30, 2018, Akerman and the Company received an executed copy of the NextGear Financing Documentation.

On October 26, 2018, the Company entered into the Merger Agreement and the Purchase Agreement. The Company also entered into the Securities Purchase Agreement in connection with the Private Placement transaction. The parties agreed to close the Private Placement and the Acquisitions "T+2" and revised the Merger Agreement and the Purchase Agreement to provide for the two day delayed close. RumbleOn issued a press release announcing the execution of the Merger Agreement and the Purchase Agreement and the pricing of the Private Placement.

On October 29, 2018, the parties executed an amendment to the Merger Agreement making a correction to the definition of “Parent Consideration Shares” contained in the Merger Agreement to provide for the agreed upon tax treatment of the Wholesale Merger.

On October 30, 2018, the Company’s shareholders holding a majority of the voting power of the Company executed a written consent approving the issuance of shares of Class B Common Stock upon conversion of the Series B Preferred to be issued pursuant to the Merger Agreement. The Certificate of Merger with respect to the Merger contemplated by the Merger Agreement was filed on October 30, 2018 following the confirmation by BBS of the receipt of the merger consideration.

Also on October 30, 2018, the Acquisitions, the Financing Transactions and the Private Placement closed.

On October 31, 2018, the Company filed a Current Report on Form 8-K, announcing the execution of the amendment, and the closing of the Acquisitions, the Financing Transactions, and the Private Placement.

On February 1, 2019, RumbleOn filed a Preliminary Information Statement relating to the conversion of the Series B Preferred into Class B Common Stock.

On February 5, 2019, the Company filed a Definitive Information Statement and commenced mailing the Definitive Information Statement to the Company's stockholders on February [●], 2019. Based on this mailing date, the Series B Preferred will automatically convert to Class B Common Stock on March [●], 2019.

Reasons for the Acquisitions

New Growth Opportunities

The Company’s stated acquisition strategy has been to extend cash offers that provide a low-cost vehicle acquisition source while providing liquidity to its customers, and the Company’s distribution strategy has been to establish a network of regional partner locations that enable the Company to, among other things, improve the cost efficiency of vehicle logistics. The Acquisitions accelerate the Company’s entrance into the automotive industry and will the Company to move its logistics onto the Wholesale Express platform.

Potential Synergies

The Acquisitions create many synergies by providing the Company with greater diversity of customers, markets, products, and revenues generated therefrom. Further, the Acquisitions present significant revenue growth opportunities within the U.S. through the entrance into the pre-owned automotive market, making the Company the sole nationwide online provider allowing for buying, selling, trading, financing and listing of any vehicle. Additionally, there are cost benefits associated with moving the Company’s logistics onto the Wholesale Express platform.

Description of the Acquired Businesses

Wholesale

Wholesale, Inc. was incorporated in Tennessee on April 24, 2003, and was later converted to a Tennessee limited liability company. Following the Acquisitions, Wholesale was converted from a limited liability company to a corporation. Wholesale operates a retail location in Madison, Tennessee, and a combined retail and wholesale location in Mt. Juliet, Tennessee.

Services Provided

Wholesale has been in business for over 27 years and is one of the largest independent distributors of pre-owned vehicles in the United States and Wholesale Express is its related logistics company. Wholesale buys and sells approximately 2,000 cars per month to dealers and consumers nationwide, with a historical five-year compounded growth in unit sales is in excess of 15%. Wholesale offers these cars and trucks to consumers for a limited time at the same time as making them available to dealers. Wholesale has grown into a well-respected brand and has an outstanding regional distribution platform that can be replicated to a national footprint. In 2018, Wholesale is expected to sell more than 21,000 vehicles. The Wholesale model has scaled over several years with an acquisition strategy that focuses primarily on acquiring inventory direct from dealers and auctions with a small portion from consumers direct or on trade.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Wholesale, Inc.

The management’s discussion and analysis of financial condition and results of operations should be read in conjunction with the financial statements and accompanying notes of Wholesale, Inc. included in this information statement.

All references to “we”, “us”, “our”, the “Company” or “Wholesale” in this section refer to Wholesale, Inc. and SRB Remarketing LLC.

Overview

Wholesale, Inc. and SRB Remarketing LLC, a generic branding company, operate two retail outlets selling cars, trucks and SUVs serving Middle Tennessee and the surrounding areas conveniently located near Nashville, Tennessee. Wholesale sells directly to dealers or dealer-only auctions. The volume of inventory, we move, and our connections nationwide gives us a unique market position providing customers with a 5-Star customer service at wholesale prices.

Serving both consumers and dealers, we purchase pre-owned vehicles from auctions, dealers, and consumers. In addition, we offer a large inventory of pre-owned vehicles for sale along with third-party financing. We utilize regional partners in the acquisition of pre-owned vehicles as well as to provide inspection, reconditioning and distribution services.

Key Operations Metrics

Annually we review our company’s operating metrics to help us continue cost effective sourcing of low cost pre-owned vehicles from consumers and dealers while enhancing the selection of vehicles we make available to our customers. Our key operating metrics also demonstrate our ability to translate these drivers into sales and to monetize these retail sales through a variety of product offerings.

Vehicles Sold

We define vehicles sold as the number of pre-owned vehicles sold to either i) directly to consumers through our retail locations or website (“Retail Vehicles”), or ii) to dealers through direct sales or auctions (“Wholesale Vehicles”). We view the number of vehicles sold as a key measure of our growth for several reasons. First, it is the primary driver of our revenue and, indirectly, gross profit, since vehicle sales enable multiple complementary revenue streams, including financing, vehicle service contracts and trade-ins. Second, each vehicle sold increases the base of available customers for referrals and repeat sales. Third, growth in vehicles sold is an indicator of our ability to successfully scale our logistics, fulfillment, and customer service operations.

Gross Profit

We believe that our second key operating metric that should be considered in our operations is the gross wholesale and retail profit of our vehicles sold in both retail and wholesale. Gross profit is the difference between revenue and cost of sales.

Total Average Gross Margin per Vehicle

We define total average gross margin per vehicle as the aggregate gross margin in a given period divided by pre-owned vehicles sold in that period. Total average gross margin per vehicle is driven by sales of pre-owned vehicles to consumers and wholesale which, provides an opportunity to generate finance and vehicle service contract revenue from consumer sales. We believe average gross margin per vehicle is a key measure of our growth and long-term profitability.

The following tables provide the annual number of vehicles sold, gross profit and total average gross profit per vehicle for each of the years ended December 31, 2017, 2016 and 2015 and for the three and nine months ended September 30, 2018 and 2017.

	Year Ended December 31
	2017	2016	2015

Retail Vehicles Sold	3,563	3,875	3,494

Wholesale Vehicles Sold	19,151	15,049	11,833

Total Vehicles Sold	22,714	18,924	15,327

Retail Vehicles
Total Gross Profit	$10,998,117	$10,227,378	$11,894,936
Average Gross Profit per Vehicle	$3,087	$2,639	$3,404

Wholesale Vehicles
Total Gross Profit	$9,832,658	$7,682,795	$5,933,708
Average Gross Profit per Vehicle	$513	$511	$501

	Three Months Ending September 30		Nine Months Ending September 30
	2018	2017	2018	2017

Retail Vehicles Sold	979	845	2,751	2,747

Wholesale Vehicles Sold	6,317	4,903	17,530	14,981

Total Vehicles Sold	7,296	5,748	20,281	17,728

Retail Vehicles
Total Gross Profit	$2,681,772	$2,750,355	$7,917,511	$8,148,161
Average Gross Profit per Vehicle	$2,739	$3,255	$2,878	$2,966

Wholesale Vehicles
Total Gross Profit	$3,902,183	$2,880,463	$8,918,142	$7,640,291
Average Gross Profit per Vehicle	$618	$587	$509	$510

Components of Results of Operations

Revenue

Revenue is derived from two primary sources: (1) the Company’s physical locations, which include locations in Madison, Tennessee and Mt. Juliet, Tennessee and (2) sales at auction and to other dealerships that are looking for additional used vehicles for their own lots.

The Company recognizes revenue when all of the following conditions are satisfied: (i) there is persuasive evidence of an arrangement; (ii) the product or service has been provided to the customer; (iii) the amount to be paid by the customer is fixed or determinable; and (iv) the collection of the Company’s payment is probable.

See the Notes to Financial Statements—Note 2— “Summary of Significant Accounting Policies – Revenue Recognition” in the financial statements of Wholesale included in this information statement for a further description of the Company’s revenue recognition.

Pre-Owned Vehicle Sales

The number of pre-owned vehicles sold to dealers at auctions is determined based on a number of factors including: (i) filling auction sales channel market demand opportunities to maximize sales and gross margin; (ii) a need to balance the Company’s overall inventory mix and quantity levels against days to sales targets; and (iii) a need to liquidate those pre-owned vehicles that do not meet the Company’s quality standards to be sold at retail. Factors affecting vehicle sales include the number of retail vehicles sold and the average selling price of these vehicles. We generate gross profit on vehicle sales from the difference between the vehicle selling price and our cost of sales associated with acquiring the vehicle and preparing it for sale.

The number of vehicles we sell depends on our volume of traffic to our physical locations, visits to our website to view our inventory and pricing, our inventory levels and selection, the effectiveness of our branding and marketing efforts, the quality of our customer sales experience, our volume of referrals and repeat customers, the competitiveness of our pricing, competition and general economic conditions. On a quarterly basis, with demand for pre-owned vehicles reaching the high point in the first half of each year, commensurate with the timing of tax refunds, and diminishing through the rest of the year, with the lowest relative level of pre-owned vehicle sales expected to occur in the fourth calendar quarter.

Our average retail selling price depends on the mix of pre-owned vehicles we acquire and hold in inventory, retail market prices in our markets, our average days to sale, and our pricing strategy. We may choose to shift our inventory mix to higher or lower cost vehicles, or to opportunistically raise or lower our prices relative to market to take advantage of supply or demand imbalances, which could temporarily lead to average selling prices increasing or decreasing.

Other Sales Revenue - We generate other sales and revenue primarily through vehicle financing and vehicle service contracts as described below.

Vehicle Financing

Customers can pay for their vehicle using cash or we offer a range of finance options through unrelated third-parties such as banks or credit unions. These third-party providers generally pay us a fee either in a flat amount or in an amount equal to the difference between the interest rates charged to customers over the predetermined interest rates set by the financial institution. We may be charged back for fees in the event a contract is prepaid, defaulted upon, or terminated.

Vehicle Service Contracts

At the time of a vehicle sale, we provide customers, on behalf of unrelated third parties who are the primary obligors, a range of other related products and services, including extended protection plan (“EPP”) products and vehicle appearance protection. EPP products include extended service plans (“ESPs”), which are designed to cover unexpected expenses associated with mechanical breakdowns and guaranteed asset protection (“GAP”), which is intended to cover the unpaid balance on a vehicle loan in the event of a total loss of the vehicle or unrecovered theft. Vehicle appearance protection includes products aimed at maintaining vehicle appearance. We receive commissions from the sale of these product and service contracts and have no contractual liability to customers for claims under these products. The EPPs and vehicle appearance protection currently offered to consumers provides coverage up to 60 months (subject to mileage limitation s), while GAP covers the customer for the term of their finance contract. At that time commission revenue will be recognized at the time of sale, net of a reserve for estimated contract cancellations. The reserve for cancellations will be estimated based upon historical industry experience and recent trends and will be reflected as a reduction of “other” sales revenue in the accompanying Consolidated Statements of Operations and a component of “accounts payable” and “accrued liabilities” in the accompanying Consolidated Balance Sheets. Our risk related to contract cancellations is limited to the revenue that we receive.

Cost of Sales

Cost of sales is comprised of cost of vehicle sales and cost of other sales and revenue products.

Cost of vehicle sales to consumers and dealers includes the cost to acquire vehicles and the reconditioning and transportation costs associated with preparing these vehicles for resale. Vehicle acquisition costs are driven by the mix of vehicles we acquire, the source of those vehicles and supply and demand dynamics in the vehicle market. Reconditioning costs are billed by third-party providers and include parts, labor, and other repair expenses directly attributable to specific pre-owned vehicles. Transportation costs consist of costs incurred to transport the vehicles from the point of acquisition. Cost of pre-owned vehicle sales also includes any necessary adjustments to reflect vehicle inventory at the lower of cost or net realizable value.

Cost of other sales and revenue products includes primarily the costs of (i) vehicle financing and (ii) vehicle service contracts.

Vehicle Gross Margin

Gross margin is generated on pre-owned vehicle sales from the difference between the vehicle selling price and our cost of sales associated with acquiring the vehicle and preparing it for sale. The aggregate dollar gross margins achieved from the consumer and dealer sales channels are different. Pre-owned vehicles sold to consumers through our retail locations generally have the highest dollar gross margin since the vehicle is sold directly to the consumer. Pre-owned vehicles sold thru auction are sold at a price below the retail price offered to consumers, thus the auction and Wholesale are sharing the gross margin. Factors affecting gross margin from period to period include the mix of pre-owned vehicles we acquire and hold in inventory, retail market prices, our average days to sale, and our pricing strategy. We may opportunistically choose to shift our inventory mix to higher or lower cost vehicles, or to opportunistically raise or lower our prices relative to market to take advantage of supply or demand imbalances in our sales channels, which could temporarily lead to average selling prices and gross margins increasing or decreasing in any given channel.

Selling, General and Administrative Expense

Selling, general and administrative expenses include costs and expenses for compensation and benefits, advertising and marketing, and establishing our auction partner arrangements, and other corporate overhead expenses, including expenses associated with legal, accounting, finance, and business development. Selling, general and administrative expenses will continue to increase substantially in future periods as we execute and expand our business through increased management and support personnel to ensure we adequately develop and maintain operational, financial and management controls as well as our reporting systems and procedures.

Depreciation and Amortization

Depreciation and amortization are comprised of the: (i) amortization of capitalized and acquired technology development and (ii) depreciation of vehicle, furniture and equipment.

Interest Expense

Interest expense includes interest incurred on floor plan lending services.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with generally accepted accounting principles of the United States (“GAAP”) requires estimates and assumptions that affect the reported amounts of assets and liabilities, revenue and expenses, and related disclosures of contingent assets and liabilities in the consolidated financial statements and accompanying notes. The Securities and Exchange Commission (the “SEC”) has defined a company’s critical accounting policies as the ones that are most important to the portrayal of the company’s financial condition and results of operations, and which require the company to make its most difficult and subjective judgments, often as a result of the need to make estimates of matters that are inherently uncertain. Based on this definition, we have identified the critical accounting policies and judgments addressed below. We also have other key accounting policies, which involve the use of estimates, judgments, and assumptions that are significant to understanding our results. For additional information, See the Notes to Financial Statements—Note 2— “Summary of Significant Accounting Policies – Revenue Recognition” in the financial statements of Wholesale included in this information statement for a further description of the Company’s revenue recognition. Although we believe that our estimates, assumptions, and judgments are reasonable, they are based upon information presently available. Actual results may differ significantly from these estimates under different assumptions, judgments, or conditions.

Revenue Recognition

The Company records revenue when vehicles are delivered to customers. Conditions for completing a sale include having an agreement with the customer, including pricing, and the sales price must be reasonably expected to be collected.

The Company arranges financing for customers through various financial institutions and receives a commission from the financial institution either in a flat fee amount or in an amount equal to the difference between the interest rates charged to customers over the predetermined interest rates set by the financial institution.

The Company also receives commissions from the sale of various insurance contracts to customers. The Company may be assessed a chargeback fee in the event of early cancellation of a loan or insurance contract by the customer.

Vehicle Inventory

Vehicle inventory consists of used vehicles, primarily acquired at auction. Direct and indirect vehicle reconditioning costs including parts and labor, inbound transportation costs and other incremental costs are capitalized as a component of inventory. Inventory is stated at the lower of cost or net realizable value. Vehicle inventory cost is determined by specific identification. Net realizable value is the estimated selling price less costs to complete, dispose and transport the vehicles. Selling prices are derived from historical data and trends, such as sales price and inventory turn times of similar vehicles, as well as independent, market resources. Each reporting period the Company recognizes any necessary adjustments to reflect vehicle inventory at the lower of cost or net realizable value through cost of sales in the accompanying combined income statements.

Results of Operations

Comparison of Years ended December 31, 2017 and 2016

The following table provides our results of operations for each of the years ended December 31, 2017 and 2016, including key financial information pertaining to our business and operations for Wholesale.

	Year Ended December 31,
	2017	%	2016	%
Revenues
Total revenues	$601,075,642	100.0%	$460,163,681	100.0%

Expenses:
Cost of sales	580,244,867	96.5%	442,253,508	96.1%
Selling, general and administrative	17,357,156	2.9%	14,837,403	3.2%
Depreciation and amortization	250,458	0.0%	355,375	0.1%

Total expenses	597,852,481	99.5%	457,446,290	99.4%

Operating Income (loss)	3,223,161	0.5%	2,717,391	0.6%

Interest expense	1,941,106	0.3%	1,235,857	0.3%
Investment income (loss)	119,688	0.0%	661,777	0.1%

Income Before Taxes	1,401,743	0.2%	2,143,311	0.5%

Provision for income taxes	48,500	0.0%	188,600	0.0%

Net Income (loss)	$1,353,243	0.2%	$1,954,711	0.4%

Revenues

Total revenues increased $140,911,961 for the year ended December 31, 2017 as compared to 2016. This increase was driven by the sale of 22,714 pre-owned vehicles to consumers and dealers during the year ended December 31, 2017, representing a 20% increase as compared to 2016. The average selling price of the pre-owned vehicles sold for the year ended December 31, 2017 was $24,462, representing a 8.8% increase as compared to 2016. The average selling price of pre-owned vehicles sold will fluctuate from period to period as a result of changes in the sales mix to consumers and dealers in any given period.

Cost of Sales

Total cost of sales increased $137,991,359 for the year ended December 31, 2017 as compared to 2016. This increase was primarily driven by the 20% increase (3,790 vehicles) in the number of vehicles sold during the year ended December 31, 2017. The average cost of the pre-owned vehicles sold for the year ended December 31, 2017 was $25,546 versus $23,370 in 2016, which represents an increase of 9.3% compared to 2016.

Selling, General and Administrative Expense

	Year Ended December 31,
	2017	2016
Selling, General and Administrative
Compensation and Related costs	$8,709,592	$7,971,415
Advertising and Marketing	1,979,555	1,782,317
Professional Fees	292,458	204,690
Selling Expenses	1,400,389	816,461
General and Administrative	4,975,162	4,062,519
	$17,357,156	$14,837,403

Selling, general and administrative expenses increased $2,519,753 for the year ended December 31, 2017 as compared to 2016. The increase is in line with the increase in revenues for 2017.

Compensation and related costs increased $738,177 for the year ended December 31, 2017 as compared to 2016. The increase was driven by increased headcount to support all facets of the operations, offset by efficiency gains, as compensation per vehicle sold decreased from $421 per vehicle to $383 per vehicle.

Advertising and marketing increased $197,238 for the year ended December 31, 2017 as compared to 2016, but again was more efficient, decreasing from $94 per vehicle to $87 per vehicle.

Professional fees increased $87,768 for the year ended December 31, 2017 as compared to 2016.

Selling expenses increased $583,928 for the year ended December 31, 2017 as compared to 2016, reflecting a 5 basis point increase relative to revenue. These increases were driven by increased headcount.

General and administrative increased $912,643 for the year ended December 31, 2017 as compared to 2016. However as a percent of sales, it was actually 5 basis points lower (0.83% of revenue in 2017 vs 0.88% of revenue in 2016).

Depreciation and Amortization

Depreciation and amortization decreased $104,917 for the year ended December 31, 2017 as compared to 2016 and was comprised of land, buildings and improvements, transportation fleet equipment, software and furniture, fixtures and equipment.

Operating Income

Operating income increased $505,776 for the year ended December 31, 2017 as compared to 2016. The increase in operating income is primarily the result of the increase in revenues for the year ended December 31, 2017.

Interest Expense

Interest expense increased $705,249 for the year ended December 31, 2017 as compared to 2016. The increase in interest expense is the result of floor plan and volume increases.

Investment income (loss)

Investment income decreased $542,089 for the year ended December 31, 2017 as compared to 2016. The decrease is the result of stock and equity investment performance.

Provision for Income Taxes

Provisions for income taxes decreased $140,100 for the year ended December 31, 2017 as compared to 2016. The decrease in provisions for income taxes was the result of a decrease in income before taxes primarily due to an increase in interest expense for 2017 and a decrease in investment income in 2017.

Net Income

Net income decreased $601,468 for the year ended December 31, 2017 as compared to 2016 as a result of the foregoing.

Liquidity and Capital Resources

The sale of used cars and trucks is a capital intensive business that is typically supported by lenders that finance the vast majority of inventory, both in dollars and units. Additionally, in most instances, particularly when an inventory vehicle that has been financed is sold through an auction partner, the net proceeds are remitted quickly, thus receivables balances tend to be low relative to the revenue recognized.

The following table sets forth a summary of our cash flows for the years ended December 31, 2017 and 2016:

	Year Ended December 31,
	2017	2016
Net Cash provided by (used in) operating activities	$2,005,454	$676,460
Net Cash provided by (used in) investing activities	(1,614,470)	(987,185)
Net Cash provided by (used in) financing activities	98,484	836,053
Net increase (decrease) in cash	$489,198	$523,328

Wholesale finances vehicle purchases / inventory utilizing the Next Gear Capital floorplan. The delivery of the vehicle is a non-cash transaction prior to the funding of the Next Gear Capital floorplan. The vehicle purchase is reflected as a negative cash balance in order to take delivery of the vehicle.

Operating Activities

Net cash provided by operating activities increased $1,328,994 to $2,005,454 for the year ended December 31, 2017, as compared to 2016. The increase is attributable to an increase in current liabilities relative to current assets, particularly a net cash increase of $1,052,345 from floorplan financing. Additionally, there was an increase in other current liability accounts that offset a use of $1,265,917 from the growth in accounts receivables.

Investing Activities

Net cash provided by investing activities increased $627,555 to ($1,614,470) for the year ended December 31, 2017 as compared to 2016. A key driver in the increase in cash used in investing activities was the funding of improvements at the Mount Juliet location.

Financing Activities

Net cash provided by financing activities decreased $737,569 to $98,484 for the year ended December 31, 2017 as compared to 2016, primarily driven by a $855,055 increase in distributions to stockholders.

Off-Balance Sheet Arrangements

As of December 31, 2017, we did not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenue or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

The Company leases its administrative offices and retail facilities on a month-to-month basis from its sole stockholder (before the Merger) for approximately $54,000 per month. Total rent paid to the stockholder was $648,000 and $602,000 for the years ended December 31, 2017 and 2016, respectively.

The amount due from the stockholder for advances or unreimbursed personal expenses totaled $3,621,422 and $438,204 as of December 31, 2017, and 2016, respectively.

In the normal course of operations, the Company utilizes transportation services of Wholesale Express, a related party. Freight purchases from Wholesale Express totaled $583,954 and $559,641 as of December 31, 2017 and 2016, respectively. In addition, in 2016, the Company made advances totaling $70,000 to Wholesale Express, primarily to accommodate expansion and other financing needs of the related entity. As of December 31, 2017 the Company had a balance due to Wholesale Express for $215,000, and at December 31, 2016, the Company was owned a balance of $70,000 from Wholesale Express at December 31, 2016.

Comparison of Years ended December 31, 2016 and 2015

The following table provides our results of operations for each of the years ended December 31, 2016 and 2015, including key financial information pertaining to our business and operations for Wholesale.

	Year Ended December 31,
	2016	%	2015	%
Revenues
Total revenues	$460,163,681	100.0%	$353,839,506	100.0%

Expenses:
Cost of sales	442,253,508	96.1%	336,010,862	95.0%
Selling, general and administrative	14,837,403	3.2%	14,839,594	4.2%
Depreciation and amortization	355,375	0.1%	379,084	0.1%

Total expenses	457,446,295	99.4%	351,229,540	99.3%

Operating Income (loss)	2,717,391	0.6%	2,609,966	0.7%

Interest expense	1,235,857	0.3%	1,017,533	0.3%
Investment income (loss)	661,777	0.1%	(326,790)	-0.1%

Income Before Taxes	2,143,311	0.5%	1,265,643	0.4%

Provision for income taxes	188,600	0.0%	80,300	0.0%

Net Income (loss)	$1,954,711	0.4%	$1,185,343	0.3%

Revenues

Total revenues increased $106,324,175 for the year ended December 31, 2016 as compared to 2015. The increase in revenues was driven by our expanding auction presence and inventory selection. We anticipate that pre-owned vehicle sales will continue to grow as we increase auction presence. This increase was driven by the sale of 18,924 pre-owned vehicles to consumers and dealers during the year ended December 31, 2016, representing a 23.5% increase as compared to 2015. The average selling price of the pre-owned vehicles sold for the year ended December 31, 2016 was $24,316, representing a 5.3% increase as compared to 2015. The average selling price of pre-owned vehicles sold will fluctuate from period to period as a result of changes in the sales mix to consumers and dealers in any given period.

Cost of Sales

Total cost of sales increased $106,242,646 for the year ended December 31, 2016 as compared to 2015. This increase was primarily driven by 23.5% increase (3,597 vehicles) in the number of vehicles sold during the year ended December 31, 2016, representing a % increase as compared to 2015. The average cost of the pre-owned vehicles sold for the year ended December 31, 2016 was $23,370, as compared to $21,923 in 2015.

Selling, General and Administrative Expense

	Year Ended December 31,
	2016	2015
Selling, General and Administrative
Compensation and Related costs	$7,971,415	$8,516,958
Advertising and Marketing	1,782,317	1,690,917
Professional Fees	204,690	181,482
Selling Expenses	816,461	702,570
General and Administrative	4,062,519	3,747,667
	$14,837,403	$14,839,594

Selling, general and administrative expenses decrease $2,191 for the year ended December 31, 2016 as compared to 2015. The decrease is a result of consolidating certain retail functions resulting in lower compensation expense offset by increases in selling expenses and general and administrative costs.

Compensation and related costs decreased $545,543 for the year ended December 31, 2016 as compared to 2015. The decrease was as a result of consolidating certain retail functions and resulted in compensation costs per vehicle sold decreasing $134 per vehicle

Advertising and marketing increased $91,400 for the year ended December 31, 2016 as compared to 2015. The increase is a result of the costs associated with opening additional auction locations. Despite the dollar increase, the cost per advertising and marketing cost per vehicle sold decreased 14.6%.

Professional fees increased $23,208 for the year ended December 31, 2016 as compared to 2015. This increase was primarily a result of legal, accounting and other professional fees and expenses incurred in connection with consolidating certain retail functions and opening additional auction locations.

Selling expenses increased $113,891 for the year ended December 31, 2016 as compared to 2015, however the selling expenses per vehicle sold decreased from $46 to $43. The aggregate dollar increase is a result of the cost and expenses associated with the opening additional auction locations and the related increase in volume.

General and administrative increased $314,852 for the year ended December 31, 2016 as compared to 2015. The increase is a result of the cost and expenses associated with the opening of additional auction locations offset by efficiency gains, with the general and administrative costs per vehicle sold decreasing by $30.

Depreciation and Amortization

Depreciation and amortization decreased $23,705 for the year ended December 31, 2016 as compared to 2015 and was comprised of land, buildings and improvements, transportation fleet equipment, software and furniture, fixtures and equipment.

Operating Income

Operating income increased $107,425 for the year ended December 31, 2016 as compared to 2015. The increase in operating income is primarily the result of the increase in revenues for the year ended December 31, 2016.

Interest Expense

Interest expense increased $218,324 for the year ended December 31, 2016 as compared to 2015. The increase in interest expense is the result of floor plan and volume increases.

Investment income (loss)

Investment income increased $988,567 for the year ended December 31, 2016 as compared to 2015. The increase is the result of stock and equity investment performance.

Provision for Income Taxes

Provision for income taxes increased $108,300 for the year ended December 31, 2016 as compared to 2015. The increase in the provisions for income taxes is primarily the result of an increase in operating income and investment income in 2016.

Net Income

Net income increased $769,368 for the year ended December 31, 2016 as compared to 2015 as a result of the foregoing.

Liquidity and Capital Resources

The sale of used cars and trucks is a capital intensive business that is typically supported by lenders that finance the vast majority of inventory, both in dollars and units. Additionally, in most instances, particularly when an inventory vehicle that has been financed is sold through an auction partner, the net proceeds are remitted quickly, thus receivables balances tend to be low relative to the revenue recognized.

The following table sets forth a summary of our cash flows for the years ended December 31, 2016 and 2015:

	Year Ended December 31,
	2016	2015
Net Cash provided by (used in) operating activities	$676,460	$4,269,997
Net Cash provided by (used in) investing activities	(987,185)	(2,028,121)
Net Cash provided by (used in) financing activities	836,053	(2,468,130)
Net increase (decrease) in cash	$523,328	$(226,254)

Wholesale finances vehicle purchases utilizing the Next Gear Capital floorplan. The delivery of the vehicle is a non-cash transaction prior to the funding of the Next Gear Capital floorplan. The vehicle purchase is reflected as a negative cash balance in order to take delivery of the vehicle.

Operating Activities

Net cash provided by operating activities decreased $3,593,537 to $676,460 for the year ended December 31, 2016 as compared to 2015. Key contributors to this include an $859,819 decrease in accounts receivable and prepaid expenses offset by a $3,117,836 reduction in floorplan payable with only an $826,894 reduction in total inventory.

Investing Activities

Net cash provided by investing activities decreased $1,040,936 to $987,185 for the year ended December 31, 2016 as compared to 2015. The increase in cash used for investment activities was primarily the result of stock and equity positions.

Financing Activities

Net cash provided by financing activities increased $3,304,183 to $836,053 for the year ended December 31, 2016 as compared to 2015; a reduction of $1,065,000 in stockholder distributions contributed to this increase.

Off-Balance Sheet Arrangements

As of December 31, 2016, we did not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenue or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

The Company leases its administrative offices and retail facilities on a month-to-month basis from the Company’s sole stockholder (before the Merger) for approximately $54,000 per month. Total rent paid to the stockholder was $602,000 and $372,000 for the years ended December 31, 2016, and 2015, respectively.

The amount due from the stockholder for advances or unreimbursed personal expenses totaled $438,204 and $421,627 as of December 31, 2016, and 2015, respectively.

In the normal course of operations, the Company utilizes transportation services of Wholesale Express, a related party. Freight purchases from Wholesale Express totaled $559,641 as of December 31, 2016. In addition, in 2016, the Company made advances totaling $70,000 to Wholesale Express, primarily to accommodate expansion and other financing needs of the related entity. At December 31, 2016, the Company had a balance from Wholesale Express of $70,000.

Comparison of Three Months ended September 30, 2018 and 2017

The following table provides our results of operations for each of the quarter ending September 30, 2018 and 2017, including key financial information pertaining to our business and operations for Wholesale.

	Three Months Ended September 30,
	2018	%	2017	%
Revenues
Total revenues	$181,825,317	100.0%	$163,185,677	100.0%

Expenses:
Cost of sales	175,241,361	96.4%	157,554,858	96.6%
Selling, general and administrative	5,331,990	2.9%	4,071,363	2.5%
Depreciation and amortization	77,475	0.0%	72,283	0.0%

Total expenses	180,650,826	99.4%	161,698,504	99.1%

Operating Income (loss)	1,174,491	0.6%	1,487,173	0.9%

Interest expense	682,961	0.4%	505,530	0.3%
Investment income (loss)	110,576	0.1%	11,899	0.0%

Income Before Taxes	602,106	0.3%	993,542	0.6%

Provision for income taxes	-	0.0%	-	0.0%

Net Income (loss)	$602,106	0.3%	$993,542	0.6%

Revenues

Total revenues increased $18,639,640 for the three months ended September 30, 2018 as compared to the same period in 2017. The increase in revenues was driven by our expanding auction presence and inventory selection. We anticipate that pre-owned vehicle sales will continue to grow as we increase auction presence. This increase was driven by the sale of 7,296 pre-owned vehicles to consumers and dealers during the three months ended September 30, 2018, representing a 26.9%% increase as compared to the same period in 2017. The average selling price of the pre-owned vehicles sold for the three months ended September 30, 2018 was $24,921, representing a 12.2% decrease as compared to the same period in 2017. The average selling price of pre-owned vehicles sold will fluctuate from period to period as a result of changes in the sales mix to consumers and dealers in any given period.

Cost of Sales

Total cost of sales increased $17,686,503 for the three months ended September 30, 2018 as compared to the same period in 2017, as a percentage of sales, total cost of sales was 96.4%, down 17 basis points from the same period in 2017. This total dollar increase was driven by an increase in the number of vehicles sold from 5,748 in the three months ended September 2017 to 7,296 in the three months ended September 30, 2018, an 26.9% increase. The average cost of the pre-owned vehicles sold for the three months ended September 30, 2018 was $24,019, down from $27,410 the prior year.

Selling, General and Administrative Expense

	Three Months Ended September 30,
	2018	2017
Selling, General and Administrative
Compensation and Related costs	$3,185,256	$2,594,065
Advertising and Marketing	135,753	146,592
Professional Fees	351,556	55,800
Selling Expenses	267,436	359,519
General and Administrative	1,391,989	915,387
	$5,331,990	$4,071,363

Selling, general and administrative expenses increased $1,260,627 to $5,331,900 for the three months ended September 30, 2018 as compared to the same period in 2017. The increase is in line with the increase in revenues in 2018 plus one-time charges related to the Merger.

Compensation and related costs increased $591,191 for the three months ended September 30, 2018 as compared to the same period in 2017. This is the result of more persons required to support the growth of the business offset by efficiencies, as compensation in per vehicle sold decreased by 3.3%

Advertising and marketing decreased $10,839 for the three months ended September 30, 2018 as compared to the same period in 2017.

Professional fees increased $295,756 for the three months ended September 30, 2018 as compared to the same period in 2017. The increase is primarily the result of expenses in connection with the Merger.

Selling expenses decreased $92,083 for the three months ended September 30, 2018 as compared to the same period in 2017.

General and administrative expenses increased $476,602 for the three months ended September 30, 2018 as compared to the same period in 2017. This increase is attributable to growth in the business plus extra support utilized during the Merger process.

Depreciation and Amortization

Depreciation and amortization increased $5,192 for the three months ended September 30, 2018 as compared to the same period in 2017 and was comprised of land, buildings and improvements, transportation fleet equipment, software and furniture, fixtures and equipment.

Operating Income

Operating income decreased $312,682 for the three months ended September 30, 2018 as compared to the same period in 2017. The decrease is primarily the result of increases in cost of sales and selling, general and administrative expenses, including expenses in connection with the Merger in 2018.

Interest Expense

Interest expense increased $177,431 for the three months ended September 30, 2018 as compared to the same period in 2017. The increase in interest expense is the result of floor plan and volume increases.

Investment income (loss)

Investment income (loss) increased $98,677 for the three months ended September 30, 2018 as compared to the same period in 2017. The increase is the result of stock and equity investment performance.

Provision for Income Taxes

Provision for income taxes was $0 for the three months ended September 30, 2018 as third quarter income was lower and the Company had an adequate accrual.

Net Income

Net income decreased $391,439 for the three months ended September 30, 2018 as compared to the same period in 2017 as a result of the foregoing.

Liquidity and Capital Resources

The sale of used cars and trucks is a capital intensive business that is typically supported by lenders that finance the vast majority of inventory, both in dollars and units. Additionally, in most instances, particularly when an inventory vehicle that has been financed is sold through an auction partner, the net proceeds are remitted quickly, thus receivables balances tend to be low relative to the revenue recognized.

The following table sets forth a summary of our cash flows for the three months ended September 30, 2018 and 2017:

	Three Months Ended September 30
	2018	2017
Net Cash provided by (used in) operating activities	$2,446,792	$(283,029)
Net Cash provided by (used in) investing activities	3,692,171	(237,919)
Net Cash provided by (used in) financing activities	(4,716,916)	601,046
Net increase (decrease) in cash	$1,422,046	$80,097

Wholesale finances vehicle purchases utilizing the Next Gear Capital floorplan. The delivery of the vehicle is a non-cash transaction prior to the funding of the Next Gear Capital floorplan. The vehicle purchase is reflected as a negative cash balance in order to take delivery of the vehicle.

Operating Activities

Net cash provided by operating activities increased $2,729,821 to $2,446,792 for the three months ended September 30, 2018 as compared to the same period in 2017. This change in cash generated is primarily the result of non-inventory working capital management; For example, accounts receivable improved accounted for $815,433 as the change, and accounts payable management yielded $1,766,606 of incremental cash. Portions of these changes are attributable to factors, including payoff for vehicles sold.

Investing Activities

Net cash provided by investing activities increased $3,930,090 to $3,692,171 for the three months ended September 30, 2018 as compared to the same period in 2017. The increase in cash used in investing activities is the result of a third quarter distribution. This change is primarily the result of a change in the amount due from a stockholder.

Financing Activities

Net cash provided by financing activities decreased $5,317,926 to ($4,718,916) the three months ended September 30, 2018 as compared to the same period in 2017. The decrease in cash provided by financing is the result of a third quarter distribution.

Off-Balance Sheet Arrangements

As of September 30, 2018, we did not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenue or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

The Company leases its administrative offices and retail facilities on a month-to-month basis from the sole stockholder of the Company for approximately $54,000 per month. Total rent paid to the stockholder was $162,000 and $162,000, the three months ended September 30, 2018 and 2017, respectively.

The amount due from the stockholder for advances or unreimbursed personal expenses totaled $0 and 438,204 as of September 30, 2018, and 2017, respectively.

In the normal course of operations, the Company utilizes transportation services of Wholesale Express, a related party. Freight purchases from Wholesale Express totaled $1,478,810.03 and $72,410 for the three months ended September 30, 2018 and 2017, respectively. In addition, in 2016, the Company made advances totaling $70,000 to Wholesale Express, primarily to accommodate expansion and other financing needs of the related entity. As of September 30, 2018 and 2017, the Company had a balance due to Wholesale Express for $720,000 and $215,000, respectively.

Comparison of Nine Months ended September 30, 2018 and 2017

The following table provides our results of operations for each of the nine months ended September 30, 2018 and 2017, including key financial information pertaining to our business and operations for Wholesale and Wholesale Express.

	Nine Months Ended September 30,
	2018	%	2017	%
Revenues
Total revenues	$497,057,150	100.0%	$466,498,935	100.0%

Expenses:
Cost of sales	480,221,497	96.6%	450,810,483	96.6%
Selling, general and administrative	13,825,952	2.8%	12,759,977	2.7%
Depreciation and amortization	244,312	0.0%	178,175	0.0%

Total expenses	494,291,761	99.4%	463,748,635	99.4%

Operating Income (loss)	2,765,389	0.6%	2,750,300	0.6%

Interest expense	2,030,693	0.4%	1,398,468	0.3%
Investment income (loss)	125,312	0.0%	36,241	0.0%

Income Before Taxes	860,008	0.2%	1,388,073	0.3%

Provision for income taxes	86,000	0.0%	48,500	0.0%

Net Income (loss)	$774,008	0.2%	$1,339,573	0.3%

Revenues

Total revenues increased $30,558,215 for the nine months ended September 30, 2018 as compared to the same period in 2017. The increase in revenues was driven by our expanding auction presence and inventory selection. We anticipate that pre-owned vehicle sales will continue to grow as we increase auction presence. This increase was driven by the sale of 20,281 pre-owned vehicles to consumers and dealers during the nine months ended September 30, 2018, representing a 14.4% increase as compared to the same period in 2017. The average selling price of the pre-owned vehicles sold for the nine months ended September 30, 2018 was $24,509, representing a 6.9% decrease as compared to the same period in 2017. The average selling price of pre-owned vehicles sold will fluctuate from period to period as a result of changes in the sales mix to consumers and dealers in any given period.

Cost of Sales

Total cost of sales increased $29,411,014 for the nine months ended September 30, 2018 as compared to the same period in 2017. This dollar increase was driven by the sale of an additional 2,553 vehicles during the nine months ended September 30, 2018 as compared to the same period in 2017, however the cost as a percentage of sales was the same.. The average cost of the pre-owned vehicles sold for the nine months ended September 30, 2018 was $23,678, excluding auction fees, transportation and reconditioning cost, a dollar decrease of 6.5% as compared to the same period in 2017, but consistent as a percentage of revenue.

Selling, General and Administrative Expense

	Nine Months Ended September 30,
	2018	2017
Selling, General and Administrative
Compensation and Related costs	$8,076,730	$7,590,259
Advertising and Marketing	528,785	445,889
Professional Fees	601,251	201,429
Selling Expenses	713,573	930,697
General and Administrative	3,905,613	3,591,703
	$13,825,952	$12,759,977

Selling, general and administrative expenses increased $1,065,975 for the nine months ended September 30, 2018 as compared to the same period in 2017. The increase is in line with the increase in revenues for 2018.

Compensation and related costs increased $486,471 for the nine months ended September 30, 2018 as compared to the same period in 2017 as a result of the increase in vehicles sales, however the compensation per vehicle sold was 7% lower for the nine-months end September 30, 2018 vs the same period in 2017.

Advertising and marketing increased $82,896, yet was the same percentage of revenue, for the nine months ended September 30, 2018 as compared to the same period in 2017.

Professional fees for the nine months ending September 30, 2018 were 298% of the prior year, representing an increase of $399,822 as compared to the same period in 2017. The increase is primarily the result of expenses in connection with the Merger.

Selling expenses decreased $217,124, or 23.3%, for the nine months ended September 30, 2018 as compared to the same period in 2017. On a per vehicle basis, the selling expense was down 33.0% vs the prior year period, and reflects increased efficiency.

General and administrative expenses increased $313,910, or 8.7%, for the nine months ended September 30, 2018 as compared to the same period in 2017; that results in a 4.9% decrease on a per unit basis for the period. The costs were negatively impacted by management’s involvement in the Merger.

Depreciation and Amortization

Depreciation and amortization increase $66,137 for the nine months ended September 30, 2018 as compared to the same period in 2017 and was comprised of land, buildings and improvements, transportation fleet equipment, software and furniture, fixtures and equipment.

Operating Income

Operating income increased $15,089 for the nine months ended September 30, 2018 as compared to the same period in 2017. A $1,147,201 increase in gross margin was offset by incremental costs associated with the Merger and other items discussed above.

Interest Expense

Interest expense increased $632,225 for the nine months ended September 30, 2018 as compared to the same period in 2017. The increase in interest expense is a result of floor plan and volume increases.

Investment income (loss)

Investment income increased $89,071 for the nine months ended September 30, 2018 as compared to the same period in 2017. The increase is a result of stock and equity investment performance.

Provision for Income Taxes

Provision for income taxes increased $37,500 for the nine months ended September 30, 2018 as compared to the same period in 2017.

Net Income

Net income was $774,008, a decrease of $565,565 for the nine months ended September 30, 2018 as compared to the same period in 2017 as a result of the foregoing, with the incremental increase in interest expense of $632,255 being the larger factor.

Liquidity and Capital Resources

The sale of used cars and trucks is a capital intensive business that is typically supported by lenders that finance the vast majority of inventory, both in dollars and units. Additionally, in most instances, particularly when an inventory vehicle that has been financed is sold through an auction partner, the net proceeds are remitted quickly, thus receivables balances tend to be low relative to the revenue recognized.

The following table sets forth a summary of our cash flows for the nine months ended September 30, 2018 and 2017:

	Nine Months Ended September 30
	2018	2017
Net Cash provided by (used in) operating activities	$(842,173)	$2,878,469
Net Cash provided by (used in) investing activities	4,208,160	(1,480,861)
Net Cash provided by (used in) financing activities	(4,329,330)	(312,545)
Net increase (decrease) in cash	$(963,343)	$1,085,063

Wholesale finances vehicle purchases utilizing the Next Gear Capital floorplan. The delivery of the vehicle is a non-cash transaction prior to the funding of the Next Gear Capital floorplan. The vehicle purchase is reflected as a negative cash balance in order to take delivery of the vehicle.

Operating Activities

Net cash provided by operating activities was 842,173 for the nine months ended September 30, 2018 as compared to the same period in 2017. A significant portion of cash use was attributable to an approximately $3.1 million increase in the equity in the inventory.

Investing Activities

Net cash from investing activities increased $5,689,021 to $4,208,160 for the nine months ended September 30, 2018 as compared to the same period in 2017. The increase in cash is the liquidation of the Company’s brokerage account.

Financing Activities

The company used $4,329,330 cash in financing activities vs use of $312,545 the prior year period, an increased use of $4,016,785. Increased stockholder distribution accounted for $2,161,622 of the charge.

Off-Balance Sheet Arrangements

As of September 30, 2018, we did not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenue or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

The Company leases its administrative offices and retail facilities on a month-to-month basis from the sole stockholder of the Company for approximately $54,000 per month. Total rent paid to the stockholder was $486,000 for each of the nine months ended September 30, 2018 and 2017.

The amount due from the stockholder for advances or unreimbursed personal expenses totaled $0 and $438,204 as of September 30, 2018, and 2017, respectively.

In the normal course of operations, the Company utilizes transportation services of Wholesale Express, a related party. Freight purchases from Wholesale Express totaled $2,213,432 and $643,992 for the nine months ended September 30, 2018 and 2017, respectively. As of September 30, 2018 and 2017, the Company had a due to Wholesale Express for $720,000 and $215,000, respectively.

In the normal course of operations, the Company utilizes transportation services of Wholesale Express, a related party. Freight purchases from Wholesale Express totaled $583,954 and $559,641 as of September 30, 2018 and 2017, respectively. In addition, in 2016, the Company made advances totaling $70,000 to Wholesale Express, primarily to accommodate expansion and other financing needs of the related entity. As of September 30, 2018 and 2017, the Company had a due to Wholesale Express for $720,000 and $215,000, respectively.

Wholesale Express, LLC

Wholesale Express, LLC is a Tennessee based limited liability company headquartered in Mt. Juliet, Tennessee. Wholesale Express is a nationwide high-volume automotive transport company and is engaged in domestic freight brokerage.

Services Provided

Wholesale Express was started to provide transportation services between dealerships and auctions. Wholesale Express is still focused on the one philosophy that started it all - customer satisfaction. Our valued employees help fuel that philosophy daily by keeping the customer’s interest its top priority, all while moving cars quickly and efficiently.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Wholesale Express, LLC

The management’s discussion and analysis of financial condition and results of operations should be read in conjunction with the financial statements and accompanying notes of Wholesale Express, LLC included in this information statement.

All references to “we”, “us”, “our”, or “Wholesale Express” in this section refer to Wholesale Express, LLC.

Overview

Wholesale Express, LLC is a Tennessee based limited liability company headquartered in Mt. Juliet, Tennessee. Wholesale Express is a nationwide high-volume automotive transport company and is engaged in domestic freight brokerage.

Wholesale Express was started to provide transportation services between dealerships and auctions. Wholesale Express is still focused on the one philosophy that started it all - customer satisfaction. Our valued employees help fuel that philosophy daily by keeping the customer’s interest its top priority, all while moving cars quickly and efficiently.

Key Operations Metrics

We review our company’s key operating metrics regularly to help us grow our business and maximize the opportunity to provide transportation services to dealerships across the country. While some growth is through our related party, Wholesale, Inc., our operations have grown to three locations in Tennessee, Arizona, and Michigan, which allows for more organic growth across the country.

Units Delivered

We define units delivered as the number of units transported from one location to another location on behalf of the customer. Units delivered is the main component of our operations and solely what our company performance relies on to succeed. Our results of operations are driven by units delivered, and with an increase in units delivered, an increase in net profit is expected.

The following tables provide the number of units delivered for each of the years ended December 31, 2017 and 2016 and three and nine months ended September 30, 2018 and 2017.

Gross Profit

We believe that our second key operating metric that should be considered in our operations is the gross profit on our transported vehicles. Gross profit is the difference between revenue and costs of revenue.

Total Average Gross Margin per Vehicle

Total average gross margin per vehicle is driven by sales of transported vehicles to consumers and dealers. We believe average gross margin per vehicle is a key measure of our growth and long-term profitability

A summary of our performance for the periods covered in this discussion is below.

	Year Ended December 31,
	2017	2016

Units Delivered	53,320	45,000*

Gross Profit	$3,750,563	$1,907,971

Gross Margin Per Vehicle	$70.34	$42.40

* The number provided is an estimate. Accounting software was changed after 2016, and the report to pull the exact number of units delivered is no longer available.

	Three Months Ended September 30		Nine Months Ended September 30
	2018	2017	2018	2017

Units Delivered	20,407	14,428	60,696	47,958

Gross Profit	$1,665,435	$1,034,859	$4,446,325	$2,674,287

Gross Margin Per Vehicle	$81.61	$71.73	$73.26	$55.76

Components of Results of Operations

Revenue

Revenue is derived from one primary source brokering transportation vehicles for dealers.

The Company recognizes revenue when all of the following conditions are satisfied: (i) there is persuasive evidence of an arrangement; (ii) the service has been provided to the customer; (iii) the amount to be paid by the customer is fixed or determinable; and (iv) the collection of the Company's payment is probable.

See the Notes to Financial Statements—Note 2— “Summary of Significant Accounting Policies – Revenue Recognition” in the financial statements of Wholesale Express included in this information statement for a further description of the Company’s revenue recognition.

Cost of Revenue

Cost of revenue is a pass-through cost for vehicle transportation.

Selling, General and Administrative Expense

Selling, general and administrative expenses include costs and expenses for compensation and benefits, managing our logistics system, and other corporate overhead expenses, including expenses associated with legal, accounting, finance, and business development.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with generally accepted accounting principles of the United States ("GAAP") requires estimates and assumptions that affect the reported amounts of assets and liabilities, revenue and expenses, and related disclosures of contingent assets and liabilities in the consolidated financial statements and accompanying notes. The Securities and Exchange Commission (the "SEC") has defined a company's critical accounting policies as the ones that are most important to the portrayal of the company's financial condition and results of operations, and which require the company to make its most difficult and subjective judgments, often as a result of the need to make estimates of matters that are inherently uncertain. Based on this definition, we have identified the critical accounting policies and judgments addressed below. We also have other key accounting policies, which involve the use of estimates, judgments, and assumptions that are significant to understanding our results. For additional information, see the Notes to Financial Statements - Note 2 - "Summary of Significant Accounting Policies" in the financial statements of Wholesale Express included in this information statement. Although we believe that our estimates, assumptions, and judgments are reasonable, they are based upon information presently available. Actual results may differ significantly from these estimates under different assumptions, judgments, or conditions.

Revenue Recognition

The Company is primarily a non-asset-based carrier and as such owns no transportation assets. Revenue is derived from the purchase of transportation services from direct (asset-based) carriers and resale of those services to customers as an indirect carrier. Revenues related to shipments are recognized based on the terms in the contract of carriage, primarily when goods reach their destination.

Newly Issued Accounting Pronouncements

In May 2014, the FASB issued Accounting Standard Update ("ASU") 2014-09, Revenue from Contracts with Customers (Topic 606), a new standard on revenue recognition. Further, the FASB has issued a number of additional ASU's regarding the new revenue recognition standard. The new standard, as amended, will supersede existing revenue recognition guidance and apply to all entities that enter into contracts to provide goods or services to customers. The guidance also addresses the measurement and recognition of gains and losses on the sale of certain non-financial assets, such as real estate, property, and equipment. The new standard will become effective for annual reporting periods beginning on or after December 15, 2018 and interim periods within that year. The standard can be adopted either retrospectively to each reporting period presented or as a cumulative effect adjustment as of the date of adoption. Early adoption of the standard is permitted, but not before annual reporting periods beginning on or after December 15, 2017. We have performed a preliminary evaluation of this standard and plan to adopt it effective January 1, 2019. We cannot currently estimate the impact of this change upon adoption of this standard and will continue to review the impact of this standard on potential disclosure changes in our financial statements, as well as which transition approach will be applied. Our evaluation of this standard will continue through the date of adoption.

The FASB issued ASU 2016-02, Leases (Topic 842), in February 2016. ASU 2016-02 requires the recognition by lessees of assets and liabilities that arise from all lease transactions, except for leases with a lease term of 12 months or less. The lessee accounting model under ASU 2016-02 retains two types of leases: finance leases, which are to be accounted for in substantially the same manner as the existing accounting for capital leases, and operating leases, which are to be accounted for both in the statement of activities and the statement of cash flows in a manner consistent with existing accounting for operating leases. ASU 2016-02 also requires expanded qualitative and quantitative disclosures regarding the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 applies to the Company's financial statements for the year ending December 31, 2020, with earlier implementation permitted. The Company's management has not determined the impact on its financial statements as a result of implementing ASU 2016-02.

Results of Operations

Comparison of Years ended December 31, 2017 and 2016

The following table provides our results of operations for each of the years ended December 31, 2017 and 2016, including key financial information pertaining to our business and operations for Wholesale Express.

	Year Ended December 31,
	2017	%	2016	%
Revenues	19,153,124	100.0%	10,132,367	100.0%

Cost of Revenues	15,402,561	80.4%	8,224,396	81.2%

Gross Profit	3,750,563	19.6%	1,907,971	18.8%

Selling, General and Administrative Expense	2,807,901	14.7%	1,376,781	13.6%

Operating Income	942,662	4.9%	531,190	5.2%

Income Tax Expense	61,573	0.3%	34,000	0.3%

Net Income	881,089	4.6%	497,190	4.9%

Revenue

Total revenue increased $9,020,757 for the year ended December 31, 2017 as compared to 2016 as a result of the increase in the number of units delivered in 2017. During the year ended December 31, 2017, we delivered 53,320 units as compared to 45,000 units in 2016.

In addition to delivering 18.5% more vehicles during the year ended December 31, 2017 as compared to 2016, the average delivery price of the pre-owned vehicles for the year ended December 31, 2017 increased 59.5% as compared to 2016. The average delivery price of pre-owned vehicles sold will fluctuate from period to period as a result of changes in the sales mix to consumers and dealers in any given period.

Cost of Revenue

Total cost of revenue increased $7,178,165 for the year ended December 31, 2017 as compared to 2016. This is primarily the result of the increase in deliveries, as cost of revenue as a percentage of revenue only improved by 75 basis points.

On a per vehicle basis, the average delivery cost for the year ended December 31, 2017 increased 58.1% as compared to 2016. The average delivery cost of pre-owned vehicles sold will fluctuate from period to period as a result of changes in the sales mix to consumers and dealers in any given period.

Selling, General and Administrative Expense

	Year Ended December 31,
	2017	2016
Selling, General and Administrative
Compensation and Related costs	$1,922,511	$1,012,112
Depreciation and Amortization	953	-
Selling Expenses	29,371	14,865
General and Administrative	855,065	349,804
	$2,807,901	$1,376,781

Selling, general and administrative expense increased $1,431,120 for the year ended December 31, 2017 as compared to 2016. The increase in expenses is due to the growth of the company. With the growth of the company there was a need for more facility space, workers, and general expenses.

Compensation and related costs increased $910,399, or $13.56 per vehicle for the year ended December 31, 2017 as compared to 2016. Compensation and related costs are variable costs that that require additional employees to handle the growth of the company.

Depreciation and amortization expense was $953 for the year ended December 31, 2017 compared to $0 for 2016.

Selling expenses increased $14,506 for the year ended December 31, 2017 as compared to 2016.

General and administrative increased $505,261 for the year ended December 31, 2017 as compared to 2016. The increase was driven by the need for additional space for more employees as well as a general increase in expenses for the additional employees.

Operating Income

Operating income increased $411,472 for the year ended December 31, 2017 as compared to 2016. The increase in operating income is primarily the result of the increase in revenue for the year ended December 31, 2017.

Income Tax Expense

Income tax expense increased $27,573 for the year ended December 31, 2017 as compared to 2016. The increase in income tax expense was the result of the increase in operating income for the year ended December 31, 2017.

Net Income

Net income increased $383,899 for the year ended December 31, 2017 as compared to 2016 as a result of the foregoing.

Liquidity and Capital Resources

The Company’s business model does not require much capital for fixed assets, or inventory, and as such has limited capital needs, other than working capital necessary to pay shipper partners and employees.

The following table sets forth a summary of our cash flows for the years ended December 31, 2017 and 2016:

	Year Ended December 31,
	2017	2016
Net Cash provided by (used in) operating activities	$45,802	$(220,243)
Net Cash provided by (used in) investing activities	(24,396)	-
Net Cash provided by (used in) financing activities	(21,406)	127,234
Net increase (decrease) in cash	$-	$(93,009)

Operating Activities

Net cash provided by operating activities was $45,802 for the year ended December 31, 2017 compared to net cash used in operating activities of $220,243 for 2016. The increase of $266,045 in net cash provided by operating activities was primarily due to the increase in net income and the repayment of start-up debt from a related party offset by increases in accounts receivable.

Investing Activities

Net cash used in investing activities was $24,396 for the year ended December 31, 2017 as compared to $0 in 2016. The increase in cash used for investment activities was primarily for the purchase of property and equipment.

Financing Activities

Net cash used in financing activities was $21,406 for the year ended December 31, 2017 compared to net cash provided by financing activities of $127,234 for 2016. The decrease of $148,640 in net cash provided by financing activities was primarily due to an increase in an account receivable to a related party.

Off-Balance Sheet Arrangements

As of December 31, 2017 and December 31, 2016, we did not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenue or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

In the normal course of operations, the Company’s transportation services are utilized by Wholesale, Inc., a related party. In addition, in 2016, Wholesale, Inc. made advances totaling $70,000 to the Company, primarily to accommodate expansion and other financing needs of the related entity. Freight purchases by Wholesale, Inc. totaled $538,954 and $559,641 for the years ended December 31, 2017 and 2016, respectively. At December 31, 2017 the Company had a due from Wholesale, Inc. of $215,000 and at December 31, 2016 the Company had a balance due to Wholesale, Inc of $70,000.

Comparison of the Three Months ended September 30, 2018 and 2017

The following table provides our results of operations for each of the three months ended September 30, 2018 and 2017, including key financial information pertaining to our business and operations for Wholesale Express.

	Three Months Ended, September 30,
	2018	%	2017	%
Revenues	8,849,978	100.0%	5,311,795	100.0%

Cost of Revenues	7,184,543	81.2%	4,276,937	80.5%

Gross Profit	1,665,435	18.8%	1,034,859	19.5%

Selling, General and Administrative Expense	1,104,642	12.5%	709,963	13.4%

Operating Income	560,793	6.3%	324,896	6.1%

Income Tax Expense	33,648	0.4%	19,494	0.4%

Net Income	527,146	6.0%	305,402	5.7%

Revenue

Total revenue increased $3,538,183 for the three months ended September 30, 2018 as compared to the same period in 2017 as a result of the increase in the number of units delivered in 2018. During the three months ended September 30, 2018, we delivered 20,407 units as compared to 14,428 units for the same period in 2017.

In addition to delivering 41% more vehicles during the three months ended September 30, 2018 as compared to the same period in 2017, the average delivery price of the pre-owned vehicles for the three months ended September 2018 increased 17.8% as compared to the same period of 2017. The average delivery price of pre-owned vehicles sold will fluctuate from period to period as a result of changes in the sales mix to consumers and dealers in any given period.

Cost of Revenue

Total cost of revenue increased $2,907,606 for the three months ended September 30, 2018 as compared to the same period in 2017.

The average delivery cost of the pre-owned vehicles for the three months ended September 30, 2018 increased 18.8% as compared to the same period of 2017. The average delivery cost of pre-owned vehicles sold will fluctuate from period to period as a result of changes in the sales mix to consumers and dealers in any given period.

Selling, General and Administrative Expense

	Three Months Ended September 30,
	2018	2017
Selling, General and Administrative
Compensation and Related costs	$860,043	$584,678
Advertising and Marketing	5,542	1,272
Selling Expenses	10,638	10,687
General and Administrative	228,419	113,326
	$1,104,642	$709,963

Selling, general and administrative expenses increased $394,679 for the three months ended September 30, 2018 as compared to the same period in 2017. The increase in expenses is due to the growth of the company. With the growth of the company there was a need for additional facility space, workers, and general expenses.

Advertising and marketing increased $4,270 for the three months ended September 30, 2018 as compared to the same period in 2017.

Compensation and related costs increased $275,365 for the three months ended September 30, 2018 as compared to the same period in 2017. Compensation and related costs increased as a result of the need for additional employees to handle the growth of the company.

General and administrative increased $115,093 for the three months ended September 30, 2018 as compared to the same period in 2017. The increase was driven by the need for additional space for more employees as well as a general increase in expenses for the additional employees.

Operating Income

Operating income increased $235,897 for the three months ended September 30, 2018 as compared to the same period in 2017. The increase in operating income is primarily the result of the increase in revenue for the three months ended September 30, 2018.

Income Tax Expense

Income tax expense increased $14,154 for the three months ended September 30, 2018 as compared to the same period in 2017. The increase in income tax expense was the result of the increase in operating income for the three months ended September 30, 2018.

Net Income

Net income increased $221,743 for the three months ended September 30, 2018 as compared to the same period in 2017 as a result of the foregoing.

Liquidity and Capital Resources

The Company’s business model does not require much capital for fixed assets, or inventory, and as such has limited capital needs, other than working capital necessary to pay shipper partners and employees.

The following table sets forth a summary of our cash flows for the three months ended September 30, 2018 and 2017:

	Three Months Ended September 30,
	2018	2017
Net Cash provided by (used in) operating activities	$269,718	$64,179
Net Cash provided by (used in) investing activities	0	5,809
Net Cash provided by (used in) financing activities	(269,718)	(69,988)
Net increase (decrease) in cash	$0	$0

Operating Activities

Net cash provided by operating activities increased $205,539 for the three months ended September 30, 2018 as compared to the same period in 2017. The increase was primarily due to the increase in operating income offset by a reduction of $16,205 net difference in changes in non-cash working capital vs the prior year period.

Investing Activities

Net cash provided by investing activities decreased $5,809 for the three months ended September 30, 2018 as compared to the same period in 2017, as 2017 had a small source of capital from a net reduction in fixed assets.

Financing Activities

Net cash provided by financing activities decreased $199,730 to $269,718 for the three months ended September 30, 2018 as compared to the same period in 2017, attributable to maintaining a negative cash balance.

Off-Balance Sheet Arrangements

As of September 30, 2018 and 2017, we did not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenue or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

In the normal course of operations, the Company’s transportation services are utilized by Wholesale, Inc., a related party. Freight purchases by Wholesale, Inc. totaled $1,478,810.03 and $72,410 for the three months ended September 30, 2018 and 2017, respectively As of September 30, 2018 and 2017, the Company had a due from Wholesale, Inc. of $720,000 and $215,000, respectively.

Comparison of Nine Months ended September 30, 2018 and 2017

The following table provides our results of operations for each of the nine months ended September 30, 2018 and 2017, including key financial information pertaining to our business and operations for Wholesale Express.

	Nine Months Ended September 30,
	2018	%	2017	%
Revenues	22,753,900	100.0%	13,807,904	100.0%

Cost of Revenues	18,307,575	80.5%	11,133,617	80.6%

Gross Profit	4,446,325	19.5%	2,674,287	19.4%

Selling, General and Administrative Expense	3,193,096	14.0%	2,129,257	15.4%

Operating Income	1,253,229	5.5%	545,030	3.9%

Income Tax Expense	72,742	0.3%	37,574	0.3%

Net Income	1,180,487	5.2%	507,456	3.7%

Revenue

Total revenue increased $8,945,996, or 64.8% for the year to date ended September 30, 2018 as compared to the same period in 2017 as a result of a 26.6% increase in the number of units delivered in 2018. During the nine months ended September 30, 2018, we delivered 60,696 units as compared to 47,958 units for the same period in 2017.

In addition to delivering 26.6% more vehicles during the nine months ended September 30, 2018 as compared to the same period in 2017, the average delivery price of the pre-owned vehicles for the nine months ended September 2018 increased 30.2% as compared to the same period in 2017. The average delivery price of pre-owned vehicles sold will fluctuate from period to period as a result of changes in the sales mix to consumers and dealers in any given period.

Cost of Revenue

Total cost of revenue increased $7,173,958 for the nine months ended September 30, 2018 as compared to the same period in 2017.

The average delivery cost of the pre-owned vehicles for the nine months ended September 30, 2018 increased 30.2% as compared to the same period in 2017. The average delivery cost of pre-owned vehicles sold will fluctuate from period to period as a result of changes in the sales mix to consumers and dealers in any given period.

Selling, General and Administrative Expense

	Nine Months Ended September 30,
	2018	2017
Selling, General and Administrative
Compensation and Related costs	$2,240,603	$1,396,437
Advertising and Marketing	25,422	8,958
Selling Expenses	27,622	34,064
General and Administrative	899,450	689,708
	$3,193,097	$2,129,257

Selling, general and administrative expenses increased $1,063,840 for the nine months ended September 30, 2018 as compared to the same period in 2017. The increase in expenses is due to the growth of the company. With the growth of the company there was a need for additional facility space, workers, and general expenses.

Compensation and related costs increased $844,166 for the nine months ended September 30, 2018 as compared to the same period in 2017; that reflected a 60.5% increase vs the 64.8% increase in revenue. Compensation and related costs increased as a result of the need for additional employees to handle the growth of the company.

Advertising and marketing increased $16,464 for the nine months ended September 30, 2018 as compared to the same period in 2017.

Selling expenses decreased $6,442 for the nine months ended September 30, 2018 as compared to the same period in 2017.

General and administrative increased $209,652, equal to 1.0% of revenue, for the nine months ended September 30, 2018 as compared to the same period in 2017, this equated to $0.44 of incremental general and administrative cost per vehicle delivered. The increase was driven by the need for additional space for more workers as well as a general increase in expenses for the additional employees.

Operating Income

Operating income increased $708,199 to $1,253,229 for the nine months ended September 30, 2018 as compared to the same period in 2017; as a percentage of revenue, operating income increased 156 basis points from 3.9% to 5.5%. The increase in operating income is primarily the result of the increase in revenue for the nine months ended September 30, 2018.

Income Tax Expense

Income tax expense increased $35,168 for the nine months ended September 30, 2018 as compared to the same period in 2017. The increase in income tax expense was the result of the increase in operating income for the nine months ended September 30, 2018.

Net Income

Net income increased $673,031 for the nine months ended September 30, 2018 as compared to the same period in 2017 as a result of the foregoing.

Liquidity and Capital Resources

The Company’s business model does not require much capital for fixed assets, or inventory, and as such has limited capital needs, other than working capital necessary to pay shipper partners and employees. The following table sets forth a summary of our cash flows for the nine months ended September 30, 2018 and 2017:

	Year to Date September 30,
	2018	2017
Net Cash provided by (used in) operating activities	$183,976	$(161,074)
Net Cash provided by (used in) investing activities	-	(11,700)
Net Cash provided by (used in) financing activities	(183,976)	172,774
Net increase (decrease) in cash	$-	$-

Operating Activities

Net cash provided by operating activities increased $345,050 to $183,976 for the nine months ended September 30, 2018, as compared to same period in 2017. The increase in net cash provided by operating activities is primarily due to an increase in net income and offset by an aggregate increase of $985,101 in related party accounts receivable and due from the repayment of start-up debt to related parties.

Investing Activities

Net cash used in investing activities decreased $11,700 for the nine months ended September 30, 2018, as compared to same period in 2017. The decrease in cash used for investment activities was primarily due to the decrease of cash used for the purchase of property and equipment.

Financing Activities

Net cash provided by financing activities decreased $356,750 to $183,976 of net cash used in financing activities for the nine months ended September 20, 2018, as compared to same period in 2017. The majority of the decrease is attributable to a $100,000 distribution to a member.

Off-Balance Sheet Arrangements

As of September 30, 2018 and 2017, we did not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenue or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

In the normal course of operations, the Company’s transportation services are utilized by Wholesale, Inc., a related party. Freight purchases by Wholesale, Inc. totaled $2,213,432 and $643,992 for the nine-months ended September 30, 2018 and 2017, respectively. As of September 30, 2018 and 2017, the Company had a due from Wholesale, Inc. of $720,000 and $215,000, respectively.

No Dissenter’s Rights

The corporate action described in this Information Statement will not afford to our stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

No Regulatory Approvals

There are no federal or state regulatory requirements that must be complied with or any approval that must be obtained in connection with the Acquisitions.

Material U.S. Federal Income Tax Consequences

We have not obtained a tax opinion from legal counsel or tax experts on the Acquisitions. The Acquisitions are intended for federal income tax purposes to qualify as one or more reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Based on the provisions of the Internal Revenue Code of 1986, as amended, existing United States Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as in effect as of the date hereof and all of which are subject to change (possibly with retroactive effect), we do not believe that the Acquisitions will give rise to the recognition of gain or losses to us or our stockholders for U.S. federal income tax purposes. The foregoing summary is for general information only and does not discuss any state, local, foreign or other tax consequences.

Accounting Treatment

We anticipate accounting for the transactions as business combinations using the acquisition method of accounting for financial accounting purposes, whereby the estimated purchase price will be allocated to the assets and liabilities of Wholesale based on their estimated fair values on the Closing Date of the Acquisitions, following Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Acquisitions that is not shared by all other stockholders of ours.

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of the Company before the Acquisitions and the Conversion

The following table sets forth information with respect to the beneficial ownership of RumbleOn Common Stock immediately before Closing the Acquisitions by each person who was an executive officer or director of the Company at that time, all such executive officers and directors as a group, and each person who beneficially owned more than 5% of the Class A Common Stock or Class B Common Stock at that time.

Beneficial Owner Executive Officers and Directors	Class A Common Stock Beneficially Owned	Percentage of Class A Common Stock Beneficially Owned (%)(1)	Class B Common Stock Beneficially Owned	Percentage of Class B Common Stock Beneficially Owned (%)(2)
Marshall Chesrown (3)	875,000	87.5%	1,743,156	12.1%
Steven Berrard (4)	125,000	12.5%	1,970,000	13.6%
Denmar Dixon (5)	-	-	1,084,804(9)	7.5%
Kevin Westfall	-	-	27,013(10)	*
Kartik Kakarala (6)	-	-	1,523,809	10.6%
Richard Gray	-	-	33,625(11)	*
Joseph Reece	-	-	10,000	*
All executive officers and directors as a group (7 persons)(7)			6,392,532	44.3%
5% Holders
Ralph Wegis(8)	-	-	891,537	6.2%

*Represents beneficial ownership of less than 1%.

(1)
Based on 1,000,000 shares of Class A Common Stock issued and outstanding as of October 29, 2018. The Class A Common Stock has ten votes for each share outstanding compared to one vote for each share of Class B Common Stock outstanding
(2)
Based on 14,438,291 shares of Class B Common Stock issued and outstanding as of October 29, 2018.
(3)
As of October 29, 2018, Mr. Chesrown had voting power representing approximately 42.9% of our outstanding common stock on a fully diluted basis.
(4)
Shares are owned directly through Berrard Holdings, a limited partnership controlled by Steven R. Berrard. Mr. Berrard has the sole power to vote and the sole power to dispose of each of the shares of common stock which he may be deemed to beneficially own. As of October 29, 2018, Mr. Berrard had voting power representing approximately 13.2% of our outstanding common stock on a fully diluted basis.
(5)
1,022,829 shares are owned directly through Blue Flame Capital, LLC, an entity controlled by Mr. Dixon, 7,750 shares are held by Mr. Dixon’s spouse, 250 shares are held by Mr. Dixon’s son and 35,600 shares are directly held by Mr. Dixon. Mr. Dixon has the sole power to vote and the sole power to dispose of each of the shares of common stock which he may be deemed to beneficially own. As of October 29, Mr. Dixon had voting power representing approximately 4.4% of our outstanding common stock on a fully diluted basis.
(6)
Shares are owned indirectly through Halcyon Consulting, LLC, a limited liability company owned by Kartik Kakarala and his brother, Srinivas Kakarala.  Kartik Kakarala has shared power to vote and shared power to dispose of such shares of common stock with his brother.  As of October 29, 2018, Mr. Kakarala had voting power representing approximately 6.2% of our outstanding common stock on a fully diluted basis.
(7)
As of October 29, 2018, all directors and executive officers as a group had voting power representing approximately 66.9% of our outstanding common stock on a fully diluted basis.
(8)
As of October 29, 2018, Mr. Wegis had voting power representing approximately 3.7% of our outstanding common stock on a fully diluted basis.
(9)
Includes 9,625 restricted stock units that have vested or will vest within 60 days.
(10)
Includes 9,625 restricted stock units that have vested or will vest within 60 days.
(11)
Includes 1,750 restricted stock units that have vested or will vest within 60 days.

Security Ownership of the Company after the Acquisitions and the Conversion

The following table sets forth information with respect to the beneficial ownership of the RumbleOn Class B Common Stock after Closing the Acquisitions and the Conversion by each person serving as an executive officer or director of RumbleOn, all such executive officers and directors as a group, and each person who owns more than 5% of the Class A Common Stock or Class B Common Stock.

Beneficial Owner Executive Officers and Directors	Class A Common Stock Beneficially Owned at Closing	Percentage of Class A Common Stock Beneficially Owned (%)(1)	Class B Common Stock Beneficially Owned at Closing	Percentage of Class B Common Stock Beneficially Owned (%)(2)
Marshall Chesrown (3)	875,000	87.5%	1,743,156	9.3%
Steven Berrard (4)	125,000	12.5%	1,970,000	10.5%
Denmar Dixon (5)	-	-	1,152,683(8)	6.1%
Kevin Westfall	-	-	27,013(9)	*
Kartik Kakarala (6)	-	-	1,523,809	8.1%
Richard Gray	-	-	33,625(10)	*
Joseph Reece	-	-	30,000	*
All executive officers and directors as a group (7 persons)(7)			6,480,411	34.5%
5% Holders
Steven and Janelle Brewster	-	-	1,317,329(11)	7%

*Represents beneficial ownership of less than 1%.

(1)
Based on 1,000,000 shares of Class A Common Stock issued and outstanding as of February 1, 2019 The Class A Common Stock has ten votes for each share outstanding compared to one vote for each share of Class B Common Stock outstanding
(2)
Based on 18,810,620 shares of Class B Common Stock issued and outstanding as of February 1, 2019.
(3)
As of February 1, 2019 Mr. Chesrown will have voting power representing approximately 36.3% of our outstanding common stock on a fully diluted basis.
(4)
Shares are owned directly through Berrard Holdings, a limited partnership controlled by Steven R. Berrard. Mr. Berrard has the sole power to vote and the sole power to dispose of each of the shares of common stock which he may be deemed to beneficially own. As of February 1, 2019, Mr. Berrard will have voting power representing approximately 11.2% of our outstanding common stock on a fully diluted basis.
(5)
1,052,829 shares are owned directly through Blue Flame Capital, LLC, an entity controlled by Mr. Dixon, 7,750 shares are held by Mr. Dixon’s spouse, 290 shares are held by Mr. Dixon’s son and 82,189 shares are directly held by Mr. Dixon. Mr. Dixon has the sole power to vote and the sole power to dispose of each of the shares of common stock which he may be deemed to beneficially own. As of February 1, 2019, Mr. Dixon will have voting power representing approximately 4.0% of our outstanding common stock on a fully diluted basis.
(6)
Shares are owned indirectly through Halcyon Consulting, LLC, a limited liability company owned by Kartik Kakarala and his brother, Srinivas Kakarala.  Kartik Kakarala has shared power to vote and shared power to dispose of such shares of common stock with his brother.  As of February 1, 2019, Mr. Kakarala will have voting power representing approximately 5.3% of our outstanding common stock on a fully diluted basis.
(7)
As of February 1, 2019, all directors and executive officers as a group will have voting power representing approximately 57.1% of our outstanding common stock on a fully diluted basis.
(8)
Includes 9,625 restricted stock units that have vested or will vest within 60 days.
(9)
Includes 9,625 restricted stock units that have vested or will vest within 60 days.
(10)
Includes 1,750 restricted stock units that have vested or will vest within 60 days.
(11)
Represents share of Class B Common Stock underlying the Series B Preferred, which automatically convert into one share of the Company’s Class B Common Stock on the date that is the twenty first (21st) day following the mailing of this Information Statement.

Where You Can Find More Information

We file periodic reports, proxy and Information Statements and other information with the SEC in accordance with the requirements of the Exchange Act. Our SEC filings are available to the public over the Internet at the SEC’s web site at www.sec.gov. Our Class B Common Stock is listed and traded on the Nasdaq Capital Market Exchange under the trading symbol “RMBL.”

You may request a copy of our filings with the SEC at no cost, by making written or telephone requests for such copies to:

RumbleOn, Inc.
1350 Lakeshore Drive
 Suite 160
Coppell, Texas 75019
Attention: Corporate Secretary
Phone: (469) 250-1185

You should rely only on the information provided in this filing. You should not assume that the information in this Information Statement is accurate as of any date other than the date of this document. We have not authorized anyone else to provide you with any information.

Brokers, Custodians, Etc.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Incorporation of Certain Information by Reference

The documents listed below are incorporated by reference into this Information Statement:

● Our annual report on Form 10-K for the year ended December 31, 2017 filed on February 27, 2018, and amended on March 30, 2018;

● Our quarterly reports on Form 10-Q for the quarter ended March 31, 2018 filed on April 30, 2018, for the quarter ended June 30, 2018, filed on July 27, 2018, and for the quarter ended September 30, 2018, filed on November 14, 2018;

● Our current reports on Form 8-K filed on February 23, 2018, May 1, 2018, June 28, 2018, July 17, 2018, July 18, 2018, July 20, 2018, July 26 2018, October 11, 2018, October 31, 2018, January 14, 2019, and January 28, 2019 (with respect to each such Form 8-K, other than information furnished pursuant to Items 2.02 and 7.01 of Form 8-K and any related exhibits); and

● The description of the Company’s Class B Common Stock contained in the Company’s Registration Statement on Form 8-A, filed with the SEC on October 18, 2017.

Any statement contained in a document incorporated or deemed to be incorporated by reference in this Information Statement is modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

We are an Exchange Act reporting company and are required to file periodic reports on Form 10-K and 10-Q and current reports on Form 8-K. The SEC maintains an internet site that contains reports, proxy and information statements, and other information that we file electronically with the SEC, including the registration statement. The website address is www.sec.gov.

Index to Financial Statements

WHOLESALE, INC. Combined Financial Statements December 31, 2017, 2016, and 2015
Independent Auditor's Report	F-4 to F-5
Combined Balance Sheets	F-6
Combined Statements of Income	F-7
Combined Statements of Stockholder's Equity	F-8
Combined Statements of Cash Flows	F-9
Notes to the Combined Financial Statements	F-10 to F-19

WHOLESALE EXPRESS, LLC  Index to Report December 31, 2017 and 2016
Independent Auditor's Report	F-22 to F-23
Balance Sheets	F-24
Statements of Income and Member's Equity	F-25
Statements of Cash Flows	F-26
Notes to the Financial Statements	F-27 to F-31

WHOLESALE, INC. Combined Financial Statements September 30, 2018
Independant Accountant's Rewiew Report	F-34 to F-35
Combined Balance Sheets	F-36
Combined Statements of Operations	F-37
Combined Statements of Stockholder's Equity	F-38
Combined Statements of Cash Flows	F-39
Notes to the Combined Financial Statements	F-40 to F-48
Supplementary Information	F-49
Combined Balance Sheet – September 30, 2018	F-50
Combined Balance Sheet – December 31, 2017	F-51
Combined Statement of Operations – September 30, 2018	F-52
Combined Statement of Operations – September 30, 2017	F-53

WHOLESALE EXPRESS, LLC Index to Report September 30, 2018
Independant Accountant's Rewiew Report	F-56 to F-57
Balance Sheets	F-58
Statements of Income and Member's Equity	F-59
Statements of Cash Flows	F-60
Notes to the Financial Statements	F-61 to F-65

Unaudited Pro Forma Condensed Combined Financial Statements
Pro Forma Condensed Combined Balance Sheet	PF-3
Pro Forma Condensed Combined Statement of Operations for the Nine-Months Ended September 30, 2018	PF-4
Pro Forma Condensed Combined Statement of Operations for the Year Ended December, 2017	PF-5
Notes to Unaudited Pro Forma Condensed Combined Financial Statements	PF-6 to PF-8

WHOLESALE, INC.

COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2017, 2016, AND 2015

WHOLESALE, INC.

INDEX TO REPORT

DECEMBER 31, 2017, 2016 AND 2015

PAGE
INDEPENDENT AUDITOR’S REPORT	F-4 to F-5
COMBINED BALANCE SHEETS	F-6
COMBINED STATEMENTS OF INCOME	F-7
COMBINED STATEMENTS OF STOCKHOLDER’S EQUITY	F-8
COMBINED STATEMENTS OF CASH FLOWS	F-9
NOTES TO THE COMBINED FINANCIAL STATEMENTS	F-10 to F-19

INDEPENDENT AUDITOR’S REPORT

To the Stockholder
Wholesale, Inc.

Mt. Juliet, Tennessee

Report on the Combined Financial Statements

We have audited the accompanying combined financial statements of Wholesale, Inc. which comprise the combined balance sheets as of December 31, 2017, 2016, and 2015 and the related combined statements of income, stockholder’s equity, and cash flows for the years then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1200 Market Street, Chattanooga, TN 37402 | T 423.756.7771 | F 423.265.8125

A N INDEPENDENT MEMBER O F THE B D O ALLIANCE USA

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Wholesale, Inc. as of December 31, 2017, 2016, and 2015 and the results of its operations and its cash flows for the years then ended, in accordance with accounting principles generally accepted in the United States of America.

Chattanooga, Tennessee

October 22, 2018

WHOLESALE, INC.
COMBINED BALANCE SHEETS
DECEMBER 31, 2017, 2016, AND 2015

 ASSETS

	2017	2016	2015
CURRENT ASSETS
Cash and Cash Equivalents	$3,461,002	$2,971,534	$2,446,206
Accounts Receivables	2,162,214	896,297	1,654,483
Vehicle Inventory, Net of Valuation Allowance.	47,253,754	35,246,213	36,073,107
Other Receivables	535,091	6,782	-
Prepaid Expenses	214,578	36,391	138,024
Restricted Investments	711,221	4,036,345	3,142,033
Other Investments	261,925	30,336	22,871
Total Current Assets	54,599,785	43,223,898	43,476,724

OTHER ASSETS
Property and Equipment, net	2,886,693	1,435,822	1,129,077
Other Intangible Assets, net	-	-	1,520
Due from Related Party	-	70,000	-
Due from Stockholder	3,621,422	438,204	421,627
Total Other Assets	6,508,115	1,944,026	1,552,224
TOTAL ASSETS	$61,107,900	$45,167,924	$45,028,948

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Checks Drawn in Excess of Available Bank Balance	$3,711,995	$2,083,506	$572,453
Note Payable- Floorplan	47,797,323	34,737,437	37,855,273
Accounts Payable	1,094,279	644,945	654,816
Due to Related Party	215,000	-	-
Accrued Expenses and Liabilities	3,137,376	2,590,887	2,235,759
Deferred Revenue	100,000	-	-
Income Tax Payable	230,831	57,291	8,000
Total Current Liabilities	56,286,804	40,114,066	41,326,301

LONG-TERM LIABILITIES
Deferred Tax Liability	18,000	74,000	2,500
Total Long-Term Liabilities	18,000	74,000	2,500
TOTAL LIABILITIES	56,304,804	40,188,066	41,328,801

STOCKHOLDER'S EQUITY
Common Stock- $1 Par Value 1,000 Shares Authorized, Issued, and Outstanding	1,000	1,000	1,000
Retained Earnings	4,802,096	4,978,858	3,699,147
Total Stockholder's Equity	4,803,096	4,979,858	3,700,147
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$61,107,900	$45,167,924	$45,028,948
The accompanying notes are an integral part of the combined financial statements

WHOLESALE, INC.
COMBINED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

	2017	2016	2015
REVENUES
Wholesale Vehicles	$503,860,499	$360,693,489	$258,030,116
Retail Vehicles	87,113,151	88,254,010	84,495,314
Other Sales and Revenues	10,101,992	11,216,182	11,314,076
Total Revenues	601,075,642	460,163,681	353,839,506

EXPENSES
Cost of Sales	580,244,867	442,253,508	336,010,862
Selling, General, and Administrative	17,357,156	14,837,403	14,839,594
Depreciation and Amortization	250,458	355,379	379,084
Total Expenses	597,852,481	457,446,290	351,229,540

OPERATING INCOME	3,223,161	2,717,391	2,609,966

Interest Expense	1,941,106	1,235,857	1,017,533
Investment Income (loss)	119,688	661,777	(326,790)

INCOME BEFORE TAXES	1,401,743	2,143,311	1,265,643
Provision for Income Taxes	48,500	188,600	80,300
NET INCOME	$1,353,243	$1,954,711	$1,185,343

The accompanying notes are an integral part of the combined financial statements.

WHOLESALE, INC.
COMBINED STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

	Common Stock		Retained Earnings	Total
	Shares	Amount
BALANCE - December 31, 2014	1,000	$1,000	$4,253,804	$4,254,804
Net Income	-	-	1,185,343	1,185,343
Stockholder distributions	-	-	(1,740,000)	(1,740,000)
BALANCE - December 31, 2015	1,000	1,000	3,699,147	3,700,147
Net Income	-	-	1,954,711	1,954,711
Stockholder distributions	-	-	(675,000)	(675,000)
BALANCE - December 31, 2016	1,000	1,000	4,978,858	4,979,858
Net Income	-	-	1,353,243	1,353,243
Stockholder distributions	-	-	(1,560,005)	(1,530,005)
BALANCE - December 31, 2017	1,000	$1,000	$4,802,096	$4,803,096

The accompanying notes are an integral part of the combined financial statements.

WHOLESALE, INC.
COMBINED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015

	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,353,243	$1,954,711	$1,185,343
Adjustments to Reconcile Net Income to Net Cash from Operating Activities
Depreciation and Amortization	250,458	355,384	379,084
Realized and Unrealized Loss (gain) on Investments	(89,312)	(572,333)	419,476
Loss on Disposal of Property and Equipment	227,928	-	89,972
Provision for Deferred Income Taxes	(56,000)	71,500	(19,700)
Reinvested Interest and Dividend Income, net	(30,158)	(89,444)	(85,951)
Changes in Assets and Liabilities:
Accounts Receivable	(1,265,917)	758,186	631,932
Vehicle Inventory	(12,007,541)	826,894	(11,302,694)
Other Receivables	(528,309)	(6,782)	-
Prepaid Expenses	(178,187)	101,632	(127,847)
Note Payable - Floorplan	13,059,886	(3,117,836)	13,093,126
Accounts Payable	449,334	(9,871)	149,390
Accrued Expenses and Liabilities	546,489	355,128	(142,134)
Deferred Revenue	100,000	-	-
Income Tax Payable	173,540	49,291	-
Net Cash From Operating Activities	2,005,454	676,460	4,269,997

CASH FLOWS FROM INVESTING ACTIVITIES
Due from Related Party	285,000	(70,000)	-
Purchases of Property and Equipment	(1,929,257)	(660,608)	(725,322)
Proceeds from Sale of Investments	3,423,005	5,607,794	5,039,564
Purchases of Investments	(210,000)	(5,847,794)	(6,349,863)
Change in Due from Stockholder	(3,183,218)	(16,577)	7,500
Net Cash from Investing Activities	(1,614,470)	(987,185)	(2,028,121)

CASH FLOWS FROM FINANCING ACTIVITIES
Checks Drawn in Excess of Bank Balance	1,628,489	1,511,053	(728,130)
Stockholder Distributions	(1,530,005)	(675,000)	(1,740,000)
Net Cash from Financing Activities	98,484	836,053	(2,468,130)

NET CHANGE IN CASH AND CASH EQUIVALENTS	489,468	525,328	(226,254)

Cash and Cash Equivalents- Beginning of Year	2,971,534	2,446,206	2,672,460

Cash and Cash Equivalents- End of Year	$3,461,002	$2,971,534	$2,446,206

SUPPLEMENTAL DISCLOSURES
Cash Paid for Interest	$1,774,115	$1,179,632	$1,021,658
Cash Paid for Income Taxes	$104,500	$183,357	$481,000

The accompanying notes are an integral part of the combined financial statements.

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Organization

The Combined Financial Statements comprise those of Wholesale, Inc. and SRB Remarketing, LLC, collectively referred to as the “Company”.

Wholesale, Inc. was incorporated on April 24, 2003, in the state of Tennessee. SRB Remarketing, LLC was formed on May 4, 2016 as a Tennessee limited liability company.

Description of Business

The Company is engaged in the retail and wholesale sales of motor vehicles. The Company operates a retail location in Madison, Tennessee, and a combined retail and wholesale location in Mt. Juliet, Tennessee.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents and Contingent Risk Regarding Cash Balances

The Company considers cash in the bank and all highly liquid investments with an original maturity of three months or less to be cash. Under our cash management system, outstanding checks that are in excess of the cash balances at certain banks are included under current liabilities in the combined balance sheets and changes in these amounts are reflected in operating cash flows in the accompanying combined statements of cash flows. The Company considers contracts in transit to be cash equivalents as the contracts are normally purchased by a financial institution for face value within a few business days.

Accounts Receivable

Accounts receivable consist primarily of amounts due from customers, third-party finance companies and related parties. Management considers receivables outstanding for ninety days to be delinquent and believes it maintains an adequate allowance for any uncollectable amounts. Interest is not charged on accounts considered delinquent. In management’s opinion, an allowance for doubtful accounts was not considered necessary at December 31, 2017, 2016, and 2015.

Vehicle Inventory

Vehicle inventory consists of used vehicles, primarily acquired at auction. Direct and indirect vehicle reconditioning costs including parts and labor, inbound transportation costs and other incremental costs are capitalized as a component of inventory. Inventory is stated at the lower of cost or net realizable value. Vehicle inventory cost is determined by specific identification. Net realizable value is the estimated selling price less costs to complete, dispose and transport the vehicles. Selling prices are derived from historical data and trends, such as sales price and inventory turn times of similar vehicles, as well as independent, market resources. Each reporting period the Company recognizes any necessary adjustments to reflect vehicle inventory at the lower of cost or net realizable value through cost of sales in the accompanying combined income statements.

(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment

Property and equipment consist of land, buildings and improvements, transportation fleet equipment, software and furniture, fixtures and equipment and is stated at cost less accumulated depreciation and amortization. Repairs and maintenance costs that extend the life or utility of an asset are also capitalized. Ordinary repairs and maintenance are charged to expense as incurred. Costs incurred during construction are capitalized as construction in progress and reclassified to the appropriate fixed asset categories when the project is completed.:

Depreciation and amortization are computed using the straight-line method over the lesser of the remaining lease term or the following estimated useful lives:

Furniture, fixtures, and equipment   3-7 years
Leasehold improvements                  5-15 years
Software                                           3 years
Vehicles                                            3 years

Shipping and Handling Costs

The Company is charged shipping costs on each vehicle delivered to the dealership. These costs are expensed in cost of sales.

Advertising and Promotion Costs

The Company expenses advertising costs in the period incurred. Advertising expense for continuous operations amounted to $561,842, $404,037, $974,011 for the years ended December 31, 2017, 2016, and 2015, respectively, and is classified as selling, general and administration expense in the accompanying combined statements of income.

Investments

The Company’s investments in marketable securities are classified as available for-sale. The Company has elected the fair value option. Thus, investments are recorded at fair value on the balance sheet as current assets, with the change in fair value during the period included in earnings.

(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

Income taxes are reported in accordance with Financial Standards Accounting Board (FASB) Accounting Standards Codification (ASC) Topic 740, Income Taxes. This statement requires the establishment of deferred tax accounts for all temporary differences between the book and tax basis of assets and liabilities. In addition, deferred tax accounts must be adjusted to reflect new rates if enacted into law.

Effective January 1, 2010, the Company elected S corporation status. Earnings and losses after that date are included in the personal income tax returns of the stockholder and taxed at the individual level. Accordingly, the Company will not incur additional federal income tax obligations from current operations, and future financial statements will not include a provision for federal income taxes on current operations. The Company remains subject to State of Tennessee excise tax on profits at a rate of 6.5%.

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between depreciation and unrealized gains or losses for financial and income tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled.

Revenue Recognition

The Company records revenue when vehicles are delivered to customers. Conditions for completing a sale include having an agreement with the customer, including pricing, and the sales price must be reasonably expected to be collected.

The Company arranges financing for customers through various financial institutions and receives a commission from the financial institution either in a flat fee amount or in an amount equal to the difference between the interest rates charged to customers over the predetermined interest rates set by the financial institution.

The Company also receives commissions from the sale of various insurance contracts to customers. The Company may be assessed a chargeback fee in the event of early cancellation of a loan or insurance contract by the customer.

Interest Expense

The Company recognizes interest expense at the earlier of when incurred or when paid, with certain exceptions.

(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable consists of the following as of December 31:
	2017	2016	2015
Trade	$1,588,800	$591,139	$1,383,733
Finance	234,690	202,547	155,775
Employees	338,724	102,611	114,975
	$2,162,214	$896,297	$1,654,483

NOTE 4 – INVENTORY

Inventory consists of the following at December 31:
	2017	2016	2015
Used vehicles	$48,446,419	$35,890,349	$36,718,941
Parts and other	44,335	5,865	4,166
	48,490,754	35,896,213	36,723,107
Used vehicle valuation allowance	(1,237,000)	(650,000)	(650,000)
	$47,253,754	$35,246,213	$36,073,107

NOTE 5 – PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following major classifications as of December 31:

	2017	2016	2015
Furniture, fixtures, and equipment	$876,010	$1,547,630	$1,315,256
Leasehold improvements	3,103,861	1,929,334	1,528,484
Software	209,852	-	-
Vehicles	57,362	54,326	54,326
Accumulated depreciation	(1,360,392)	(2,095,468)	(1,767,469)
	$2,886,693	$1,435,822	$1,130,597

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 6 – NOTE PAYABLE – FLOORPLAN

The Company has a floor plan arrangement with a third party to finance its used vehicle inventory, which is secured by substantially all of its assets and is renewed on an annual basis. The note includes a personal guarantee of payment by the stockholder and another related party. The note had a maximum availability of $70,000,000 at December 31, 2017 and $55,000,000 at December 31, 2016 and $38,000,000 and December 31, 2015, and bears interest at a rate per annum equal to one-month LIBOR plus 3.25%

In accordance with terms of its floorplan agreement, the Company has pledged certain investments in marketable securities as collateral for the note. Investments pledged as collateral totaled $711,221, $4,036,345, and $3,142,033 at December 31, 2017, 2016, and 2015, respectively, and are classified as restricted investments on the accompanying combined balance sheet.

NOTE 7 – INVESTMENTS

Investments held by the Company include debt and equity securities and money market funds. In accordance with ASC Topic 320, Investments-Debt and Equity Securities, these securities are classified as available-for-sale and are reported at their fair values as determined by the market price listed by the appropriate trading exchange on the last day of the year.

Cost and fair value of investments at December 31, 2017, are as follows:

Restricted investments:	Fair Market Value	Cost	Unrealized Gain	Unrealized Loss
Money market funds	$51,638	$51,638	$-	$-
Corporate bonds	453,282	466,491	-	(13,209)
Equities	206,301	184,432	21,869	-
Total	711,221	702,561	21,869	(13,209)
Other investments:
Money market funds	91,453	91,453	-	-
Equities	148,302	132,797	15,505	-
Exchange traded funds	22,170	19,943	2,227	-
Total	261,925	244,193	17,732	-
	$973,146	$946,754	$39,601	$(13,209)

(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 7 – INVESTMENTS (Continued)

Cost and fair value of investments at December 31, 2016, are as follows:

Restricted investments:	Fair Market Value	Cost	Unrealized Gain	Unrealized Loss
Money market funds	$3,078,911	$3,078,911	$-	$-
Corporate bonds	537,180	565,291	-	(28,111)
Equities	420,254	394,695	25,559	-
Total	4,036,345	4,038,897	25,559	(28,111)
Other investments:
Money market funds	620	620	-	-
Equities	29,716	30,773	-	(1,057)
Total	30,336	31,393	-	(1,057)
	$4,066,681	$4,070,290	$25,559	$(29,168)

Cost and fair value of investments at December 31, 2015, are as follows:

Restricted investments:	Fair Market Value	Cost	Unrealized Gain	Unrealized Loss
Money market funds	$81,104	$81,104	$-	$-
Corporate bonds	858,081	1,029,256	-	(171,175)
Equities	2,202,848	2,554,918	-	(352,070)
Total	3,142,033	3,665,278	-	(523,245)
Other investments:
Money market funds	878	878	-	-
Equities	21,993	29,849	-	(7,856)
Total	22,871	30,727		(7,856)
	$3,164,904	$3,696,005	$-	$(531,101)

Contractual maturities of available-for-sale debt securities as of December 31:

	2017	2016	2015
Due in one year or less	$-	$-	$-
Due in 1-2 years	-	-	-
Due in 2-5 years	-	-	-
Due after 5 years	453,283	537,180	858,081
Total investments in debt securities	$453,283	$537,180	$858,081

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 8 – FAIR VALUE MEASUREMENTS

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in an orderly transaction between unaffiliated market participants at the measurement date.

Assets and liabilities measured at fair value are categorized based on whether the inputs are observable in the market and the degree that the inputs are observable. The categorization of financial instruments within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement. The hierarchy is prioritized into three levels (with Level 3 being the lowest) defined as follows:

●
Level 1: Quoted prices in active markets for identical assets or liabilities that the entity has the ability to access.

●
Level 2: Observable inputs other than prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated with observable market data.

●
Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets and liabilities. This includes certain pricing models, discounted cash flow methodologies, and similar techniques that use significant unobservable inputs.

The carrying amounts reported for financial instruments approximate their fair values.

		Fair Value Measurements Using:
	2017	(Level 1)	(Level 2)
Money market funds	$143,091	$143,091	$-
Corporate bonds	453,282	-	453,282
Equities	354,603	354,603	-
Exchange traded funds	22,170	22,170	-
Total investments	$973,146	$519,864	$453,282

	2016	(Level 1)	(Level 2)
Money market funds	$3,079,531	$3,079,531	$-
Corporate bonds	537,180	-	537,180
Equities	449,970	449,970	-
Total investments	$4,066,681	$3,529,501	$537,180
(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 8 – FAIR VALUE MEASUREMENTS (Continued)

	2015	(Level 1)	(Level 2)
Money market funds	$81,982	$81,982	$-
Corporate bonds	858,081	-	858,081
Equities	2,224,841	2,224,841	-
Total investments	$3,164,904	$2,306,823	$858,081

NOTE 9 –INCOME TAXES

The state income tax provision consists of the following as of December 31:

	2017	2016	2015
Current tax expense	$104,500	$117,100	$100,000
Deferred tax expense (benefit)	(56,000)	71,500	(19,700)
Total provision for income taxes	$48,500	$188,600	$80,300

Net deferred income taxes on the balance sheet include the following amounts of deferred income tax assets and liabilities as of December 31:

	2017	2016	2015
Deferred tax assets	$-	$-	$34,000
Deferred tax liabilities	(18,000)	(74,000)	(36,500)
Net	$(18,000)	$(74,000)	$(2,500)

Deferred income taxes are provided for the temporary differences between the financial reporting basis and tax basis of the Company’s assets and liabilities. The deferred income tax liabilities result from the use of accelerated methods of depreciation of property and equipment for income tax purposes and from unrelated gains on marketable securities. The deferred income tax assets result primarily from unrealized losses on marketable securities.

NOTE 10 – UNCERTAIN TAX POSITIONS

The Company follows the guidance of FASB ASC Topic 740-10, Income Taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In addition, it provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.

(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 10 – UNCERTAIN TAX POSITIONS (Continued)

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company’s evaluation was performed for the tax years ended December 31, 2014 through December 31, 2017, for U.S. federal income tax, and for the state of Tennessee, the years which remain subject to examination as of December 31, 2017.

NOTE 11 – RELATED PARTY TRANSACTIONS

The Company leases its administrative offices and retail facilities on a month-to-month basis from the sole stockholder of the Company for approximately $54,000 per month. Total rent paid to the stockholder was $648,000, $602,000, and $372,000, for the years ended December 31, 2017, 2016, and 2015, respectively.

These advances are included on the balance sheet at December 31, 2017 as due from stockholder. Amounts due from stockholder represent unreimbursed personal expenses paid by the Company on behalf of the stockholder. This receivable is due on demand and interest is not charged. The amount due from the stockholder totaled $3,621,422, $438,204, and $421,627 as of December 31, 2017, 2016, and 2015, respectively.

In the normal course of operations, the Company utilizes transportation services of Wholesale Express, LLC (“Express”), a related party through common ownership. Freight purchases from Express totaled $583,954 and $559,641 as of December 31, 2017 and 2016, respectively. In addition, in 2016, the Company made advances totaling $70,000 to Express, primarily to accommodate expansion and other financing needs of the related entity. As of December 31, 2017, the Company had a due to Express for $215,000.

NOTE 12 – RISKS AND UNCERTAINTIES

The Company has investments in various marketable securities. Investment securities, in general, are exposed to various risks, such as interest rate, credit, and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term and those changes could materially affect the fair market value of the marketable securities reported in the balance sheet.

NOTE 13 – CONCENTRATIONS

The Company is dependent on a third-party provider of wholesale auto auctions. The Company is dependent on their ability to provide services on a timely basis and at favorable pricing terms. The loss of this principal provider or a significant reduction in service availability could have a material adverse effect on the Company. The Company believes that its relationship with this provider is satisfactory.

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2017, 2016, AND 2015

NOTE 14 – COMMITMENTS AND CONTINGENCIES

The Company is subject to various claims that arise in the normal course of business. Management believes that any liability it may incur would not have a material adverse effect on its financial condition or its results of operations.

NOTE 15 – RECLASSIFICATIONS

Certain prior year items have been reclassified in order to improve comparability with current year amounts. These reclassifications have no effect on previously reported net income.

NOTE 16 – SUBSEQUENT EVENTS

Management has evaluated events and transactions subsequent to December 31, 2017 through the date of the independent auditor’s report (the date the financial statements were available to be issued) for potential recognition or disclosure in the combined financial statements. Other than the matter identified below, management has not identified any items requiring recognition or disclosure.

In August 2018 management signed a letter of intent to sell the equity interest of the Company and is currently negotiating a final agreement.

WHOLESALE EXPRESS, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2017 AND 2016

WHOLESALE EXPRESS, LLC

INDEX TO REPORT

DECEMBER 31, 2017 AND 2016

PAGE
INDEPENDENT AUDITOR'S REPORT	F-22 to F-23
BALANCE SHEETS	F-24
STATEMENTS OF INCOME AND MEMBER'S EQUITY	F-25
STATEMENTS OF CASH FLOWS	F-26
NOTES TO THE FINANCIAL STATEMENTS	F-27 to F-31

INDEPENDENT AUDITOR’S REPORT

To the Member
Wholesale Express, LLC
Mount Juliet, Tennessee

Report on the Financial Statements

We have audited the accompanying financial statements of Wholesale Express, LLC, which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of income and member’s equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1200 Market Street, Chattanooga, TN 37402 | T 423.756.7771 | F 423.265.8125
A N INDEPENDENT MEMBER O F THE B D O ALLIANCE USA

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wholesale Express, LLC as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Chattanooga, Tennessee

October 23, 2018

WHOLESALE EXPRESS, LLC
BALANCE SHEETS
DECEMBER 31, 2017 AND 2016

ASSETS

	2017	2016
CURRENT ASSETS
Accounts receivable, net of allowance	$1,817,382	$967,313
Accounts receivable - related party	15,284	27,111
Prepaid expenses	79,729	33,640
Total current assets	1,912,395	1,028,064
PROPERTY AND EQUIPMENT
Leasehold improvements	24,396	-
Accumulated depreciation	(953)	-
Cost less accumulated amortization	23,443	-
OTHER ASSETS
Due from related party	215,000	-
TOTAL ASSETS	$2,150,838	$1,028,064
LIABILITIES AND MEMBER'S EQUITY
CURRENT LIABILITIES
Checks drawn in excess of available bank balance	$105,828	$127,234
Accounts payable	577,075	308,984
Due to related party	-	70,000
Accrued state taxes	21,300	1,300
Deferred tax	79,000	34,000
Total current liabilities	783,203	541,518
MEMBER'S EQUITY	1,367,635	486,546
TOTAL LIABILITIES AND MEMBER'S EQUITY	$2,150,838	$1,028,064

The accompanying notes are an integral part of these financial statements.

WHOLESALE EXPRESS, LLC
STATEMENTS OF INCOME AND MEMBER'S EQUITY
YEARS ENDED DECEMBER 31, 2017 AND 2016

	2017	2016
REVENUES	$19,153,124	$10,132,367
COST OF REVENUES	15,402,561	8,224,396
Gross profit	3,750,563	1,907,971
SELLING, GENERAL, AND ADMINISTRATIVE EXPENSE	2,807,901	1,376,781
OPERATING INCOME	942,662	531,190
INCOME TAX EXPENSE
Current income taxes	16,573	-
Deferred tax expense	45,000	34,000
Total income tax expense	61,573	34,000
NET INCOME	881,089	497,190
Member's equity (deficit) - beginning of year	486,546	(10,644)
Member's equity - end of year	$1,367,635	$486,546

The accompanying notes are an integral part of these financial statements.

WHOLESALE EXPRESS, LLC
STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2017 AND 2016

	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$881,089	$497,190
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	953	-
Provision for deferred income taxes	45,000	34,000
Changes in current assets and liabilities:
Accounts receivable	(838,242)	(994,424)
Prepaid expenses	(46,089)	(33,640)
Due from related party	(215,000)	-
Due to related party	(70,000)	(30,000)
Accrued taxes	20,000	1,300
Accounts payable	268,091	305,331
Net cash from operating activities	45,802	(220,243)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(24,396)	-
Net cash from investing activities	(24,396)	-
CASH FLOWS FROM FINANCING ACTIVITIES
Checks drawn in excess of bank balance	(21,406)	127,234
Net cash from financing activities	(21,406)	127,234
NET CHANGE IN CASH	-	(93,009)
Cash - beginning of year	-	93,009
Cash - end of year	$-	$-

The accompanying notes are an integral part of these financial statements.

WHOLESALE EXPRESS, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017 AND 2016

NOTE 1 – NATURE OF OPERATIONS

Wholesale Express, LLC, (the Company) is a Tennessee based limited liability company headquartered in Mt. Juliet, Tennessee. The Company is a nationwide high volume automotive transport company and is engaged in domestic freight brokerage.

The Company shares common ownership as their related company Wholesale Inc. Wholesale Inc. is a used car retailer and wholesaler based in Mt. Juliet, Tennessee.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Principles

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Financial Accounting Standards Board has established the Accounting Standards Codification as the sole source of authoritative GAAP.

Cash

The Company considers cash in the bank and all highly liquid investments with an original maturity of three months or less to be cash. The Company maintains an account with a financial institution which may exceed federally insured amounts at times.

Accounts Receivable

Accounts receivable includes certain amounts due from customers and Wholesale Inc. Management believes the Company maintains an adequate allowance for uncollectible accounts. As of December 31, 2017 and 2016, the allowance for doubtful accounts was $64,000 and $35,000, respectively.

Management considers all trade receivables ninety days past due as delinquent. Interest is not charged on accounts considered delinquent.

Property and Equipment

Property and equipment consist of leasehold improvements that are stated at cost. Expenditures for repairs and maintenance are charged to expense as incurred. Upon sale or other retirement of depreciable property, the cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations. Depreciation is provided using the straight-line method over the estimated useful lives of the depreciable assets. Depreciation expense totaled $953 for the year ended December 31, 2017. There were no assets placed into service before 2017 and therefore no accompanying depreciation expense. The estimated useful life of the leasehold improvements is 15 years.

WHOLESALE EXPRESS, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017 AND 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition

The Company is primarily a non-asset based carrier and as such owns no transportation assets. Revenue is derived from the purchase of transportation services from direct (asset-based) carriers and resale of those services to customers as an indirect carrier. Revenues related to shipments are recognized based on the terms in the contract of carriage, primarily when goods reach their destination.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company, with the consent of its member, has elected to be taxed as a pass through entity under the provisions of the Internal Revenue Code. The member is personally liable for their proportionate share of the Company’s federal taxable income. Therefore, no provision for federal income taxes is reflected in these financial statements. The Company is a taxable entity for state purposes.

Uncertain Tax Positions

The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the positions will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50% likely of being realized upon settlement with the applicable taxing authority. As of December 31, 2017, the Company has not recognized liabilities for uncertain tax positions or associated interest and penalties. The Company’s evaluation was performed for the tax years ended December 31, 2016 through December 31, 2017, for U.S. federal income tax, and for the State of Tennessee, the years which remain subject to examination as of December 31, 2017.

Advertising

Advertising costs are charged to operations when incurred. Advertising expense totaled $12,665 and $2,918 for the years ended December 31, 2017 and 2016, respectively.

WHOLESALE EXPRESS, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017 AND 2016

NOTE 3 – OPERATING LEASES

The Company leases facilities in Arizona and Michigan under noncancelable operating leases which expire at various dates through August 31, 2021. The leases generally require the Company to pay taxes, maintenance, and insurance. Management expects that in the normal course of business, leases that expire will be renewed or replaced by other leases. The Company also rents a facility in Tennessee from Wholesale Inc. on a month to month basis. Rent expense for the years ended December 31, 2017 and 2016 was $74,417 and $43,560. Future monthly rentals under the property leases are as follows:

Year Ending December 31,	Amount
2018	$115,966
2019	127,595
2020	123,362
2021	34,800
$401,723

NOTE 4 – RELATED PARTY TRANSACTIONS

Transactions and outstanding balances with Wholesale Inc. which is under common control as of December 31:

	2017	2016
Due to	$-	$70,000
Due from	215,000	-
Accounts receivable	15,284	27,112
Accounts payable	34,756	42,099
Sales	538,954	559,641
Reimbursements	97,263	110,410
Expenses	276,241	271,406

NOTE 5 – INCOME TAXES

The state income tax provision for the year ended December 31, 2017, is as follows:

	2017	2016
Current tax expense	$16,573	$-
Deferred tax expense	45,000	34,000
Total provision for income taxes	$61,573	$34,000

Net deferred income taxes on the balance sheet as of December 31, 2017, include the following amounts of deferred income tax assets and liabilities:

	2017	2016
Deferred tax assets	$-	$13,000
Deferred tax liabilities	(79,000)	(47,000)
Net	$(79,000)	$(34,000)

WHOLESALE EXPRESS, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017 AND 2016

NOTE 5 – INCOME TAXES (Continued)

Deferred income taxes are provided for the temporary differences between the financial reporting basis and tax basis of the Company’s assets and liabilities. The deferred income tax assets and liabilities results from the use of accelerated methods of depreciation of property and equipment, the use of cash basis reporting for income tax purposes and net operating loss carryforwards.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

During the normal course of its operations, the Company from time to time becomes involved in various legal actions. Management is of the opinion that as of December 31, 2017 and 2016, there were no existing or pending legal actions which will have a material effect on the financial condition of the Company.

NOTE 7 – CREATION OF WHOLESALE EXPRESS, LLC

The Company was previously a division of Wholesale Inc. As of January 1, 2016, a separate company was created and business operations began. The opening balance sheets are summarized as follows:

Cash	$93,009
Total current assets	93,009
Total assets	$93,009

Accounts payable	$3,652
Advance from Wholesale Inc.	100,000
Total current liabilities	103,652
Member’s deficit	(10,643)
Total liabilities and members’ deficit	$93,009

NOTE 8 – NEW ACCOUNTING PRONOUNCEMENTS

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update ("ASU") 2014-09, Revenue from Contracts with Customers (Topic 606), a new standard on revenue recognition. Further, the FASB has issued a number of additional ASU's regarding the new revenue recognition standard. The new standard, as amended, will supersede existing revenue recognition guidance and apply to all entities that enter into contracts to provide goods or services to customers. The guidance also addresses the measurement and recognition of gains and losses on the sale of certain nonfinancial assets, such as real estate, property, and equipment. The new standard will become effective for annual reporting periods beginning on or after December 15, 2018 and interim periods within that year. The standard can be adopted either retrospectively to each reporting period presented or as a cumulative effect adjustment as of the date of adoption. Early adoption of the standard is permitted, but not before annual reporting periods beginning on or after December 15, 2017. We have performed a preliminary evaluation of this standard and plan to adopt it effective January 1, 2019.

WHOLESALE EXPRESS, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2017 AND 2016

NOTE 8 – NEW ACCOUNTING PRONOUNCEMENTS (Continued)

We cannot currently estimate the impact of this change upon adoption of this standard and will continue to review the impact of this standard on potential disclosure changes in our financial statements, as well as which transition approach will be applied. Our evaluation of this standard will continue through the date of adoption.

The FASB issued ASU 2016-02, Leases (Topic 842), in February 2016. ASU 2016-02 requires the recognition by lessees of assets and liabilities that arise from all lease transactions, except for leases with a lease term of 12 months or less. The lessee accounting model under ASU 2016-02 retains two types of leases: finance leases, which are to be accounted for in substantially the same manner as the existing accounting for capital leases, and operating leases, which are to be accounted for both in the statement of activities and the statement of cash flows in a manner consistent with existing accounting for operating leases. ASU 2016-02 also requires expanded qualitative and quantitative disclosures regarding the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 applies to the Company's financial statements for the year ending December 31, 2020, with earlier implementation permitted. The Company's management has not determined the impact on its financial statements as a result of implementing ASU 2016-02.

NOTE 9 – SUBSEQUENT EVENTS

Management has evaluated events and transactions subsequent to the balance sheet date through the date of the independent auditor’s report (the date the financial statements were available to be issued) for potential recognition or disclosure in the combined financial statements. Other than the matter identified below, management has not identified any additional items requiring recognition or disclosure.

In August 2018 the management signed a letter of intent to sell the equity interest of the company and is currently negotiating a final agreement for those transactions.

WHOLESALE, INC.

COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

WHOLESALE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(See Independent Accountant's Review Report)

INDEPENDENT ACCOUNTANT'S REVIEW REPORT

To the Stockholder
Wholesale, Inc.
Mt. Juliet, Tennessee

We have reviewed the accompanying combined financial statements of Wholesale, Inc., which comprise the combined balance sheets as of September 30, 2018, and the related combined statements of operations, stockholders' equity, and cash flows for the nine month period then ended, and the related notes to the financial statements. A review includes primarily applying analytical procedures to management's financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Accountant's Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountant's Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying September 30, 2018 financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Other Matter - Balance Sheet at December 31, 2017

The December 31, 2017 balance sheet was audited by us, and we expressed an unmodified opinion on it in our report dated October 22, 2018. We have not performed any auditing procedures since that date.

Other Matter - Statements for the period ended September 30, 2017

The September 30, 2017 financial statements were reviewed by us. Based on our review, we are not aware of any material modifications that should be made to the accompanying September 30, 2017 financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Report on Supplementary Information

The accompanying combining schedules are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information is the responsibility of management and was derived from, and relates directly to, underlying accounting and other records used to prepare the financial statements. The supplementary information has been subjected to the review procedures applied in our review of the basic financial statements. We are not aware of any material modifications that should be made to the supplementary information. We have not audited the supplementary information and do not express an opinion on such information.

Chattanooga, Tennessee
January 10, 2019

WHOLESALE, INC.
COMBINED BALANCE SHEETS
SEPTEMBER 30, 2018 AND DECEMBER 31, 2017
(See Independent Accountant's Review Report)

ASSETS

CURRENT ASSETS	(Reviewed) As of September 30, 2018	(Audited) As of December 31, 2017
Cash and cash equivalents	$2,497,659	3,461,002
Accounts receivables	4,051,862	2,162,214
Vehicle inventory, net of valuation allowance	58,932,938	47,253,754
Other receivables	461,858	535,091
Prepaid expense	310,267	214,578
Investments	880,091	973,146
Total current assets	67,134,675	54,599,785
OTHER ASSETS
Property and equipment, net	2,779,022	2,886,693
Due from stockholder	-	3,621,422
Total other assets	2,779,022	6,508,115
TOTAL ASSETS	$69,913,697	$61,107,900
LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Checks drawn in excess of available bank balance	$3,074,292	3,711,995
Note payable - floorplan	56,367,075	47,797,323
Accounts payable	3,740,747	1,094,279
Due to related party	720,000	215,000
Accrued expenses and liabilities	3,600,604	3,137,376
Deferred revenue	100,000	100,000
Income tax payable	379,502	230,831
Total current liabilities	67,982,220	56,286,804
LONG-TERM LIABILITIES
Deferred tax liability	46,000	18,000
Total long-term liabilities	46,000	18,000
TOTAL LIABILITIES	68,028,220	56,304,804
STOCKHOLDER'S EQUITY
Common stock - $1 par value, 1,000 shares authorized, issued and outstanding	1,000	1,000
Retained earnings	1,884,477	4,802,096
Total stockholder's equity	1,885,477	4,803,096
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$69,913,697	$61,107,900

The accompanying notes are an integral part of the combined financial statements.

WHOLESALE, INC.
COMBINED STATEMENTS OF OPERATIONS
NINE MONTH PERIODS ENDED SEPTEMBER 30, 2018 AND 2017
(See Independent Accountant's Review Report)

	2018	2017
REVENUES
Wholesale vehicles	$424,245,853	$392,995,166
Retail vehicles	65,703,165	65,580,843
Other sales and revenues	7,108,132	7,922,926
Total revenues	497,057,150	466,498,935
EXPENSES
Cost of sales	480,221,497	450,810,483
Selling, general and administrative	13,825,952	12,759,977
Depreciation and amortization	244,312	178,175
Total expenses	494,291,761	463,748,635
OPERATING INCOME	2,765,389	2,750,300
Interest expense	(2,030,693)	(1,398,468)
Investment income	125,312	36,241
INCOME BEFORE TAXES	860,008	1,388,073
Provision for income taxes	86,000	48,500
NET INCOME	$774,008	$1,339,573

The accompanying notes are an integral part of the combined financial statements.

WHOLESALE, INC.
COMBINED STATEMENTS OF STOCKHOLDER'S EQUITY
NINE MONTH PERIOD ENDED SEPTEMBER 30, 2018
(See Independent Accountant's Review Report)

	Common Stock Shares Amount		Retained Earnings	Total
BALANCE - December 31, 2017	1,000	$1,000	4,802,096	$4,803,096

Net income	-	-	774,008	774,008

Stockholder distributions	-	-	(3,691,627)	(3,691,627)

BALANCE - September 30, 2018	1,000	$1,000	$1,884,477	$1,885,477

WHOLESALE, INC.
COMBINED STATEMENTS OF CASH FLOWS
NINE MONTH PERIODS ENDED SEPTEMBER 30, 2018 AND 2017
(See Independent Accountant's Review Report)

	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$774,008	$1,339,573
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	244,312	178,175
Realized and unrealized loss (gain) on investments	(97,362)	(34,554)
Loss on disposal of property and equipment		227,928
Provision for deferred income taxes	28,000	(56,000)
Reinvested interest and dividend income, net	(27,962)	(22,919)
Changes in assets and liabilities:
Accounts receivable	(1,889,648)	(1,563,227)
Vehicle inventory	(11,679,184)	(13,102,752)
Other receivables	73,233	(10,562)
Prepaid expenses	(95,689)	(152,380)
Note payable - floorplan	8,569,752	14,553,751
Accounts payable	2,646,468	396,798
Accrued expenses and liabilities	463,228	933,746
Deferred revenue		100,000
Income tax payable	148,671	90,892
Net cash from operating activities	(842,173)	2,878,469
CASH FLOWS FROM INVESTING ACTIVITIES
Due from related party	505,000	150,000
Purchases of property and equipment	(136,641)	(1,657,484)
Proceeds from sale of investments		3,263,005
Purchases of investments	218,379
Change in due from stockholder	3,621,422	(3,236,382)
Net cash from investing activities	4,208,160	(1,480,861)
CASH FLOWS FROM FINANCING ACTIVITIES
Checks drawn in excess of bank balance	(637,703)	1,217,460
Stockholder distributions	(3,691,627)	(1,530,005)
Net cash from financing activities	(4,329,330)	(312,545)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(963,343)	1,085,063
Cash and cash equivalents - beginning of period	3,461,002	2,971,534
Cash and cash equivalents - end of period	$2,497,659	$4,056,597
SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$1,480,260	$1,454,643
Cash paid for income taxes	$58,000	$58,000

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(See Independent Accountant's Review Report)

NOTE 1— ORGANIZATION AND DESCRIPTION OF BUSINESS

Organization

The combined financial statements comprise those of Wholesale, Inc. and SRB Remarketing, LLC, collectively referred to as the "Company".

Wholesale, Inc. was incorporated on April 24, 2003, in the state of Tennessee. SRB Remarketing, LLC was formed on May 4, 2016 as a Tennessee limited liability company.

Description of Business

The Company is engaged in the retail and wholesale sales of motor vehicles. The Company operates a retail location in Madison, Tennessee, and a combined retail and wholesale location in Mt. Juliet, Tennessee.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents and Contingent Risk Regarding Cash Balances

The Company considers cash in the bank and all highly liquid investments with an original maturity of three months or less to be cash. Under our cash management system, outstanding checks that are in excess of the cash balances at certain banks are included under current liabilities in the combined balance sheets and changes in these amounts are reflected in financing cash flows in the accompanying combined statements of cash flows. The Company considers contracts in transit to be cash equivalents as the contracts are normally purchased by a financial institution for face value within a few business days.

Accounts Receivable

Accounts receivable consist primarily of amounts due from customers, third-party finance companies and related parties. Management considers receivables outstanding for ninety days to be delinquent and believes it maintains an adequate allowance for any uncollectable amounts. Interest is not charged on accounts considered delinquent. Management establishes an allowance for doubtful accounts based on historical experience and trends.

Vehicle inventory consists of used vehicles, primarily acquired at auction. Direct and indirect vehicle reconditioning costs including parts and labor, inbound transportation costs and other incremental costs are capitalized as a component of inventory. Inventory is stated at the lower of cost or net realizable value. Vehicle inventory cost is determined by specific identification. Net realizable value is the estimated selling price less costs to complete, dispose and transport the vehicles. Selling prices are derived from historical data and trends, such as sales price and inventory turn times of similar vehicles, as well as independent, market resources. Each reporting period the Company recognizes any necessary adjustments to reflect vehicle inventory at the lower of cost or net realizable value through cost of sales in the accompanying combined income statements.

Property and Equipment

Property and equipment consist of land, buildings and improvements, transportation fleet equipment, software and furniture, fixtures and equipment and is stated at cost less accumulated depreciation and amortization. Repairs and maintenance costs that extend the life or utility of an asset are also capitalized. Ordinary repairs and maintenance are charged to expense as incurred. Costs incurred during construction are capitalized as construction in progress and reclassified to the appropriate categories when the project is completed.

Depreciation and amortization are computed using the straight-line method over the lesser of the remaining lease term or the following estimated useful lives:

Furniture, fixtures, and equipment 3-7 years
Leasehold improvements  5-15 years
Software  3 years
Vehicles  3 years

Shipping and Handling Costs

The Company is charged shipping costs on each vehicle delivered to the dealership. These costs are expensed in cost of sales.

Investments

The Company's investments in marketable securities are classified as available for-sale. The Company has elected the fair value option. Thus, investments are recorded at fair value on the balance sheet as current assets, with the change in fair value during the period included in earnings.

Income Taxes

Income taxes are reported in accordance with Financial Standards Accounting Board (FASB) Accounting Standards Codification (ASC) Topic 740, Income Taxes. This statement requires the establishment of deferred tax accounts for all temporary differences between the book and tax basis of assets and liabilities. In addition, deferred tax accounts must be adjusted to reflect new rates if enacted into law.

Effective January 1, 2010, the Company elected S corporation status. Earnings and losses after that date are included in the personal income tax returns of the stockholder and taxed at the individual level. Accordingly, the Company will not incur additional federal income tax obligations from current operations, and future financial statements will not include a provision for federal income taxes on current operations. The Company remains subject to state of Tennessee excise tax on profits at a rate of 6.5%.

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between depreciation and unrealized gains or losses for financial and income tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled.

Revenue Recognition

The Company records revenue when vehicles are delivered to customers. Conditions for completing a sale include having an agreement with the customer, including pricing, and the sales price must be reasonably expected to be collected.

The Company arranges financing for customers through various financial institutions and receives a commission from the financial institution either in a flat fee amount or in an amount equal to the difference between the interest rates charged to customers over the predetermined interest rates set by the financial institution.

The Company also receives commissions from the sale of various insurance contracts to customers. The Company may be assessed a chargeback fee in the event of early cancellation of a loan or insurance contract by the customer.

Interest Expense

The Company recognizes interest expense at the earlier of when incurred or when paid, with certain exceptions.

Use of Estimates

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 — ACCOUNTS RECEIVABLE

Accounts receivable consists of the following as of:

	September 30, 2018	December 31, 2017
Trade	$3,842,558	$1,588,800
Finance	197,574	234,690
Employees	11,730	338,724
	$4,051,862	$2,162,214

NOTE 4 — INVENTORY

Inventory consists of the following as of:

	September 30, 2018	December 31, 2017
Used vehicles	$60,161,524	$48,446,419
Parts and other	8,414	44,335
	60,169,938	48,490,754
Used vehicle valuation allowance	(1,237,000)	(1,237,000)
	$58,932,938	$47,253,754

NOTE 5 — PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following major classifications as of:

	September 30, 2018	December 31, 2017
Furniture, fixtures, and equipment	$918,881	$876,010
Leasehold improvements	3,123,596	3,103,861
Software	284,153	209,852
Vehicles	57,362	57,362
Accumulated depreciation	(1,604,970)	(1,360,392)
	$2,779,022	$2,886,693

NOTE 6 — NOTE PAYABLE — FLOORPLAN

The Company has a floor plan arrangement with a third party to finance its used vehicle inventory, which is secured by substantially all of its assets and is renewed on an annual basis. The note includes a personal guarantee of payment by the stockholder and another related party. The note had a maximum availability of $70,000,000 at December 31, 2017 and September 30, 2018, and bears interest at a rate per annum equal to one-month LIBOR plus 3.25%

NOTE 7 — INVESTMENTS

Investments held by the Company include debt and equity securities and money market funds. In accordance with ASC Topic 320, Investments-Debt and Equity Securities, these securities are classified as available-for-sale and are reported at their fair values as determined by the market price listed by the appropriate trading exchange on the last day of the year.

Cost and fair value of investments at September 30, 2018, are as follows:

	Fair Market Value	Cost	Unrealized Gain	Unrealized Loss
Money market funds	$39,079	$39,079	$-	$-
Corporate bonds	111,563	119,267	-	(7,704)
Equities	729,449	645,847	83,602	-
Total	$880,091	$804,193	$83,602	$(7,704)
(Continued)

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(See Independent Accountant's Review Report)

	Fair Market Value	Cost	Unrealized Gain	Unrealized Loss
Restricted investments:
Money market funds	$51,638	$51,638	$-	$-
Corporate bonds	453,282	466,491	-	(13,209)
Equities	206,301	184,432	21,869	-
Total	711,221	702,561	21,869	(13,209)

Other investments:
Money market funds	91,453	91,453	-	-
Equities	148,302	132,797	15,505	-
Exchange traded funds	22,170	19,943	2,227	-
Total	261,925	244,193	17,732	-
	$973,146	$946,754	$39,601	$(13,209)

Contractual maturities of available                                                                -for-sale debt securities as of September 30, 2018:

Due in one year or less	$-
Due in 1-2 years	-
Due in 2-5 years	-
Due after 5 years	111,563
Total investments in debt securities	$111,563

NOTE 8 — FAIR VALUE MEASUREMENTS

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in an orderly transaction between unaffiliated market participants at the measurement date.

Assets and liabilities measured at fair value are categorized based on whether the inputs are observable in the market and the degree that the inputs are observable. The categorization of financial instruments within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement. The hierarchy is prioritized into three levels (with Level 3 being the lowest) defined as follows:

●
Level 1: Quoted prices in active markets for identical assets or liabilities that the entity has the ability to access.

●
Level 2: Observable inputs other than prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated with observable market data.

●
Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets and liabilities. This includes certain pricing models, discounted cash flow methodologies, and similar techniques that use significant unobservable inputs.

The carrying amounts reported for financial instruments approximate their fair values.

		Fair Value Measurements Using:
	September 30, 2018	(Level 1)	(Level 2)
Money market funds	$39,079	$39,079	$-
Corporate bonds	111,563	-	111,563
Equities	729,449	729,449	-
Total investments	$880,091	$768,528	$111,563

	December 31, 2017	(Level 1)	(Level 2)
Money market funds	$143,091	$143,091	$-
Corporate bonds	453,282	-	453,282
Equities	354,603	354,603	-
Exchange Traded Funds	22,170	22,170	-
Total investments	$973,146	$519,864	$453,282

WHOLESALE, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
SEPTEMBER 30, 2018
(See Independent Accountant's Review Report)

NOTE 9 – INCOME TAXES

The state income tax provision consists of the following as of:

	September 30, 2018	September 30, 2017

Current tax expense	$58,000	$104,500
Deferred tax expense (benefit)	28,000	(56,000)
Total provision for income taxes	$86,000	$48,500

Net deferred income taxes on the balance sheet include the following amounts of deferred income tax assets and liabilities as of:

	September 30, 2018	December 31, 2017

Deferred tax assets	$-	$-
Deferred tax liabilities	(46,000)	(18,000)
Net	$(46,000)	$(18,000)

Deferred income taxes are provided for the temporary differences between the financial reporting basis and tax basis of the Company's assets and liabilities. The deferred income tax liabilities result from the use of accelerated methods of depreciation of property and equipment for income tax purposes and from unrelated gains on marketable securities.

NOTE 10 — UNCERTAIN TAX POSITIONS

The Company follows the guidance of FASB ASC Topic 740-10, Income Taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In addition, it provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company's evaluation was performed for the tax years ended December 31, 2015 through the nine month period ended September 30, 2018, for U.S. federal income tax, and for the state of Tennessee, the years which remain subject to examination as of September 30, 2018.

NOTE 11— RELATED PARTY TRANSACTIONS

The Company leases its administrative offices and retail facilities on a month-to-month basis from the sole stockholder of the Company for approximately $54,000 per month. Total rent paid to the stockholder was $486,000, for the nine-month periods ended September 30, 2018 and 2017.

In the normal course of operations, the Company utilizes transportation services of Wholesale Express, LLC ("Express"), a related party through common ownership. Freight purchases from Express totaled $1,495,983 for the nine-month period ended September 30, 2018. As of September 30, 2018, the Company had a due to Express for $720,000.

Amounts due from stockholder represent unreimbursed personal expenses paid by the Company on behalf of the stockholder. This receivable is due on demand and interest is not charged. The amount due from the stockholder totaled $0 and $3,621,422 as of September 30, 2018 and December 31, 2017, respectively.

NOTE 12 — RISKS AND UNCERTAINTIES

The Company has investments in various marketable securities. Investment securities, in general, are exposed to various risks, such as interest rate, credit, and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur in the near term and those changes could materially affect the fair market value of the marketable securities reported in the balance sheet.

NOTE 13 — CONCENTRATIONS

The Company is dependent on a third-party provider of wholesale auto auctions. The Company is dependent on their ability to provide services on a timely basis and at favorable pricing terms. The loss of this principal provider or a significant reduction in service availability could have a material adverse effect on the Company. The Company believes that its relationship with this provider is satisfactory.

NOTE 14 — COMMITMENTS AND CONTINGENCIES

The Company is subject to various claims that arise in the normal course of business. Management believes that any liability it may incur would not have a material adverse effect on its financial condition or its results of operations.

NOTE 15 — SUBSEQUENT EVENTS

Management has evaluated events and transactions subsequent to September 30, 2018 through the date of the independent accountant's review report (the date the financial statements were available to be issued) for potential recognition or disclosure in the combined financial statements. Other than the matter identified below, management has not identified any items requiring recognition or disclosure.

In October 2018, the Company agreed to sell the remaining equity interest and merge with RumbleOn, Inc. Following the transaction in October 2018, SRB Remarketing, LLC ceased all business activities and is no longer in operation.

SUPPLEMENTARY INFORMATION

WHOLESALE, INC.
COMBINING BALANCE SHEET
SEPTEMBER 30, 2018

ASSETS

	Wholesale, Inc.	SRB Remarketing, LLC	Eliminations	Total
CURRENT ASSETS
Cash and cash equivalents	$2,470,389	$27,270	$-	$2,497,659
Receivables, net	4,080,830	-	(28,968)	4,051,862
Vehicle inventory	58,932,938	-	-	58,932,938
Other receivables	461,858	-	-	461,858
Prepaid expense	310,267	-	-	310,267
Investments	880,091	-	-	880,091
Total current assets	67,136,373	27,270	(28,968)	67,134,675

OTHER ASSETS
Property and equipment, net	2,779,022	-	-	2,779,022
Due from stockholder	-	-	-	-
Total other assets	2,779,022	-	-	2,779,022

TOTAL ASSETS	$69,915,395	$27,270	$(28,968)	$69,913,697

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Checks drawn in excess of available bank balance	$3,074,292	$-	$-	$3,074,292
Note payable - floorplan	56,367,075	-	-	56,367,075
Accounts payable	3,740,746	28,969	(28,968)	3,740,747
Due to related party	720,000	-	-	720,000
Accrued expenses and liabilities	3,600,604	-	-	3,600,604
Deferred revenue	100,000	-	-	100,000
Income tax payable	379,502	-	-	379,502
Total current liabilities	67,982,219	28,969	(28,968)	67,982,220

LONG-TERM LIABILITIES
Deferred tax liability	46,000	-	-	46,000
Total long-term liabilities	46,000	-	-	46,000

TOTAL LIABILITIES	68,028,219	28,969	(28,968)	68,028,220

STOCKHOLDER'S EQUITY
Common stock - $1 par value, 1,000 shares authorized, issued and outstanding	1,000	-	-	1,000
Retained earnings	1,886,176	(1,699)	-	1,884,477
Total stockholder's equity	1,887,176	(1,699)	-	1,885,477

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$69,915,395	$27,270	$(28,968)	$69,913,697

WHOLESALE, INC.
COMBINING BALANCE SHEET
DECEMBER 31, 2017

ASSETS
	Wholesale, Inc.	SRB Remarketing, LLC	Eliminations	Total
CURRENT ASSETS
Cash and cash equivalents	$3,383,285	$77,717	$-	$3,461,002
Receivables, net	2,239,594	20,750	(98,130)	2,162,214
Vehicle inventory	47,253,754	-	-	47,253,754
Other receivables	535,091	-	-	535,091
Prepaid expense	214,578	-	-	214,578
Restricted investments	711,221	-	-	711,221
Other investments	261,925	-	-	261,925
Total current assets	54,599,448	98,467	(98,130)	54,599,785

OTHER ASSETS
Property and equipment, net	2,886,693	-	-	2,886,693
Due from stockholder	3,621,422	-	-	3,621,422
Total other assets	6,508,115	-	-	6,508,115
TOTAL ASSETS	$61,107,563	$98,467	$(98,130)	$61,107,900

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Checks drawn in excess of available bank balance	$3,711,995	$-	$-	$3,711,995
Note payable - floorplan	47,797,323	-		47,797,323
Accounts payable	1,094,279	98,130	(98,130)	1,094,279
Due to related party	215,000	-	-	215,000
Accrued expenses and liabilities	3,137,376	-	-	3,137,376
Deferred revenue	100,000	-	-	100,000
Income tax payable	230,831	-	-	230,831
Total current liabilities	56,286,804	98,130	(98,130)	56,286,804
LONG-TERM LIABILITIES		-		-
Deferred tax liability	18,000	-	-	18,000
Total long-term liabilities	18,000	-	-	18,000

TOTAL LIABILITIES	56,304,804	98,130	(98,130)	56,304,804

STOCKHOLDER'S EQUITY
Common stock - $1 par value, 1,000 shares authorized, issued and outstanding	1,000	-	-	1,000
Retained earnings	4,801,759	-	-	4,802,096
Total stockholder's equity	4,802.759	-	-	4,803,096
TOTAL LIABILITIES ANDSTOCKHOLDER'S EQUITY	$61,107,563	$98,467	$(98,130)	$61,107,900

WHOLESALE, INC.
COMBINING STATEMENT OF OPERATIONS
NINE MONTH PERIOD ENDED SEPTEMBER 30, 2018

REVENUES	Wholesale, Inc.	SRB Remarketing, LLC	Eliminations	Total
Wholesale vehicles	$423,923,715	$3,587,611	$(3,265,473)	$424,245,853
Retail vehicles	65,703,165	-	-	65,703,165
Other sales and revenues	7,108,132	-	-	7,108,132
Total revenues	496,735,012	3,587,611	(3,265,473)	497,057,150

EXPENSES
Cost of sales	479,907,915	3,579,055	(3,265,473)	480,221,497
Selling, general and administrative	13,815,360	10,592	-	13,825,952
Depreciation and amortization	244,312	-	-	244,312
Total expenses	493,967,587	3,589,647	(3,265,473)	494,291,761

OPERATING INCOME (LOSS)	2,767,425	(2,036)	-	2,765,389
Interest expense	(2,030,693)	-	-	(2,030,693)
Investment income	125,312	-	-	125,312

INCOME (LOSS) BEFORE TAXES	862,044	(2,036)	-	860,008
Provision for income taxes	86,000	-	-	86,000

NET INCOME (LOSS)	$776,044	$(2,036)	$-	$774,008

WHOLESALE, INC.
COMBINING STATEMENT OF OPERATIONS
NINE MONTH PERIOD ENDED SEPTEMBER 30, 2017

REVENUES	Wholesale, Inc.	SRB Remarketing, LLC	Eliminations	Total
Wholesale vehicles	$392,866,681	$2,611,266	$(2,482,781)	$392,995,166
Retail vehicles	65,580,843	-	-	65,580,843
Other sales and revenues	7,922,926	-	-	7,922,926
Total revenues	466,370,450	2,611,266	(2,482,781)	466,498,935

EXPENSES		-	-
Cost of sales	450,686,788	2,606,476	(2,482,781)	450,810,483
Selling, general and administrative	12,752,609	7,368	-	12,759,977
Depreciation and amortization	178,175		-	178,175
Total expenses	463,617,572	2,613,844	(2,482,781)	463,748,635

OPERATING INCOME	2,752,878	(2,578)	-	2,750,300
Interest expense	(1,398,468)	-	-	(1,398,468)
Investment income	36,241	-	-	36,241
INCOME BEFORE TAXES	1,390,651	(2,578)	-	1,388,073
Provision for income taxes	48,500	-	-	48,500

NET INCOME	$1,342,151	$(2,578)	$-	$1,339,573

WHOLESALE EXPRESS, LLC

FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

WHOLESALE EXPRESS, LLC

INDEX TO REPORT

SEPTEMBER 30, 2018

PAGE

INDEPENDENT ACCOUNTANT’S REVIEW REPORT	F-56 to F-57

BALANCE SHEET	F-58

STATEMENT OF INCOME AND MEMBER'S EQUITY	F-59

STATEMENT OF CASH FLOWS	F-60

NOTES TO THE FINANCIAL STATEMENTS	F-61 to F-65

INDEPENDENT ACCOUNTANT’S REVIEW REPORT

To the Member
Wholesale Express, LLC
Mount Juliet, Tennessee

We have reviewed the accompanying financial statements of Wholesale Express, LLC, which comprise the balance sheet as of September 30, 2018, and the related statement of income and member’s equity, and cash flows for the nine-month period then ended and the related notes to the financial statements. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement whether due to fraud or error.

Accountant’s Responsibility

Our responsibility is to conduct the review engagements in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountant’s Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying September 30, 2018 financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Other Matter - Balance Sheet at December 31, 2017

The December 31, 2017 balance sheet was audited by us, and we expressed an unmodified opinion on it in our report dated October 23, 2018. We have not performed any auditing procedures since that date.

1200 Market Street, Chattanooga, TN 37402 | T 423.756.7771 | F 423.265.8125

AN INDEPENDENT MEMBER OF THE BDO ALLIANCE USA

Other Matter - Statements for the period ended September 30, 2017

The September 30, 2017 financial statements were reviewed by us. Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Chattanooga, Tennessee
January 9, 2019

WHOLESALE EXPRESS, LLC

BALANCE SHEET

SEPTEMBER 30, 2018 AND DECEMBER 31, 2017

(See Independent Accountant's Review Report)

ASSETS

	Reviewed as of September 30, 2018	Audited as of December 31, 2017
CURRENT ASSETS
Accounts receivable, net of allowance	$2,405,577	$1,817,382
Accounts receivable - related party	495,385	15,284
Prepaid expenses	62,627	79,729
Total current assets	2,963,589	1,912,395

PROPERTY AND EQUIPMENT
Leasehold improvements	24,396	24,396
Accumulated depreciation	(2,173)	(953)
Cost less accumulated amortization	22,223	23,443

OTHER ASSETS
Due from related party	720,000	215,000
TOTAL ASSETS	$3,705,812	$2,150,838

LIABILITIES AND MEMBER'S EQUITY

CURRENT LIABILITIES
Checks drawn in excess of available bank balance	$21,854	$105,828
Accounts payable	1,055,731	577,075
Accrued state taxes	64,105	21,300
Deferred tax	116,000	79,000
Total current liabilities	1,257,690	783,203

MEMBER'S EQUITY	2,448,122	1,367,635

TOTAL LIABILITIES AND MEMBER'S EQUITY	$3,705,812	$2,150,838

The accompanying notes are an integral part of these financial statements.

WHOLESALE EXPRESS, LLC

STATEMENT OF INCOME AND MEMBER'S EQUITY

FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2018 AND 2017

(See Independent Accountant's Review Report)

	2018	2017
REVENUES	$22,753,900	$13,807,904

COST OF REVENUES	18,307,575	11,133,617
Gross profit	4,446,325	2,674,287

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES	3,193,096	2,129,257

OPERATING INCOME	1,253,229	545,030

INCOME TAX EXPENSE
Current tax expense	35,742	12,574
Deferred tax expense	37,000	25,000
Total income tax expense	72,742	37,574

NET INCOME	1,180,487	507,456
Member's equity - beginning of year	1,367,635	486,547
Distributions	(100,000)	-
Member's equity - end of period	$2,448,122	$994,003

The accompanying notes are an integral part of these financial statements.

WHOLESALE EXPRESS, LLC

STATEMENT OF CASH FLOWS

FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2018 AND 2017

(See Independent Accountant's Review Report)

	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,180,487	$507,456
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	1,220	585
Provision for deferred income taxes	37,000	25,000
Changes in current assets and liabilities:
Accounts receivable	(1,068,296)	(951,907)
Prepaid expenses	17,102	(29,884)
Due from related party	(505,000)	(150,000)
Accrued taxes	42,805	12,574
Accounts payable	478,658	425,102
Net cash from operating activities	183,976	(161,074)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	-	(11,700)
Net cash from investing activities	-	(11,700)

CASH FLOWS FROM FINANCING ACTIVITIES
Distribution to member	(100,000)
Checks drawn in excess of balance	(83,976)	172,774
Net cash from financing activities	(183,976)	172,774

NET CHANGE IN CASH	-	-
Cash - beginning of year	-	-
Cash - end of period	$-	$-

The accompanying notes are an integral part of these financial statements.

WHOLESALE EXPRESS, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(See Independent Accountant’s Review Report)

NOTE 1 – NATURE OF OPERATIONS

Wholesale Express, LLC, (the Company) is a Tennessee based limited liability company headquartered in Mt. Juliet, Tennessee. Wholesale Express is a nationwide high-volume automotive transport company and is engaged in domestic freight brokerage.

The Company shares common ownership as their related company Wholesale Inc., a used car retailer and wholesaler based in Mt. Juliet, Tennessee.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Principles

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Financial Accounting Standards Board (FASB) has established the Accounting Standards Codification (ASC) as the sole source of authoritative GAAP.

Cash

The Company considers cash in the bank and all highly liquid investments with an original maturity of three months or less to be cash. The Company maintains an account with a financial institution which may exceed federally insured amounts at times.

Accounts Receivable

Accounts receivable includes certain amounts due from customers and the related party. Management believes the Company maintains an adequate allowance for uncollectible accounts. As of September 30, 2018 and December 31, 2017, the allowance for doubtful accounts was $181,150 and $64,000, respectively .

Management considers all trade receivables ninety days past due as delinquent. Interest is not charged on accounts considered delinquent.

Property and Equipment

Property and equipment consist of leasehold improvements that are stated at cost. Expenditures for repairs and maintenance are charged to expense as incurred. Upon sale or other retirement of depreciable property, the cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations. Depreciation is provided using the straight-line method over the estimated useful lives of the depreciable assets. Depreciation expense totaled $1,220 and $585 for the periods ended September 30, 2018 and 2017.

(Continued)

WHOLESALE EXPRESS, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(See Independent Accountant’s Review Report)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(Continued)

Revenue Recognition

The Company is primarily a non-asset-based carrier and as such owns no transportation assets. Revenue is derived from the purchase of transportation services from direct (asset-based) carriers and resale of those services to customers as an indirect carrier. Revenues related to shipments are recognized based on the terms in the contract of carriage, primarily when goods reach their destination.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company, with the consent of its member, has elected to be taxed as a pass-through entity under the provisions of the Internal Revenue Code. The member is personally liable for their proportionate share of the Company’s federal taxable income. Therefore, no provision for federal income taxes is reflected in these financial statements. The Company is a taxable entity for state purposes.

Uncertain Tax Positions

The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the positions will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50% likely of being realized upon settlement with the applicable taxing authority. As of September 30, 2018 and 2017, the Company has not recognized liabilities for uncertain tax positions or associated interest and penalties. The Company’s evaluation was performed for the tax years ended December 31, 2016 and 2017, for U.S. federal income tax, and for the state of Tennessee, the years which remain subject to examination as of September 30, 2018.

Advertising

Advertising costs are charged to operations when incurred. Advertising expense totaled $17,825 and $3,420 for the periods ended September 30, 2018 and 2017.

WHOLESALE EXPRESS, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(See Independent Accountant’s Review Report)

NOTE 3 – OPERATING LEASES

The Company leases facilities in Arizona and Michigan under noncancelable operating leases which expire at various dates through August 31, 2021. The leases generally require the Company to pay taxes, maintenance, and insurance. Management expects that in the normal course of business, leases that expire will be renewed or replaced by other leases. The Company also rents a facility in Tennessee from Wholesale Inc. on a month to month basis. Rent expense for the period ended September 30, 2018 and 2017 was $91,505 and $49,102, respectively. Future monthly rentals under the property leases are as follows:

2018	$31,056
2019	127,595
2020	123,362
2021	34,800
$316,813

NOTE 4 – RELATED PARTY TRANSACTIONS

Transactions and outstanding balances with entities under common control are summarized as following:

	September 30, 2018	December 31, 2017
Due from	$720,000	$215,000
Accounts receivable	495,385	15,284
Accounts payable	33,049	34,756

	September 30, 2018	December 31, 2017
Sales	2,213,432	643,992
Reimbursements	344,434	464,146

NOTE 5 – INCOME TAXES

The state income tax provisions consist of the following as of:

	September 30, 2018	December 31, 2017
Current tax expense	$35,742	$12,574
Deferred tax expense	37,000	25,000
Total provision for income taxes	$72,742	$37,574

(Continued)

WHOLESALE EXPRESS, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(See Independent Accountant’s Review Report)

NOTE 5 – INCOME TAXES (Continued)

Net deferred income taxes on the balance sheet as of September 30, 2018 and December 31, 2017, include deferred income tax liabilities of $116,000 and $79,000, respectively.

Deferred income taxes are provided for the temporary differences between the financial reporting basis and tax basis of the Company’s assets and liabilities. The deferred income tax assets and liabilities results from the use of accelerated methods of depreciation of property and equipment, the use of cash basis reporting for income tax purposes and net operating loss carryforwards.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

During the normal course of its operations, the Company from time to time becomes involved in various legal actions. Management is of the opinion that there were no existing or pending legal actions which will have a material effect on the financial condition of the Company.

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB issued Accounting Standard Update ("ASU") 2014-09, Revenue from Contracts with Customers (Topic 606), a new standard on revenue recognition. Further, the FASB has issued a number of additional ASU's regarding the new revenue recognition standard. The new standard, as amended, will supersede existing revenue recognition guidance and apply to all entities that enter into contracts to provide goods or services to customers. The guidance also addresses the measurement and recognition of gains and losses on the sale of certain non-financial assets, such as real estate, property, and equipment. The new standard will become effective for annual reporting periods beginning on or after December 15, 2018 and interim periods within that year. The standard can be adopted either retrospectively to each reporting period presented or as a cumulative effect adjustment as of the date of adoption. Early adoption of the standard is permitted, but not before annual reporting periods beginning on or after December 15, 2017. We have performed a preliminary evaluation of this standard and plan to adopt it effective January 1, 2019. We cannot currently estimate the impact of this change upon adoption of this standard and will continue to review the impact of this standard on potential disclosure changes in our financial statements, as well as which transition approach will be applied. Our evaluation of this standard will continue through the date of adoption.

The FASB issued ASU 2016-02, Leases (Topic 842), in February 2016. ASU 2016-02 requires the recognition by lessees of assets and liabilities that arise from all lease transactions, except for leases with a lease term of 12 months or less. The lessee accounting model under ASU 2016-02 retains two types of leases: finance leases, which are to be accounted for in substantially the same manner as the existing accounting for capital leases, and operating leases, which are to be accounted for both in the statement of activities and the statement of cash flows in a manner consistent with existing accounting for operating leases. ASU 2016-02 also requires expanded qualitative and quantitative disclosures regarding the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 applies to the Company's financial statements for the year ending December 31, 2020, with earlier implementation permitted. The Company's management has not determined the impact on its financial statements as a result of implementing ASU 2016-02.

WHOLESALE EXPRESS, LLC

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

(See Independent Accountant’s Review Report)

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated events and transactions subsequent to the balance sheet date through the date of the independent accountant's review report (the date the financial statements were available to be issued) for potential recognition or disclosure in the financial statements.

In October 2018 the Company’s equity interest was sold along with the equity interest of Wholesale Inc., a company under common ownership.

Management has not identified any additional items requiring recognition or disclosure.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On October 26, 2018, RumbleOn, Inc., a Nevada corporation (“RumbleOn” or the “Company”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among the Company, the Company’s newly-formed acquisition subsidiary RMBL Tennessee, LLC, a Delaware limited liability company (“Merger Sub”), Wholesale Holdings, Inc., a Tennessee corporation (“Holdings”), Wholesale, LLC, a Tennessee limited liability company and wholly-owned subsidiary of Holdings (“Wholesale”), Steven Brewster and Janelle Brewster (each a “Wholesale Stockholder,” and together the “Wholesale Stockholders”), with Mr. Brewster, as the representative of each Wholesale Stockholder, and, for the limited purposes of Section 5.8 of the Merger Agreement, Marshall Chesrown and Steven R. Berrard, providing for the merger of Holdings with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of the Company and Wholesale continuing as a wholly-owned subsidiary of Merger Sub (the “Wholesale Transaction”). On October 29, 2018, the Company entered into an Amendment to the Merger Agreement making a technical correction to the definition of “Parent Consideration Shares” contained in the Merger Agreement.

Also, on October 26, 2018, the Company entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), by and among the Company, Mr. Brewster and Justin Becker (together the “Express Sellers”), with Mr. Brewster as representative of the Express Sellers, pursuant to which the Company acquired all of the membership interests (the “Express Transaction,” and together with the Wholesale Transaction, the “Transactions”) in Wholesale Express, LLC, a Tennessee limited liability company (“Express,” and together with Wholesale, the “Wholesale Entities”).

The Transactions were both completed on October 30, 2018. As consideration for the Wholesale Transaction, the Company (i) paid cash consideration of $12,353,941, subject to certain customary post-closing adjustments, and (ii) issued to the Wholesale Stockholders 1,317,329 shares (the “Stock Consideration”) of the Company’s Series B Non-Voting Convertible Preferred Stock, par value $0.001 (the “Series B Preferred”). As consideration for the Express Transaction, the Company paid cash consideration of $4,000,000, subject to certain customary post-closing adjustments.

Additionally, on October 30, 2018, the Company completed the private placement of an aggregate of 3,030,000 shares of its Class B Common Stock (the “Private Placement”), at a price of $7.10 per share for non-affiliates of the Company, and, with respect to directors participating in the Private Placement, at a price of $8.10 per share. Gross proceeds from the Private Placement were approximately $21.6 million. The Company paid the placement agents a fee of 6.5% of the gross proceeds in the Private Placement. Net proceeds from the Private Placement were used to partially fund the cash consideration of the Transactions and the balance will be used for working capital purposes.

The following Unaudited Pro Forma Condensed Combined Financial Statements are based on the historical financial statements of RumbleOn and the Wholesale Entities after giving effect to the Transactions and the Private Placement. The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2018, gives effect to the Transactions and the Private Placement as if they had occurred on that date. The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2017 and the nine-month period ended September 30, 2018 gives effect to the Transactions and the Private Placement as if they had occurred on January 1, 2017.

The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with (i) RumbleOn’s historical consolidated financial statements for the year ended December 31, 2017 and the accompanying notes thereto, as filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Form 10-K”), (ii) RumbleOn’s condensed consolidated financial statements (unaudited) as of and for the nine-month period ended September 30, 2018, and the accompanying notes thereto, as filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period then ended (the “2018 Q3 Form 10-Q”), (iii) the Wholesale Entities’ historical financial statements as of and for the year ended December 31, 2017 and the accompanying notes thereto and as of and for the nine-month period ended September 30, 2018 and the accompanying notes thereto, each as included with this filing, and (iv) the accompanying Notes to these Unaudited Pro Forma Condensed Combined Financial Statements.

The unaudited pro forma financial data are based on the historical financial statements of RumbleOn and the Wholesale Entities as described above, and on publicly available information and certain assumptions RumbleOn believes are reasonable, which are described in the Notes to Unaudited Pro Forma Condensed Combined Financial Statements. RumbleOn has not performed a detailed valuation analysis necessary to determine the fair market values of the Wholesale Entities’ assets acquired and liabilities assumed. For the purpose of the Unaudited Pro Forma Condensed Combined Financial Statements, preliminary allocations of estimated acquisition consideration have been based on: (i) the cash payment of $12,353,941 and the issuance of the Stock Consideration for Wholesale and (ii) the cash payment of $4,000,000 for Express. The acquisition consideration has been preliminarily allocated to certain assets and liabilities using management assumptions as further described in the accompanying notes. RumbleOn has commenced with its valuations of the fair value of the assets acquired and the liabilities assumed and determination as to the useful lives of the assets acquired.

The Unaudited Pro Forma Condensed Combined Financial Statements are provided for informational purpose only. The pro forma information provided is not necessarily indicative of what the combined company’s financial position and results of operations would have actually been had the Transactions been completed on the dates used to prepare these pro forma financial statements. The adjustments to fair value and the other estimates reflected in the accompanying Unaudited Pro Forma Condensed Combined Financial Statements may be materially different from those reflected in the combined company’s consolidated financial statements subsequent to the Transactions. In addition, the Unaudited Pro Forma Condensed Combined Financial Statements do not purport to project the future financial position or results of operations of the combined companies. Reclassifications and adjustments may be required if changes to RumbleOn’s financial presentation are needed to conform RumbleOn’s accounting policies to the accounting policies of the Wholesale Entities.

These Unaudited Pro Forma Condensed Combined Financial Statements do not give effect to any anticipated synergies, operating efficiencies or cost savings that may be associated with the Transactions. These financial statements also do not include any integration costs the companies may incur related to the Transactions as part of combining the operations of the companies. The Unaudited Pro Forma Condensed Combined Statement of Operations do not include an estimate for transaction costs of approximately $926,000.

RumbleOn Inc. and Subsidiaries
Pro Forma Condensed Combined Balance Sheet
as of September 30, 2018
(Unaudited)

	RumbleOn	Wholesale	Express	Pro Forma Adjustments		Pro Forma Combined
Current assets:
Cash	$11,831,602	$2,497,659	$-	$(1,767,786)	(A), (B), (F)	$12,561,475
Restricted cash	350,000	-	-	5,500,000	(A), (F)	5,850,000
Investments	-	880,091	-	-		880,091
Accounts receivable, net	193,135	4,051,862	2,405,577	-		6,650,574
Accounts receivable-related party	-	-	495,385	(495,385)	(J)	-
Inventory	5,626,186	58,932,938	-	-		64,559,124
Prepaid expense	132,433	310,267	62,627	-		505,327
Other	-	461,858	-	-		461,858
Total current assets	18,133,356	67,134,675	2,963,589	3,236,829		91,468,449

Property and equipment - net	4,145,437	2,779,022	22,223	-		6,946,682
Goodwill	1,850,000	-	-	18,672,853	(C)	20,522,853
Due from related party	-	-	720,000	(720,000)	(J)	-
Other noncurrent assets	103,235	-	-	-		103,235
Total assets	$24,232,028	$69,913,697	$3,705,812	$21,189,682		$119,041,219

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$1,839,210	$10,515,643	$1,257,690	(495,385)	(J)	$13,117,158
Accrued interest payable	93,324	-	-	-		93,324
Income tax payable	-	379,502	-	-		379,502
Due to related party	-	720,000	-	(720,000)	(J)	-
Current portion of long-term debt	4,349,746	56,367,075	-	-		60,716,821
Total current liabilities	6,282,280	67,982,220	1,257,690	(1,215,385)		74,306,805

Long term liabilities:
Note payable	4,653,708	-	-	-		4,653,708
Other liabilities	-	46,000	-	-		46,000
Total long-term liabilities	4,653,708	46,000	-	-		4,699,708

Total liabilities	10,935,988	68,028,220	1,257,690	(1,215,385)		79,006,513

Commitments and Contingencies

Stockholders' equity:
Preferred stock	-	-	-	1,317	(A), (D)	1,317
Common stock	15,406	1,000	-	2,030	(E)	18,436
Member equity	-	-	2,448,122	(2,448,122)	(E)	-
Additional paid in capital	37,656,377	-	-	26,734,319	(A), (D)	64,390,696
Retained earnings (deficit)	(24,375,743)	1,884,477	-	(1,884,477)	(E)	(24,375,743)
Total stockholders' equity	13,296,040	1,885,477	2,448,122	22,405,067		40,034,706
Total liabilities and stockholders' equity	$24,232,028	$69,913,697	$3,705,812	$21,189,682		$119,041,219

See Accompanying Notes to Pro Forma Financial Statements.

RumbleOn Inc. and Subsidiaries
Pro Forma Condensed Combined Statement of Operations
For the Nine-Months ended September 30, 2018
(Unaudited)

	RumbleOn	Wholesale	Express	Pro Forma Adjustments		Pro Forma Combined
Revenue:
Wholesale vehicles	$36,384,996	$424,245,853	$-	$-		$460,630,849
Retail vehicles	4,436,768	65,703,165	-	-		70,139,933
Transportation	-	-	22,753,900	(465,575)	(K)	22,288,325
Other sales and revenue	399,308	7,108,132	-	-		7,507,440
Subscription fees	28,689	-	-	-		28,689
Total Revenue	41,249,761	497,057,150	22,753,900	(465,575)		560,595,236

Cost of sales	37,419,594	480,221,497	18,307,575	(465,575)	(K)	535,483,091

Gross profit	3,830,167	16,835,653	4,446,325	-		25,112,145

Selling, general and administrative	17,857,561	13,825,952	3,193,096	750,000	(G)	35,626,609
Depreciation and amortization	671,264	244,312	-	-		915,576

Operating income (loss)	(14,698,658)	2,765,389	1,253,229	(750,000)		(11,430,040)

Interest expense	657,788	2,030,693	-	-		2,688,481
Other (income) expense	-	(125,312)	-	-		(125,312)

Net income before provision for income taxes	(15,356,446)	860,008	1,253,229	(750,000)		(13,993,209)

Income tax (benefit) expense	-	86,000	72,742	(158,742)	(H)	-

Net income (loss)	$(15,356,446)	$774,008	$1,180,487	$(591,258)		$(13,993,209)

Weighted average number of common shares outstanding - basic and fully diluted						19,268,022

Net loss per share - basic and fully diluted						(0.73)

See Accompanying Notes to Pro Forma Financial Statements.

RumbleOn Inc. and Subsidiaries
Pro Forma Condensed Combined Statement of Operations
For the Year ended December 31, 2017
(Unaudited)

	RumbleOn	Wholesale	Express	Pro Forma Adjustments		Pro Forma Combined
Revenue:
Wholesale vehicles	$7,020,070	$503,860,499	$-	$-		$510,880,569
Retail vehicles	-	87,113,151	-	-		87,113,151
Transportation	-	-	19,153,124	(398,255)	(L)	18,754,869
Other sales and revenue	159,230	10,101,992	-	-		10,261,222
Subscription fees	126,602	-	-	-		126,602
Total Revenue	7,305,902	601,075,642	19,153,124	(398,255)		627,136,413

Cost of sales	7,027,793	580,244,867	15,402,561	(398,255)	(L)	602,276,966
Gross profit	278,109	20,830,775	3,750,563	-		24,859,447

Selling, general and administrative	7,586,999	17,357,156	2,807,901	1,000,000	(G)	28,752,056

Depreciation and amortization	668,467	250,458	-	-		918,925
Operating income (loss)	(7,977,357)	3,223,161	942,662	(1,000,000)		(4,811,534)

Interest expense	595,966	1,941,106	-	-		2,537,072
Other (income) expense	-	(119,688)	-	-		(119,688)

Net income before provision for income taxes	(8,573,323)	1,401,743	942,662	(1,000,000)		(7,228,918)

Income tax (benefit) expense	-	48,500	61,573	(110,073)	(I)	-

Net income (loss)	$(8,573,323)	$1,353,243	$881,089	$(889,927)		$(7,228,918)

Weighted average number of common shares outstanding-basic and fully diluted						14,189,121

Net loss per share - basic and fully diluted						$(0.51)

See Accompanying Notes to Pro Forma Financial Statements.

Notes to Unaudited Pro Forma
Condensed Combined Financial Statements

Note 1 - Basis of Presentation

The following Unaudited Pro Forma Condensed Combined Financial Statements of RumbleOn, Inc. are based on the historical financial statements of the Company after giving effect to the Transactions, the Private Placement and the assumptions and adjustments described in these Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

The unaudited pro forma balance sheet as of September 30, 2018 is presented as if the Transactions and the Private Placement had occurred on September 30, 2018. The unaudited pro forma statements of operations for the year ended December 31, 2017 and for the nine-month period ended September 30, 2018 are presented as if the Transactions and the Private Placement had occurred on January 1, 2017.

The allocation of the purchase price used in the unaudited pro forma financial statements is based upon a preliminary valuation by management. The final estimate of the fair values of the assets and liabilities will be determined with the assistance of a third-party valuation firm. The Company’s preliminary estimates and assumptions are subject to change upon the finalization of internal studies and third-party valuations of assets, including investments, property and equipment, intangible assets including goodwill, and certain liabilities.

The Unaudited Pro Forma Condensed Combined Financial Statements are provided for informational purpose only and is not necessarily indicative of what the combined company’s financial position and results of operations would have actually been had the Transactions been completed on the dates used to prepare these pro forma financial statements. The adjustments to fair value and the other estimates reflected in the accompanying Unaudited Pro Forma Condensed Combined Financial Statements may be materially different from those reflected in the combined company’s consolidated financial statements subsequent to the Transactions. In addition, the Unaudited Pro Forma Condensed Combined Financial Statements do not purport to project the future financial position or results of operations of the combined companies. Reclassifications and adjustments may be required if changes to RumbleOn’s financial presentation are needed to conform RumbleOn’s accounting policies to the accounting policies of the Wholesale Entities.

These Unaudited Pro Forma Condensed Combined Financial Statements do not give effect to any anticipated synergies, operating efficiencies or cost savings that may be associated with the Transactions. These financial statements also do not include any integration costs the companies may incur related to the Transactions as part of combining the operations of the companies. The Unaudited Pro Forma Condensed Combined Statement of Operations do not include an estimate for transaction costs of approximately $926,000.

Note 2 - Summary of Significant Accounting Policies

The Unaudited Pro Forma Condensed Combined Financial Statements have been prepared in a manner consistent with the accounting policies adopted by the Company. The accounting policies followed for financial reporting on a pro forma basis are the same as those disclosed in the 2017 Form 10-K and 2018 Q3 Form 10-Q. The Unaudited Pro Forma Condensed Combined Financial Statements do not assume any differences in accounting policies among the Company and the Wholesale Entities. The Company is reviewing the accounting policies of the Wholesale Entities to ensure conformity of such accounting policies to those of the Company and, as a result of that review, the Company may identify differences among the accounting policies of the three companies, that when conformed, could have a material impact on the combined financial statements. At this time, the Company is not aware of any difference that would have a material impact on the Unaudited Pro Forma Condensed Combined Financial Statements.

Note 3 - Transactions

On October 26, 2018, the Company entered into the Merger Agreement providing for the Wholesale Transaction. On October 29, 2018, the Company entered into an Amendment to the Merger Agreement making a technical correction to the definition of "Parent Consideration Shares" contained in the Merger Agreement. Also, on October 26, 2018, the Company entered into the Purchase Agreement providing for the Express Transaction.

On October 30, 2018, the Transactions were both completed. As consideration for the Express Transaction, the Company paid cash consideration of $4,000,000, subject to certain customary post-closing adjustments. As consideration for the Wholesale Transaction, the Company (i) paid cash consideration of $12,353,941, subject to certain customary post-closing adjustments, and (ii) issued to the Wholesale Stockholders 1,317,329 shares of Series B Preferred. Shares of Series B Preferred rank pari passu with the Company’s Class B Common Stock, except that holders of Series B Preferred shall not be entitled to vote on any matters presented to the stockholders of the Company. Each share of Series B Preferred is convertible on a one-for-one basis into shares of the Company’s Class B Common Stock. The Series B Preferred will automatically convert into the Company’s Class B Common Stock 21 days after the mailing of a definitive information statement of the type contemplated by and in accordance with Regulation 14C of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), to the Company’s stockholders, without any further action on the part of the Company or any holder. In connection with the Wholesale Transaction, stockholders of the Company holding a majority of the voting power of the Company’s common stock approved the conversion of the Series B Preferred into an equal number of shares of the Company’s Class B Common Stock. A definitive information statement describing the acquisitions and the conversion will be mailed to non-consenting stockholders of the Company in accordance with Regulation 14C of the Exchange Act.

Additionally, on October 30, 2018, the Company completed the Private Placement. Gross proceeds from the Private Placement were approximately $21.6 million. Net proceeds from the Private Placement were used to partially fund the cash consideration of the Transactions and the balance will be used for working capital purposes.

For purposes of the pro forma September 30, 2018 balance sheet, the total purchase price of the Transactions is allocated as follows:

	Wholesale	Express
Estimated fair value of assets:
Cash	$2,497,659	$-
Investments	880,091	-
Accounts receivable	4,051,862	2,405,577
Accounts receivable-related party	-	495,385
Inventory	58,932,938	-
Prepaid expenses	310,267	62,627
Property & equipment	2,779,022	22,223
Due from Related party	-	720,000
Other Assets	461,858	-
	69,913,697	3,705,812

Estimated fair value of liabilities assumed:
Accounts payable and other	10,515,643	1,257,690
Floor plan liability	56,367,075	-
Income tax payable	379,502	-
Due to related party	720,000	-
Notes payable	46,000	-
	68,028,220	1,257,690

Net tangible assets	1,885,477	2,448,122

Goodwill	17,120,976	1,551,878

Total purchase price	$19,006,453	$4,000,000

Issuance of shares	$6,652,512	$-
Cash paid	12,353,941	4,000,000
Total purchase price	$19,006,453	$4,000,000

Note 3 - Pro Forma Adjustments

The following pro forma adjustments are included in the Unaudited Pro Forma Condensed Combined Financial Statements:

(A)
To adjust cash to reflect net proceeds of $20,086,155 received in the Private Placement, less (i) $12,353,941 cash consideration paid in the Wholesale Transaction and (ii) $4,000,000 cash consideration paid in the Express Transaction.

(B)
Does not include $5 million cash received from an advance on the Company’s credit facility in connection with the Transactions.

(C)
To reflect Goodwill of (i) $17,120,976 acquired in the Wholesale Transaction and (ii) $1,551,877 acquired in the Express Transaction.

(D)
To reflect the issuance of 1,317,329 shares of Series B Preferred stock to seller and 3,030,000 of Class B common stock to Private Placement investors in connection with the Wholesale Transaction.

(E)
To reflect the elimination of (i) $1,885,477 of Wholesale retained earnings and common stock and (ii) $2,448,122 of Express member’s equity.

(F)
To reflect the restricted cash deposit required by the floor plan lender in connection with the assumption of the existing Wholesale floor plan line.

(G)
To adjust Selling, General and Administrative Expenses for the issuance of restricted stock units under the Company’s Stock Incentive Plan to certain management members of the Wholesale Entities in connection with the Transactions.

(H)
To adjust income tax expense for the nine-months ended September 30, 2018.

(I)
To adjust income tax expense for the year ended December 31, 2017.

(J)
To eliminate intercompany payables and receivables between Wholesale Inc. and Wholesale Express as of September 30, 2018.

(K)
To eliminate intercompany transactions between Wholesale Inc. and Wholesale Express for the nine-months ended September 30, 2018.

(L)
To eliminate intercompany transactions between Wholesale Inc. and Wholesale Express for the year ended December 31, 2017.

APPENDIX A

WRITTEN CONSENT
OF
THE SHAREHOLDERS
OF
RUMBLEON, INC.

Each of the undersigned shareholders of RumbleOn, Inc., a Nevada corporation (the "Company"), having voting power with respect to that number of shares set forth on the signature page of such shareholder attached to this written consent, in accordance with the Nevada Revised Statutes and the Company's bylaws, and in lieu of holding a meeting of the shareholders of the Company, hereby waive all notices, statutory or otherwise, consent to and approve the following resolutions and direct that this Written Consent be filed with the records of the Company:

WHEREAS, on October 25, 2018, the Board of Directors of the Company (the "Board") approved the Agreement and Plan of Merger attached as Exhibit A hereto, by and among the Company, RMBL Tennessee, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), Wholesale Holdings, Inc., a Tennessee corporation (“Holdings”), Wholesale, LLC, a Tennessee limited liability company, Steven Brewster and Janelle Brewster (collectively, the “Stockholders”), Steven Brewster, a Tennessee resident, as the representative of each Stockholder, and, for the limited purpose of Section 5.8 therein, Marshall Chesrown and Steven R. Berrard (the “Merger Agreement”), pursuant to which Holdings will merge with and into Merger Sub with Merger Sub as the surviving entity (the “Merger”); and

WHEREAS, in connection with the Merger, on October 25, 2018, the Board has approved and the Company has filed with the Nevada Secretary of State a Certificate of Designation designating 2,500,000 shares of preferred stock as Series B Non-Voting Convertible Preferred Stock, par value $0.001 per share ("Series B Preferred"), and specifying the preferences and rights of the Series B Preferred (the "Certificate of Designation"), including, without limitation, the automatic conversion of Series B Preferred into the number of shares of the Company's Class B Common Stock, par value $0.001 (the “Class B Common Stock”) as provided for in the Certificate of Designation and the Merger Agreement (such shares of Class B Common Stock, the "Conversion Shares").

NOW, THEREFORE, BE IT RESOLVED, that the undersigned hereby approve, under the NASDAQ Stock Market Company Guide Rules, the issuance of Conversion Shares as provided for in the Certificate of Designation and the Merger Agreement; and be it

FURTHER RESOLVED, for the purpose of listing the Conversion Shares, the Company be, and it hereby is, authorized to submit, by and through any proper officer of the Company (each such person, an "Authorized Person"), to the NASDAQ Stock Market an Additional Listing Application, together with any related filings and documents, to be in substantially the form reviewed by any Authorized Person, with such changes, additions, modifications and deletions therein and containing such terms as any Authorized Person deems necessary or appropriate; and be it

FURTHER RESOLVED, that any Authorized Person be, and each of them hereby is, authorized, in the name and on behalf of the Company, to take from time to time all such actions and to (i) execute and deliver all such instruments, certificates, consents, amendments, and other documents in connection therewith required to issue the Conversion Shares on the terms and at the time authorized by this Written Consent as may be deemed by such Authorized Person taking such action or executing, delivering or filing such instruments or other documents to be necessary or advisable to carry out the intent of the foregoing resolutions (with any changes thereto as any such Authorized Person executing the same shall approve, as conclusively evidenced by his or her execution thereof), and (ii) file all documents necessary or appropriate under state corporation laws with any appropriate governmental authority, whether domestic or foreign, or to take any other actions as may be required in connection therewith; and be it

FURTHER RESOLVED, that all actions heretofore taken by any Authorized Person in connection with, or with respect to, the matters referred to in the foregoing resolutions be and hereby are confirmed, ratified and approved; and be it

FURTHER RESOLVED, that this Written Consent may be signed in two or more counterparts, each of which shall constitute an original and all of which shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the undersigned constituting the Majority Shareholders of the Company, have executed this Written Consent effective as of the 30th day of October 2018.

MAJORITY SHAREHOLDERS:

/s/ Marshall Chesrown
Marshall Chesrown

Shares: 875,000 Class A Common Stock / 1,737,656 Class B Common Stock

BLUE FLAME CAPITAL, LLC

/s/ Denmar Dixon
Denmar Dixon, its Managing Partner

Shares: 962,179 Class B Common Stock

BERRARD HOLDINGS LIMITED PARTNERSHIP

By: Berrard Holdings, LLC, its general partner

By: /s/ Steven R. Berrard
Steven R. Berrard, its sole Manager
Shares: 125,000 Class A Common Stock / 1,970,000 Class B Common Stock

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